PROSPECTUS MAY 1, 2006


JPMORGAN
MULTI-MANAGER
FUNDS


JPMORGAN MULTI-MANAGER SMALL CAP GROWTH FUND

JPMORGAN MULTI-MANAGER SMALL CAP VALUE FUND


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[JPMORGAN ASSET MANAGEMENT LOGO]

CONTENTS

JPMorgan Multi-Manager Small Cap Growth Fund                                   1

JPMorgan Multi-Manager Small Cap Value Fund                                    8

The Funds' Management and Administration                                      15

Networking and Sub-Transfer Agency Fees                                       21

How Your Account Works                                                        22

  Purchasing Fund Shares                                                      22

  Redeeming Fund Shares                                                       24

  Other Information Concerning the Funds                                      26

  Distributions and Taxes                                                     26

  Shareholder Statements and Reports                                          27

  Availability of Proxy Voting Record                                         28

  Portfolio Holdings Disclosure                                               28

Risk and Reward Elements                                                      29

Legal Proceedings Relating to Banc One Investment
  Advisors Corporation and Certain of its Affiliates                          32

Financial Highlights                                                          33

How To Reach Us                                                       Back cover

JPMorgan MULTI-MANAGER SMALL CAP GROWTH FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 29-31.

THE FUND'S OBJECTIVE

The Fund seeks to provide long-term capital growth by investing in equity securities of small capitalization companies.

THE FUND'S MAIN INVESTMENT STRATEGY

Under normal market conditions, the Fund will invest at least 80% of its Assets in equity securities of small-capitalization companies. "Assets" means net assets, plus the amount of borrowings for investment purposes. The Fund generally defines small-capitalization companies as those with market capitalizations not greater than the largest companies in the Russell 2500(TM) Growth Index or a similar index at the time of purchase. Market capitalization is the total market value of a company's shares.

The Fund invests in a broad portfolio of equity securities that J.P. Morgan Investment Management Inc. ("JPMIM" or the "Adviser") or a subadviser believes have strong earnings growth potential. A "growth" style strategy focuses on identifying securities that Fund management believes have above-average growth potential over a long-term time horizon.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts, warrants to purchase common stocks, rights, investment company securities, trust or partnership interests and real estate investment trusts (REITs) (pooled investment vehicles that invest primarily in income producing real estate or loans related to real estate). The Fund may also invest in exchange-traded funds.

Under normal market conditions, the Fund will purchase only securities that are traded on national exchanges or in the over-the-counter market in the United States.

Although the Fund intends to invest primarily in equity securities, under normal market conditions, it may also invest in high-quality money market instruments and repurchase agreements.

The Fund may invest in shares of exchange-traded funds (ETFs), affiliated money market funds and other investment companies. An ETF is a registered investment company that seeks to track the performance of a particular market index. These indexes include not only broad-market indexes but more specific indexes as well, including those relating to particular sectors, markets, regions or industries.

The Fund may invest in derivatives, which are financial instruments whose value is based on one or more securities, indexes, interest rates or exchange rates. The Fund may use derivatives to hedge securities positions, to manage market risks or to increase the Fund's income or gain. Derivatives may also be used as substitutes for securities in which the Fund can invest. The Fund may also use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is non-diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

-  THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.

-  THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING

HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

The Fund uses a "multi-manager" investment strategy. The Fund's investment adviser is JPMIM. JPMIM allocates portions of the Fund's Assets to several investment managers, called "subadvisers," who then manage their respective portions of the Assets under the general supervision of JPMIM.

JPMIM uses rigorous criteria to select subadvisers with proven track records to manage a portion of the Fund's Assets. In choosing the subadvisers and their allocations, JPMIM considers a number of factors, including market trends, its own outlook for a given market capitalization or investment style category, and the subadvisers' performance in various market conditions. By combining the strengths of different subadvisers, the Fund seeks to bring together a variety of stock selection processes and methodologies to achieve its investment objective.

In addition to selecting the subadvisers and allocating the Fund's Assets among them, JPMIM is responsible for monitoring and coordinating the overall management of the Fund. JPMIM reviews the Fund's portfolio holdings, evaluates the on-going performance of the subadvisers and monitors concentration in a particular security or industry.

In managing the Fund, the subadvisers apply an active equity management style. In selecting stocks, the subadvisers generally use their independent investment processes, with sector, capitalization and style limits depending on each subadviser's discipline. In determining whether to sell a stock, the subadvisers generally use the same type of analysis that it uses in buying a stock in order to

The following table identifies the subadvisers and their focus. For more details, see "The Funds' Management and Administration" section.

SUBADVISER                   SIZE OF COMPANIES   INVESTMENT STYLE   BENCHMARK INDEX*
---------------------------------------------------------------------------------------
BLACKROCK ADVISORS, INC.     SMALL CAP           GROWTH             RUSSELL 2000 GROWTH

J. & W. SELIGMAN & CO.
INCORPORATED                 SMALL CAP           GROWTH             RUSSELL 2500 GROWTH

UBS GLOBAL ASSET
MANAGEMENT (AMERICAS) INC.   SMALL CAP           GROWTH             RUSSELL 2000 GROWTH

OBERWEIS ASSET
MANAGEMENT, INC.             SMALL CAP           GROWTH             RUSSELL 2000 GROWTH

* THE FUND'S BENCHMARK INDEX IS THE RUSSELL 2000 GROWTH INDEX.

determine whether the stock is still an attractive investment opportunity.

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if JPMIM or a subadviser's expectations regarding particular securities or markets are not met. Because each subadviser makes investment decisions independently, it is possible that the stock selection process of the subadvisers may not complement one another. As a result, the Fund's exposure to a given stock, industry or market capitalization could unintentionally be smaller or larger than intended.

The value of shares of the Fund will be influenced by market conditions as well as the performance of the companies selected for the Fund's portfolio.

Because the Assets of this Fund are invested mostly in smaller companies, the value of your investment is likely to fluctuate more dramatically than an investment in a fund which invests mostly in larger companies. That is because the securities of smaller companies trade less frequently and in smaller volumes than securities of larger, more established companies, which may lead to more volatility in the prices of the securities. Small-capitalization companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund's potential for loss.

If the Fund invests in shares of another investment company, shareholders would bear not only their proportionate share of the Fund's expenses, but also similar expenses of the investment company. The price movement of an investment company that is an ETF may not track the underlying index and may result in a loss.

The market value of convertible and debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

The value of REITs will depend on the value of the underlying properties or the underlying loans or interests. The value of REITs may decline when interest rates rise. The value of a REIT will also be affected by the real estate market and by the management of the REIT's underlying properties. REITs may be more volatile or more illiquid than other types of securities.

Investing a substantial portion of its assets in money market instruments, repurchase agreements or U.S. government securities, including if the Fund is investing for temporary defensive purposes, could reduce the Fund's potential returns.

Repurchase agreements involve some risk to the Fund if the other party does not meet its obligation under the agreement.

Since the Fund is non-diversified, the Fund may invest in fewer stocks than a diversified fund. This concentration increases the risk of the Fund. With a concentrated portfolio of securities, it is possible that the Fund could have returns that are significantly more volatile than relevant market indices and other, more diversified mutual funds. Because the Fund holds a relatively small number of securities, a large movement in the price of a stock in the portfolio could have a larger impact on the Fund's share price than would occur if the Fund held more securities.

The Fund may from time to time invest 25% or more of its total assets in issuers that operate in a single industry sector (that is, issuers with principal business activities in related industries). An emphasis on industry sectors may cause the Fund to have returns that are more volatile than more diversified mutual funds.

WHO MAY WANT TO INVEST

THE FUND IS DESIGNED FOR INVESTORS WHO:

-  ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT

- WANT TO ADD AN INVESTMENT IN SMALL-CAPITALIZATION COMPANIES WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO

- WANT A FUND THAT SEEKS TO OUTPERFORM THE APPLICABLE BENCHMARK INDEX OVER THE LONG TERM

THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

- WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS

-  REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL

-  ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record. The bar chart shows the performance of the Fund's shares for the past two years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year and the life of the Fund. It compares the performance to the Russell 2000 Growth Index, a broad-based securities market index and the Lipper Small-Cap Growth Index, a broad-based index.

Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS(1)

2004        8.48%

2005        4.38%

BEST QUARTER 4th quarter, 2004                         13.51%

WORST QUARTER 3rd quarter, 2004                        -8.07%

(1) THE FUND'S FISCAL YEAR END IS 12/31.

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time for the period ended December 31, 2005

                                                              PAST 1 YEAR     LIFE OF FUND(1)
---------------------------------------------------------------------------------------------
RETURN BEFORE TAXES                                              4.38             19.89

RETURN AFTER TAXES ON DISTRIBUTIONS                              3.35             18.64

RETURN AFTER TAXES ON DISTRIBUTIONS AND
SALE OF FUND SHARES                                              3.96             16.72

RUSSELL 2000 GROWTH INDEX(R) (REFLECTS NO
DEDUCTIONS FOR FEES, EXPENSES OR TAXES)(2)                       4.15             24.67

LIPPER SMALL-CAP GROWTH INDEX (REFLECTS NO
DEDUCTIONS FOR FEES, EXPENSES OR TAXES)(2)                       5.33             22.82

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(1) THE FUND COMMENCED OPERATIONS ON 2/28/03.

(2) INVESTORS CANNOT INVEST DIRECTLY IN AN INDEX.

INVESTOR EXPENSES FOR SHARES

The expenses of the Fund before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM THE FUND'S ASSETS)

MANAGEMENT FEES                                             0.85
DISTRIBUTION (RULE 12b-1) FEES                              NONE
SHAREHOLDER SERVICE FEES                                    0.25
OTHER EXPENSES(1)                                           0.29
----------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES(2)                          1.39
----------------------------------------------------------------


(1) "OTHER EXPENSES" HAVE BEEN CALCULATED BASED ON THE ACTUAL OTHER EXPENSES INCURRED IN THE MOST RECENT FISCAL YEAR, EXCEPT THAT THESE EXPENSES ARE RESTATED TO REFLECT SEVERAL NEW FEE ARRANGEMENTS WITH FUND SERVICE PROVIDERS WHICH WERE IMPLEMENTED DURING THE LAST FISCAL YEAR, BUT WHICH WERE NOT IN PLACE FOR THE ENTIRE FISCAL YEAR.

(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMIM, THE FUND'S ADMINISTRATOR AND DISTRIBUTOR AGREE THAT THEY WILL WAIVE FEES OR REIMBURSE THE FUND TO THE EXTENT TOTAL ANNUAL OPERATING EXPENSES OF THE FUND (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 1.40% OF ITS AVERAGE DAILY NET ASSETS UNTIL 4/30/07. IN ADDITION, THE FUND'S SERVICE PROVIDERS MAY VOLUNTARILY WAIVE OR REIMBURSE CERTAIN OF THEIR FEES, AS THEY MAY DETERMINE, FROM TIME TO TIME.

EXAMPLE

The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and

-  net expenses through 4/30/07, and total annual operating expenses thereafter.

This example is for comparison only; the actual return of the Shares and your actual costs may be higher or lower.

                               1 YEAR       3 YEARS      5 YEARS      10 YEARS
--------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)   142          440          761          1,669

JPMORGAN MULTI-MANAGER SMALL CAP VALUE FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 29-31.

THE FUND'S OBJECTIVE

The Fund seeks to provide long-term capital appreciation by investing in equity securities of small capitalization companies.

THE FUND'S MAIN INVESTMENT STRATEGY

Under normal market conditions, the Fund will invest at least 80% of its Assets in equity securities of small-capitalization companies. "Assets" means net assets, plus the amount of borrowings for investment purposes. The Fund generally defines small-capitalization companies as those with market capitalizations not greater than the largest companies in the Russell 2500TM Value Index or a similar index at the time of purchase. Market capitalization is the total market value of a company's shares.

The Fund will invest in a broad portfolio of common stocks that JPMIM or a subadviser believes are undervalued. A "value" style strategy focuses on identifying securities that Fund management believes are undervalued, for example, securities that have a current market price lower than what they are estimated to be worth, taking into consideration, but not limited to, such items as earnings, sales, cash flows, dividends and assets.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts, warrants to purchase common stocks and real estate investment trusts (REITs) (pooled investment vehicles that invest primarily in income producing real estate or loans related to real estate). The Fund may also invest in exchange-traded funds.

Under normal market conditions, the Fund will purchase only securities that are traded on national exchanges or in the over-the-counter market in the United States.

Although the Fund intends to invest primarily in equity securities, under normal market conditions, it may also invest in high-quality money market instruments and repurchase agreements.

The Fund may invest in shares of exchange-traded funds (ETFs), affiliated money market funds and other investment companies. An ETF is a registered investment company that seeks to track the performance of a particular market index. These indexes include not only broad-market indexes but more specific indexes as well, including those relating to particular sectors, markets, regions or industries.

The Fund may invest in derivatives, which are financial instruments whose value is based on one or more securities, indexes, interest rates or exchange rates. The Fund may use derivatives to hedge securities positions, to manage market risks or to increase the Fund's income or gain. Derivatives may also be used as substitutes for securities in which the Fund can invest. The Fund may also use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is non-diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

-  THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.

-  THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING

HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

The Fund uses a "multi-manager" strategy. The Fund's investment adviser is JPMIM. JPMIM allocates portions of the Fund's Assets to several investment managers, called "subadvisers," who then manage their respective portions of the Assets under the general supervision of JPMIM. JPMIM will also directly manage a portion of the Fund's assets.

JPMIM uses rigorous criteria to select subadvisers with proven track records to manage a portion of the Fund's Assets. In choosing the subadvisers and their allocations, JPMIM considers a number of factors, including market trends, its own outlook for a given market capitalization or investment style category, and the investment managers' performance in various market conditions. By combining the strengths of different subadvisers, the Fund seeks to bring together a variety of stock selection processes and methodologies to achieve its investment objective.

In addition to selecting the subadvisers and allocating the Fund's Assets among them, JPMIM is responsible for monitoring and coordinating the overall management of the Fund. JPMIM reviews the Fund's portfolio holdings, evaluates the on-going performance of the subadvisers and monitors concentration in a particular security or industry.

In managing the Fund, JPMIM and the subadvisers will apply an active equity management style. In selecting stocks, JPMIM and the subadvisers generally use their independent investment processes, with sector, capitalization and style limits depending on JPMIM and each subadviser's discipline. In determining whether to sell a stock, JPMIM and the subadvisers generally use the same type of analysis that they use in buying a stock in order to determine whether the stock is still an attractive investment opportunity.

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

The following table identifies the invesment managers and their focus. For more details, see "The Funds' Management and Administration" section.

ADVISER/SUBADVISER          SIZE OF COMPANIES   INVESTMENT STYLE   BENCHMARK INDEX*
-------------------------------------------------------------------------------------
J.P. MORGAN INVESTMENT
MANAGEMENT INC.             SMALL CAP           VALUE              RUSSELL 2000 VALUE

EARNEST PARTNERS, LLC       SMALL CAP           VALUE              RUSSELL 2000 VALUE

FIRST QUADRANT, L.P.(1)     SMALL CAP           VALUE              RUSSELL 2000 VALUE

VAUGHAN NELSON INVESTMENT
MANAGEMENT, L.P.(1)         SMALL CAP           VALUE              RUSSELL 2000 VALUE

*   THE FUND'S BENCHMARK INDEX IS THE RUSSELL 2000 VALUE INDEX.

(1) ON OCTOBER 14, 2005, SHAREHOLDERS OF THE JPMORGAN MULTI-MANAGER SMALL CAP VALUE FUND APPROVED SUBADVISORY AGREEMENTS BETWEEN JPMIM AND EACH OF FIRST QUADRANT, L.P. AND VAUGHAN NELSON INVESTMENT MANAGEMENT, L.P.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if JPMIM's or a subadviser's expectations regarding particular securities or markets are not met. Because each investment manager makes investment decisions independently, it is possible that the stock selection process of the investment managers may not complement one another. As a result, the Fund's exposure to a given stock, industry or market capitalization could unintentionally be smaller or larger than intended.

The value of shares of the Fund will be influenced by market conditions as well as the performance of the companies selected for the Fund's portfolio.

Because the Assets in this Fund are invested mostly in smaller companies, the value of your investment is likely to fluctuate more dramatically than an investment in a fund which invests mostly in larger companies. That is because the securities of smaller companies trade less frequently and in smaller volumes than securities of larger, more established companies, which may lead to more volatility in the prices of the securities. Small-capitalization companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund's potential for loss.

If the Fund invests in shares of another investment company, shareholders would bear not only their proportionate share of the Fund's expenses, but also similar expenses of the investment company. The price movement of an investment company that is an ETF may not track the underlying index and may result in a loss.

The market value of convertible and debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

The value of REITs will depend on the value of the underlying properties or the underlying loans or interests. The value of REITs may decline when interest rates rise. The value of a REIT will also be affected by the real estate market and by the management of the REIT's underlying properties. REITs may be more volatile or more illiquid than other types of securities.

Investing a substantial portion of its assets in money market instruments, repurchase agreements or U.S. government securities, including if the Fund is investing for temporary defensive purposes, could reduce the Fund's potential returns.

Repurchase agreements involve some risk to the Fund if the other party does not meet its obligation under the agreement.

Since the Fund is non-diversified, the Fund may invest in fewer stocks than a diversified fund. This concentration increases the risk of the Fund. With a concentrated portfolio of securities, it is possible that the Fund could have returns that are significantly more volatile than relevant market indices and other, more diversified mutual funds. Because the Fund holds a relatively small number of securities, a large movement in the price of a stock in the portfolio could have a larger impact on the Fund's share price than would occur if the Fund held more securities.

The Fund may from time to time invest 25% or more of its total assets in issuers that operate in a single industry sector (that is, issuers with principal business activities in related industries). An emphasis on industry sectors may cause the Fund to have returns that are more volatile than more diversified mutual funds.

WHO MAY WANT TO INVEST

THE FUND IS DESIGNED FOR INVESTORS WHO:

-  ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT

- WANT TO ADD AN INVESTMENT IN SMALL-CAPITALIZATION COMPANIES WITH CAPITAL APPRECIATION POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO

- WANT A FUND THAT SEEKS TO OUTPERFORM THE APPLICABLE BENCHMARK INDEX OVER THE LONG TERM

THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

- WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS

-  REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL

-  ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record. The bar chart shows the performance of the Fund's shares for the past two years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year and the life of the Fund. It compares the performance to the Russell 2000 Value Index, a broad-based securities market index and the Lipper Small-Cap Value Index, a broad-based index.

Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS(1)

2004        20.61%

2005         6.87%

BEST QUARTER 4th quarter, 2004                  13.94%

WORST QUARTER 3rd quarter, 2004                 -1.23%

(1) THE FUND'S FISCAL YEAR END IS 12/31.

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time for the period ended December 31, 2005

                                                              PAST 1 YEAR     LIFE OF FUND(1)
---------------------------------------------------------------------------------------------
RETURN BEFORE TAXES                                              6.87             28.48

RETURN AFTER TAXES ON DISTRIBUTIONS                              4.70             26.85

RETURN AFTER TAXES ON DISTRIBUTIONS AND
SALE OF FUND SHARES                                              6.62             24.46

RUSSELL 2000 VALUE INDEX(R) (REFLECTS NO
DEDUCTIONS FOR FEES, EXPENSES OR TAXES)(2)                       4.71             27.50

LIPPER SMALL-CAP VALUE INDEX (REFLECTS NO
DEDUCTIONS FOR FEES, EXPENSES OR TAXES)(2)                       7.45             28.50

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(1) THE FUND COMMENCED OPERATIONS ON 2/28/03.

(2) INVESTORS CANNOT INVEST DIRECTLY IN AN INDEX.

INVESTOR EXPENSES FOR SHARES

The expenses of the Fund before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM THE FUND'S ASSETS)

MANAGEMENT FEES                                             0.85
DISTRIBUTION (RULE 12b-1) FEES                              NONE
SHAREHOLDER SERVICE FEES                                    0.25
OTHER EXPENSES(1)                                           0.23
----------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES(2)                          1.33
----------------------------------------------------------------


(1) "OTHER EXPENSES" HAVE BEEN CALCULATED BASED ON THE ACTUAL OTHER EXPENSES INCURRED IN THE MOST RECENT FISCAL YEAR, EXCEPT THAT THESE EXPENSES ARE RESTATED TO REFLECT SEVERAL NEW FEE ARRANGEMENTS WITH FUND SERVICE PROVIDERS WHICH WERE IMPLEMENTED DURING THE LAST FISCAL YEAR, BUT WHICH WERE NOT IN PLACE FOR THE ENTIRE FISCAL YEAR.

(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMIM, THE FUND'S ADMINISTRATOR AND DISTRIBUTOR AGREE THAT THEY WILL WAIVE FEES OR REIMBURSE THE FUND TO THE EXTENT TOTAL ANNUAL OPERATING EXPENSES OF THE FUND (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 1.40% OF ITS AVERAGE DAILY NET ASSETS UNTIL 4/30/07. IN ADDITION, THE FUND'S SERVICE PROVIDERS MAY VOLUNTARILY WAIVE OR REIMBURSE CERTAIN OF THEIR FEES, AS THEY MAY DETERMINE, FROM TIME TO TIME.

EXAMPLE

The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and

-  net expenses through 4/30/07, and total annual operating expenses thereafter.

This example is for comparison only; the actual return of the Shares and your actual costs may be higher or lower.

                               1 YEAR       3 YEARS      5 YEARS      10 YEARS
------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)   135          421          729          1,601

THE FUNDS' MANAGEMENT AND ADMINISTRATION

The Multi-Manager Small Cap Growth Fund and Multi-Manager Small Cap Value Fund (the "Funds") are each a series of J.P. Morgan Fleming Series Trust, a Massachusetts business trust (the "Trust"). The Trust is governed by Trustees who are responsible for overseeing all business activities of the Funds.

THE FUNDS' INVESTMENT ADVISER AND SUBADVISERS

JPMIM is the investment adviser for the Funds. Pursuant to the Investment Advisory Agreement with each Fund and subject to the overall direction of the Funds' Board of Trustees, JPMIM is responsible for managing each Fund's investment program in conformity with the stated investment objective and policies of each Fund, as described in this Prospectus. JPMIM is located at 245 Park Avenue, New York, NY 10167. JPMIM is a wholly-owned subsidiary of J.P. Morgan Fleming Asset Management Holdings, Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. ("JPMorgan Chase"), a bank holding company.

During the most recent fiscal year ended 12/31/05, the Adviser was paid management fees (net of waivers) as shown below, as a percentage of average daily net assets:

FUND                                            %
------------------------------------------------------
MULTI-MANAGER SMALL CAP GROWTH FUND            0.85
MULTI-MANAGER SMALL CAP VALUE FUND             0.85

A discussion of the basis for the Board of Trustees' approval of the Investment Advisory Agreement between JPMIM and each of the Funds is available in the annual report for the most recent fiscal year ended December 31.

JPMIM serves as the "manager of managers" for the Funds and has responsibility for monitoring and coordinating the overall management of the Funds. In this capacity, JPMIM: (i) evaluates, selects, and recommends to the Trustees subadvisers needed to manage all or part of the Assets of the Funds; (ii) reviews the Funds' portfolio holdings and monitors concentration in a particular security or industry; (iii) monitors and evaluates the subadvisers' investment programs and results as well as the performance of subadvisers relative to the applicable benchmark indexes; and (iv) reviews the Funds' compliance with their investment objectives, investment strategies, policies and restrictions. Joel Levin, Vice President at JPMorgan Chase, is the portfolio manager providing these services to the JPMorgan Multi-Manager Small Cap Value Fund and the JPMorgan Multi-Manager Small Cap Growth Fund. In addition to his portfolio management role, Mr. Levin is a due diligence analyst responsible for researching, selecting and monitoring third party investment managers for the JPMorgan Private Bank. Mr. Levin has been with JPMorgan Chase for over 8 years, prior to which he worked for GHM Inc., a specialist firm on the American Stock Exchange. Joel holds a B.A. degree from New York University.

JPMIM also directly manages certain portions of the Multi-Manager Small Cap Value Fund (see table below). Subject to the foregoing, with the approval of the Trust's Trustees and the initial shareholder of each Fund, JPMIM has selected and employed unaffiliated subadvisers to perform the day-to-day management of each Fund. The subadvisers, and JPMIM to the extent it directly manages certain portions of the Multi-Manager Small Cap Value Fund, are responsible for deciding which securities to purchase and sell for their respective portions of the Funds and for placing orders for the Funds' transactions.

The Funds and JPMIM expect to apply for an exemptive order of the Securities and Exchange Commission ("SEC") granting exemptions from certain provisions of the Investment Company Act of 1940, as amended, pursuant to which JPMIM will, subject to supervision and approval of the Funds' Trustees, be permitted to enter into and materially amend subadvisory agreements without such agreements being approved by the shareholders of the applicable Fund. The Funds and JPMIM will therefore have the right to hire, terminate, or replace subadvisers without shareholder approval, including, without limitation, the replacement or reinstatement of any subadvisers with respect to which a subadvisory agreement has automatically terminated as a result of an assignment. JPMIM will continue to have the ultimate responsibility to oversee the subadvisers and recommend their hiring, termination and replacement. There can be no guarantee that the Funds and JPMIM will obtain this order from the SEC.

Shareholders will be notified of any changes in subadvisers. Shareholders of a Fund have the right to terminate a subadvisory agreement for a Fund at any time by a vote of the majority of the outstanding voting securities of such Fund. The order also will permit the Funds to disclose to shareholders the management fees only in the aggregate for each Fund.

BlackRock, J. & W. Seligman & Co. Incorporated ("Seligman"), UBS Global Asset Management (Americas) Inc. ("UBS Global AM") and Oberweis Asset Management, Inc. ("Oberweis") are the subadvisers for the JPMorgan Multi-Manager Small Cap Growth Fund. Each is responsible for the day-to-day investment decisions of its portion of this Fund. The allocation of the Assets of the JPMorgan Multi-Manager Small Cap Growth Fund among BlackRock, Seligman, UBS Global AM and Oberweis will be determined by the Adviser, subject to the review of the Board of Trustees. JPMIM, not the Fund, will pay the subadvisers for their services.

EARNEST Partners, LLC ("EARNEST"), First Quadrant, L.P. ("First Quadrant") and Vaughan Nelson Investment Management, L.P. ("Vaughan Nelson") are the subadvisers for the JPMorgan Multi-Manager Small Cap Value Fund. In addition, JPMIM directly manages a portion of this fund.

On October 14, 2005, shareholders of the JPMorgan Multi-Manager Small Cap Value Fund approved subadvisory agreements between JPMIM and each of First Quadrant, Vaughan Nelson and Advisory Research, Inc. ("Advisory Research"). Effective October 14, 2005, First Quadrant, Vaughan Nelson and Advisory Research joined then existing subadvisers EARNEST and ICM Asset Management, Inc. ("ICM") as subadvisers to the JPMorgan Multi-Manager Small Cap Value Fund. On October 16, 2005, JPMIM terminated its subadvisory agreement with then existing subadviser ICM.

On November 2, 2005, Advisory Research gave notice to JPMIM that it had entered into a series of transactions that resulted in a recapitalization of Advisory Research and an "assignment" of its subadvisory agreement with JPMIM under the Investment Company Act of 1940. As a consequence, the subadvisory agreement with Advisory Research terminated automatically in accordance with its terms and Advisory Research is no longer a subadviser to the JPMorgan Multi-Manager Small Cap Value Fund.

JPMIM and the subadvisers are responsible for the day-to-day investment decisions of the JPMorgan Multi-Manager Small Cap Value Fund. The allocation of the Assets of the Fund among EARNEST, First Quadrant, Vaughan Nelson and JPMIM will be determined by the Adviser, subject to the review of the Board of Trustees. JPMIM, not the Fund, will pay the subadvisers for their services.

During the fiscal year ended 12/31/05 JPMIM paid the relevant subadvisers for each Fund a sub-advisory fee as shown below, as a percentage of such Fund's average daily net assets:

FUND                        SUB-ADVISER                           SUB-ADVISORY FEE
----------------------------------------------------------------------------------
MULTI-MANAGER
SMALL CAP GROWTH FUND       BLACKROCK ADVISORS, INC.              0.55%

MULTI-MANAGER
SMALL CAP GROWTH FUND       J. & W. SELIGMAN & CO. INCORPORATED   0.55%

MULTI-MANAGER               UBS GLOBAL ASSET MANAGEMENT
SMALL CAP GROWTH FUND       (AMERICAS) INC.                       0.55%

MULTI-MANAGER               OBERWEIS ASSET MANAGEMENT, INC.
SMALL CAP GROWTH FUND                                             0.55%

MULTI-MANAGER
SMALL CAP VALUE FUND        EARNEST PARTNERS, LLC                 0.55%

MULTI-MANAGER
SMALL CAP VALUE FUND        ICM ASSET MANAGEMENT, INC.(1)         0.55%

MULTI-MANAGER
SMALL CAP VALUE FUND        FIRST QUADRANT L.P                    0.55%

MULTI-MANAGER               VAUGHAN NELSON INVESTMENT
SMALL CAP VALUE FUND        MANAGEMENT, L.P.                      0.55%

MULTI-MANAGER
SMALL CAP VALUE FUND        ADVISORY RESEARCH, INC.(2)            0.55%

(1) ON OCTOBER 16, 2005, JPMIM TERMINATED ITS SUBADVISORY AGREEMENT WITH ICM ASSET MANAGEMENT, INC.

(2) ON NOVEMBER 2, 2005, THE SUBADVISORY AGREEMENT WITH ADVISORY RESEARCH, INC. TERMINATED AUTOMATICALLY UPON ASSIGNMENT, IN ACCORDANCE WITH ITS TERMS.

PORTFOLIO MANAGERS

The table below illustrates each Fund's subadvisers and the individual(s) who will serve as portfolio manager for each subadviser's portion of Fund Assets. The Funds' Statement of Additional Information provides information about the other accounts managed by the portfolio managers, if any, the structure of their compensation and their ownership of Fund securities.

JPMORGAN MULTI-MANAGER SMALL CAP GROWTH FUND

                                YEAR FOUNDED/ASSETS
SUBADVISER                      UNDER MANAGEMENT                PORTFOLIO             EMPLOYMENT
AND ADDRESS                     AS OF DECEMBER 31, 2005         MANAGER(S)            EXPERIENCE
------------------------------------------------------------------------------------------------------------------------------
BLACKROCK ADVISORS, INC.        1988                            NEIL WAGNER           MR. WAGNER HEADS BLACKROCK'S SMALL AND
ONE FINANCIAL CENTER            $452.7 BILLION                  MANAGING DIRECTOR     MID-CAP GROWTH EQUITY TEAM. PRIOR TO
BOSTON, MA 02111                                                                      JOINING BLACKROCK ADVISORS IN APRIL
                                                                                      2002, MR. WAGNER WORKED AT MASSACHUSETTS
                                                                                      FINANCIAL SERVICES (MFS), FOCUSING ON
                                                                                      SMALL AND MID-CAP EQUITIES. MR. WAGNER
                                                                                      JOINED MFS AS A RESEARCH ANALYST IN 1998
                                                                                      AND BECAME A PORTFOLIO MANAGER THERE IN
                                                                                      2000. PRIOR TO THAT, HE WAS A SENIOR
                                                                                      EQUITY RESEARCH ANALYST AT DFS ADVISORS
                                                                                      LLC FROM 1997 TO 1998.

                                YEAR FOUNDED/ASSETS
SUBADVISER                      UNDER MANAGEMENT                PORTFOLIO             EMPLOYMENT
AND ADDRESS                     AS OF DECEMBER 31, 2005         MANAGER(S)            EXPERIENCE
------------------------------------------------------------------------------------------------------------------------------
                                                                EILEEN LEARY, CFA,    MS. LEARY IS CO-HEAD OF THE SMALL AND
                                                                CPA MANAGING          MID CAP GROWTH EQUITY TEAM. SHE IS THE
                                                                DIRECTOR              LEAD MANAGER FOR MID CAP GROWTH
                                                                                      PORTFOLIOS. PRIOR TO JOINING BLACKROCK
                                                                                      ADVISORS IN 2005, MS. LEARY WAS A MID
                                                                                      CAP GROWTH PORTFOLIO MANAGER AT STATE
                                                                                      STREET RESEARCH & MANAGEMENT. MS. LEARY
                                                                                      JOINED STATE STREET RESEARCH &
                                                                                      MANAGEMENT IN 1989 AND HELD A VARIETY OF
                                                                                      DIFFERENT POSITIONS, INCLUDING PORTFOLIO
                                                                                      MANAGER, EQUITY ANALYST AND FINANCIAL
                                                                                      CONTROL MANAGER.

J. & W. SELIGMAN & CO.          1864                            FREDERICK J. RUVKUN   MANAGING DIRECTOR OF J. & W. SELIGMAN
INCORPORATED                    $19.4 BILLION                   MANAGING DIRECTOR     AND HEAD OF THE SELIGMAN SMALL COMPANY
100 PARK AVENUE                                                                       GROWTH TEAM. PRIOR TO JOINING SELIGMAN
NEW YORK, NY 10017                                                                    IN 1997, MR. RUVKUN WAS A PORTFOLIO
                                                                                      MANAGER AT BESSEMER TRUST.

                                                                MICHAEL J. ALPERT     INVESTMENT OFFICER OF SELIGMAN, JOINED
                                                                SENIOR VICE           SELIGMAN IN AUGUST 1999. MR. ALPERT
                                                                PRESIDENT             PROVIDES ASSISTANCE TO MR. RUVKUN IN
                                                                                      MANAGING THE SELIGMAN ADVISED ASSETS
                                                                                      THROUGH HIS RESEARCH AND CONTRIBUTIONS
                                                                                      TO THE INVESTMENT DECISIONS FOR
                                                                                      SMALL-CAP SECURITIES.

                                                                STEPHAN B. YOST       INVESTMENT OFFICER OF SELIGMAN, JOINED
                                                                SENIOR VICE           SELIGMAN IN MARCH 2001. PREVIOUSLY, MR.
                                                                PRESIDENT             YOST WAS A PORTFOLIO MANAGER AT DAWSON
                                                                                      SAMBERG CAPITAL MANAGEMENT FROM 1999 TO
                                                                                      2000 WHERE HE WAS RESPONSIBLE FOR HEALTH
                                                                                      CARE AND FINANCIAL EQUITY SELECTION. MR.
                                                                                      YOST PROVIDES ASSISTANCE TO MR. RUVKUN
                                                                                      IN MANAGING THE SELIGMAN ADVISED ASSETS
                                                                                      THROUGH HIS RESEARCH AND CONTRIBUTIONS
                                                                                      TO THE INVESTMENT DECISIONS WITH RESPECT
                                                                                      TO COMPANIES IN THE HEALTH CARE AND
                                                                                      HEALTH CARE RELATED INDUSTRIES.

JPMORGAN MULTI-MANAGER SMALL CAP GROWTH FUND

                                YEAR FOUNDED/ASSETS
SUBADVISER                      UNDER MANAGEMENT                PORTFOLIO             EMPLOYMENT
AND ADDRESS                     AS OF DECEMBER 31, 2005         MANAGER(S)            EXPERIENCE
------------------------------------------------------------------------------------------------------------------------------
UBS GLOBAL ASSET                1972                            PAUL A. GRAHAM, JR.,  MR. GRAHAM IS RESPONSIBLE FOR ALL
MANAGEMENT (AMERICAS)           UBS GLOBAL AM:                  CFA MANAGING          ASPECTS OF US GROWTH EQUITIES'
INC. ("UBS GLOBAL AM")          APPROXIMATELY $66.1 BILLION     DIRECTOR              INVESTMENT PHILOSOPHY, PROCESS AND
1 N. WACKER DR.                                                                       PORTFOLIO CONSTRUCTION. HE IS ALSO
CHICAGO, IL 60606               UBS GLOBAL AM, A SUBSIDIARY OF                        RESPONSIBLE FOR OVERSEEING AND MANAGING
                                UBS AG, IS A MEMBER OF THE UBS                        US SMALL/MID CAP GROWTH EQUITY
                                GLOBAL ASSET MANAGEMENT                               PORTFOLIOS. MR. GRAHAM HAS HELD
                                BUSINESS GROUP (THE "GROUP")                          PORTFOLIO MANAGEMENT RESPONSIBILITIES
                                OF UBS AG. AS OF DECEMBER 31,                         WITH THE FIRM SINCE 1994. FOR EIGHT
                                2005, THE GROUP HAD                                   YEARS PRIOR TO JOINING THE FIRM, HE
                                APPROXIMATELY $581.5 BILLION                          SERVED AS A SMALL CAP PORTFOLIO MANAGER
                                UNDER MANAGEMENT                                      AND RESEARCH ANALYST AT VALUE LINE ASSET
                                                                                      MANAGEMENT.

                                                                DAVID N. WABNIK       MR. WABNIK IS RESPONSIBLE FOR OVERSEEING
                                                                EXECUTIVE DIRECTOR    AND MANAGING THE US SMALL/MID CAP GROWTH
                                                                                      EQUITY PORTFOLIOS. MR. WABNIK HAS BEEN A
                                                                                      PORTFOLIO MANAGER WITH THE FIRM SINCE
                                                                                      1995. HE SERVED AS A SMALL CAP PORTFOLIO
                                                                                      MANAGER/SENIOR RESEARCH ANALYST WITH
                                                                                      VALUE LINE ASSET MANAGEMENT FOR FOUR
                                                                                      YEARS PRIOR TO JOINING THE FIRM. HE ALSO
                                                                                      SERVED AS A TAX ACCOUNTANT AND FINANCIAL
                                                                                      ADVISOR AT MORGAN STANLEY & CO.

OBERWEIS ASSET                  1989                            JAMES W. OBERWEIS     PRESIDENT OF OBERWEIS ASSET MANAGEMENT,
MANAGEMENT, INC.                $1.8 BILLION                    PRESIDENT AND         INC. AND HAS SERVED AS PORTFOLIO MANAGER
3333 WARRENVILLE RD.                                            PORTFOLIO MANAGER     OF THE OBERWEIS FUNDS SINCE 1996.
SUITE 500
LISLE, IL 60532

JPMORGAN MULTI-MANAGER SMALL CAP VALUE FUND

ADVISER/                        YEAR FOUNDED/ASSETS
SUBADVISER                      UNDER MANAGEMENT                PORTFOLIO             EMPLOYMENT
AND ADDRESS                     AS OF DECEMBER 31, 2005         MANAGER(S)            EXPERIENCE
------------------------------------------------------------------------------------------------------------------------------
J.P. MORGAN INVESTMENT          1984                            CHRISTOPHER BLUM      PORTFOLIO MANAGER IN THE U.S. SMALL CAP
MANAGEMENT INC.                 $307.2 BILLION                  MANAGING DIRECTOR     EQUITY GROUP. PRIOR TO REJOINING JPMIM
522 FIFTH AVENUE                                                AND PORTFOLIO         IN 2001, MR. BLUM WAS A RESEARCH ANALYST
NEW YORK, NY 10036                                              MANAGER               AT POMONA CAPITAL FROM SEPTEMBER 1999 TO
                                                                                      JUNE 2001. PRIOR TO THAT, HE WORKED IN
                                                                                      THE U.S. STRUCTURED EQUITY GROUP AT
                                                                                      JPMIM FOR THREE YEARS.

                                                                DENNIS RUHL           PORTFOLIO MANAGER IN THE U.S. SMALL CAP
                                                                VICE PRESIDENT AND    EQUITY GROUP AND A JPMIM EMPLOYEE SINCE
                                                                PORTFOLIO MANAGER     1999. PREVIOUSLY, MR. RUHL WORKED ON
                                                                                      QUANTITATIVE EQUITY RESEARCH AS WELL AS
                                                                                      BUSINESS DEVELOPMENT.

EARNEST PARTNERS, LLC           1998                            PAUL VIERA            EARNEST FOUNDER AND CEO, PAUL VIERA HAS
1180 PEACHTREE STREET, NE       $22.7 BILLION                   CEO AND PORTFOLIO     OVER 25 YEARS OF INVESTMENT EXPERIENCE.
SUITE 2300                                                      MANAGER
ATLANTA, GEORGIA 30309

JPMORGAN MULTI-MANAGER SMALL CAP VALUE FUND

ADVISER/                        YEAR FOUNDED/ASSETS
SUBADVISER                      UNDER MANAGEMENT                PORTFOLIO             EMPLOYMENT
AND ADDRESS                     AS OF DECEMBER 31, 2005         MANAGER(S)            EXPERIENCE
------------------------------------------------------------------------------------------------------------------------------
FIRST QUADRANT, L.P.            1988                            CHRISTOPHER LUCK      MR. LUCK JOINED FIRST QUADRANT IN 1995.
800 EAST COLORADO BLVD.,        $26.4 BILLION                   PARTNER               AS PARTNER AND DIRECTOR OF GLOBAL
SUITE 900                                                                             EQUITIES, MR. LUCK IS RESPONSIBLE FOR
PASADENA, CALIFORNIA 91101                                                            THE RESEARCH, IMPLEMENTATION, AND
                                                                                      MANAGEMENT OF FIRST QUADRANT EQUITY
                                                                                      STRATEGIES. PRIOR TO JOINING FIRST
                                                                                      QUADRANT, MR. LUCK SPENT EIGHT YEARS AT
                                                                                      BARRA, A BERKELEY-BASED PROVIDER OF RISK
                                                                                      MANAGEMENT SOLUTIONS.

                                                                DR. ANDREW L. BERKIN  DR. BERKIN MANAGES FIRST QUADRANT'S
                                                                                      SMALL AND MID CAP EQUITY PRODUCTS. HE
                                                                                      JOINED THE RESEARCH GROUP AT FIRST
                                                                                      QUADRANT IN 1997. PRIOR TO JOINING FIRST
                                                                                      QUADRANT, DR. BERKIN WORKED AT THE JET
                                                                                      PROPULSION LABORATORY.

VAUGHAN NELSON                  1970                            CHRIS D. WALLIS, CFA  MR. WALLIS HAS BEEN ASSOCIATED WITH
INVESTMENT MANAGEMENT, L.P.     $4.7 BILLION                    SENIOR PORTFOLIO      VAUGHAN NELSON SINCE 1999, AND HAS BEEN
600 TRAVIS STREET,                                              MANAGER               LEAD MANAGER OF VAUGHAN NELSON'S SMALL
SUITE 6300                                                                            CAP VALUE STRATEGY FOR OVER 5 YEARS. MR.
HOUSTON, TEXAS 77002                                                                  WALLIS HAS 14 YEARS OF
                                                                                      INVESTMENT/FINANCIAL ANALYSIS AND
                                                                                      ACCOUNTING EXPERIENCE.

                                                                MARK J. ROACH         MR. ROACH HAS BEEN ASSOCIATED WITH
                                                                PORTFOLIO MANAGER     VAUGHAN NELSON SINCE 2002. BEFORE
                                                                                      JOINING VAUGHAN NELSON, HE WAS A
                                                                                      SECURITY ANALYST WITH USAA INVESTMENT
                                                                                      MANAGEMENT COMPANY FROM 2001 TO 2002 AND
                                                                                      AN EQUITY ANALYST WITH FIFTH THIRD BANK
                                                                                      FROM 1999 TO 2001.

                                                                SCOTT J. WEBER, CFA   MR. WEBER HAS BEEN ASSOCIATED WITH
                                                                PORTFOLIO MANAGER     VAUGHAN NELSON SINCE 2003. BEFORE
                                                                                      JOINING VAUGHAN NELSON, HE WAS A VICE
                                                                                      PRESIDENT FROM 2000 TO 2003 OF RBC
                                                                                      CAPITAL MARKETS AND AN ASSOCIATE AT
                                                                                      DEUTSCHE BANK ALEX BROWN FROM 1997 TO
                                                                                      2000.

THE FUNDS' ADMINISTRATOR AND SHAREHOLDER SERVICING AGENT

JPMorgan Funds Management, Inc. (the "Administrator") provides administrative services and oversees the Funds' other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of each Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all non-money market funds and non-funds of funds in the JPMorgan Funds Complex plus 0.075% of average daily net assets over $25 billion.

THE FUNDS' SHAREHOLDER SERVICING AGENT

The Trust, on behalf of the Funds, has entered into a shareholder servicing agreement with JPMorgan Distribution Services, Inc. (JPMDS) under which JPMDS has agreed to provide certain support services to the Funds' shareholders. For performing these services, JPMDS, as shareholder servicing agent, receives an annual fee of 0.25% of the average daily net assets of the Shares of the Funds held by investors serviced by the shareholder servicing agent. JPMDS may enter into services agreements with certain Financial Intermediaries under which it will pay all or a portion of the 0.25% annual fee to such Financial Intermediaries for performing shareholder and administrative services.

THE FUNDS' DISTRIBUTOR

JPMDS (the Distributor) is the distributor for the Funds. The Distributor is an affiliate of JPMIM and the Administrator.

ADDITIONAL COMPENSATION TO FINANCIAL INTERMEDIARIES

JPMIM, JPMDS and, from time to time, other affiliates of JPMorgan Chase may also, at their own expense and out of their own legitimate profits, provide additional cash payments to Financial Intermediaries who sell shares of the JPMorgan Funds. For this purpose, Financial Intermediaries include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with the Distributor. These additional cash payments are payments over and above the shareholder servicing fees which are disclosed elsewhere in this prospectus. These additional cash payments are generally made to Financial Intermediaries that provide shareholder or administrative services or marketing support. Marketing support may include access to sales meetings, sales representatives and Financial Intermediary management representatives, inclusion of the JPMorgan Funds on a sales list, including a preferred or select sales list, or other sales programs. These additional cash payments also may be made as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to JPMorgan Fund shareholders. JPMIM and JPMDS may also pay cash compensation in the form of finders' fees that vary depending on the JPMorgan Fund and the dollar amount of shares sold.

NETWORKING AND SUB-TRANSFER AGENCY FEES

The Funds may also directly enter into agreements with Financial Intermediaries pursuant to which the Funds will pay the Financial Intermediary for services such as networking or sub-transfer agency. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of clients serviced by such Financial Intermediary up to a set maximum dollar amount per shareholder account serviced, or (2) the number of accounts serviced by such Financial Intermediary. Any payments made pursuant to such agreements are in addition to, rather than in lieu of, Rule 12b-1 fees the Financial Intermediary may also be receiving pursuant to agreements with the Distributor. From time to time, JPMIM or its affiliates may pay a portion of the fees for networking or sub-transfer agency at its or their own expense and out of its or their legitimate profits.

HOW YOUR ACCOUNT WORKS

PURCHASING FUND SHARES

You do not pay any sales charge (sometimes called a load) when you purchase shares of these Funds. The price you pay for your shares is the net asset value
(NAV) per share of the applicable Fund. NAV per share is calculated by dividing the total market value of the Fund's investments and other assets allocable to a Fund (minus Fund liabilities) by the number of outstanding shares in that Fund. The market value of the Fund's investments is determined primarily on the basis of readily available market quotations. Certain short-term securities are valued at amortized cost, which approximates market value. If market quotations are not readily available or if available market quotations are determined not to be reliable or if a security's value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded (for example, a natural disaster affecting an entire country or region, or an event that affects an individual company), but before the Fund's NAV is calculated, that security may be valued at its fair value in accordance with policies and procedures adopted by the Fund's Board of Trustees. A security's valuation may differ depending on the method used for determining value. In addition, the Funds have implemented fair value pricing on a daily basis for all non-U.S. and non-Canadian equity securities held by the Funds. The fair value pricing utilizes the quotations of an independent pricing service unless the adviser, in accordance with valuation procedures adopted by the Funds' Board of Trustees, determines that use of another fair valuation methodology is appropriate.

Each Fund calculates its NAV once each day following the close of the New York Stock Exchange (NYSE) at 4:00 p.m. ET. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, NAV will be calculated as of the time the NYSE closes. The price at which a purchase is effected is based on the next calculation of NAV after the order is accepted in accordance with this prospectus.

The Funds have the right to refuse any purchase order or to stop offering shares for sale at any time.

Only qualified investors may purchase shares. Qualified Fund investors are trusts, fiduciary accounts, investment management and other investment clients of JPMorgan Chase Bank or its affiliates ("Financial Intermediary").

Tell your JPMorgan Client Manager which Funds you want to purchase and he or she will contact us. Only purchase orders accepted by your Financial Intermediary before 4:00 p.m. Eastern Time (ET) will be effective at that day's price. It is the responsibility of your Financial Intermediary to send your purchase order to the Funds. Your Financial Intermediary may impose different minimum investments and an earlier cut-off time to purchase shares.

Share ownership is electronically recorded, therefore no certificate will be issued.

The JPMorgan Funds do not authorize market timing and, except for the Funds identified below, use reasonable methods to seek to identify market timers and to prevent such activity. However, there can be no assurance that these methods will prevent market timing or other trading that may be deemed abusive. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. These risks are greater when a Fund invests in securities trading principally in non-U.S. markets that close prior to the close of the NYSE because market timers may seek to take advantage of the difference between the prices of these securities at the close of their non-U.S. markets and the value of such securities when the Fund calculates its net asset value. The JPMorgan Funds or the Distributor will prohibit any purchase order (including exchanges) with respect to one investor, a related group of investors or their agent(s), where they detect a pattern of either purchases and sales of one of the JPMorgan Funds, or exchanges between or among the JPMorgan Funds, that indicates market timing or trading that they determine is abusive.

The Funds' Board of Trustees has adopted policies and procedures that use a variety of methods to identify market timers, including reviewing "round trips" in and out of the JPMorgan Funds by investors. A "round trip" includes a purchase or exchange into a Fund followed by a redemption or exchange out of the same Fund. The Distributor will reject your purchase orders or temporarily or permanently revoke your exchange privilege if it detects that you have completed two round trips within 60 days within the same Fund. In identifying market timers, the Distributor may also consider activity of accounts that it believes to be under common ownership or control.

Market timers may disrupt portfolio management and harm Fund performance. To the extent that the Funds are unable to identify market timers effectively, long-term investors may be adversely affected. Although the JPMorgan Funds use a variety of methods to detect and deter market timing, there is no assurance that the Funds will be able to identify and eliminate all market timers. For example, certain accounts, which are known as omnibus accounts, include multiple investors and such accounts typically provide the Funds with a net purchase or redemption order on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Funds. While the Funds seek to monitor for market timing activities in omnibus accounts, the netting effect often makes it more difficult to locate and eliminate individual market timers from the Funds and there can be no assurances that the Funds will be able to do so.

Subject to the foregoing, the JPMorgan Funds will seek to apply these policies and restrictions as uniformly as practicable, except in cases of purchases, redemptions and exchanges made on a systematic basis, automatic reinvestments of dividends and distributions or purchases, redemptions or exchanges that are part of a rebalancing program, such as a wrap program, or as part of a bona fide asset allocation program. Please see the Statement of Additional Information for a further description of these arrangements.

Certain of the JPMorgan Funds are intended for short-term investment horizons and do not monitor for market timers or prohibit such short-term trading activity. Those Funds are the JPMorgan Enhanced Income Fund, JPMorgan Short Duration Bond Fund, JPMorgan Short Term Bond Fund, JPMorgan Short Term Bond Fund II, JPMorgan Short Term Municipal Bond Fund, JPMorgan Tax Aware Enhanced

Income Fund, JPMorgan Tax Aware Short-Intermediate Income Fund, JPMorgan Treasury & Agency Fund, JPMorgan Ultra Short Term Bond Fund and the JPMorgan money market funds. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.

In addition to rejecting purchase orders in connection with suspected market timing activities, the Distributor can reject a purchase order (including purchase orders for the Funds listed above) for any reason, including purchase orders that it does not think are in the best interests of a Fund and/or its shareholders or if it determines the trading to be abusive. Your Financial Intermediary may also have additional procedures for identifying market timers and rejecting or otherwise restricting purchase orders and/or exchanges.

Federal law requires a fund to obtain, verify and record an accountholder's name, date of birth (for a natural person), residential street address or principal place of business and Social Security Number, Employer Identification Number or other government-issued identification when opening an account. The fund may require additional information in order to open a corporate account or under certain other circumstances. This information will be used by the fund, its transfer agent, shareholder servicing agent or its financial intermediaries to attempt to verify the accountholder's identity. The fund may not be able to establish an account if the accountholder does not provide the necessary information. In addition, the fund may suspend or limit account transactions while it is in the process of attempting to verify the accountholder's identity. If the fund is unable to verify the accountholder's identity after an account is established, the fund may be required to involuntarily redeem the accountholder's shares and close the account. Losses associated with such involuntary redemption may be borne by the investor.

MINIMUM INVESTMENTS

Investors must buy a minimum $1,000,000 worth of Shares in a Fund to open an account. There are no minimum levels for subsequent purchases. An investor can combine purchases of Shares of other JPMorgan Funds (except for money market funds) in order to meet the minimum. Each Fund may waive this minimum at its discretion.

REDEEMING FUND SHARES

You may redeem some or all of your shares through your JPMorgan Client Manager on any day that the Funds are open for business.

When you redeem your shares, you will receive the NAV per share next calculated after your Financial Intermediary accepts your redemption order. Redemption orders accepted by your Financial Intermediary before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET) will be effective at that day's price. Tell your JPMorgan Client Manager which Funds you want to sell. He or she will send all necessary documents to the JPMorgan Funds Services. Your Financial Intermediary must accept your order by the close of regular trading on the NYSE in order for us to process your order at that day's price. Your Financial Intermediary may charge you for this service.

We will need the names of the registered shareholders, your account number and other information before we can sell your shares.

You may need to have a medallion signature guarantee if you want your payment sent to an address, bank account or payee other than the one we have in our records. We may also need additional documents or a letter from a surviving joint owner before selling the shares.

Normally, your redemption proceeds will be paid within one to seven days after receipt of the redemption order. If you have changed your address of record within the previous 30 days, the Fund will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Fund.

The Fund may suspend your ability to redeem when:

1. Trading on the NYSE is restricted;

2. The NYSE is closed (other than weekend and holiday closings);

3. Federal securities laws permit;

4. The SEC has permitted a suspension; or

5. An emergency exists, as determined by the SEC.

See "Purchases, Redemptions and Exchanges" in the Statement of Additional Information for more details about this process.

You generally will recognize a gain or loss on a redemption for federal income tax purposes. You should talk to your tax advisor before making a redemption.

REDEMPTIONS-IN-KIND

Although redemptions will generally be made in cash, each Fund reserves the right to make redemptions in securities as permitted by applicable law.

EXCHANGING FUND SHARES

You can exchange your Fund Shares for Select Class Shares of certain other JPMorgan Funds. Call your Client Manager for details.

All exchanges are subject to meeting any investment minimum or eligibility requirement. The JPMorgan Funds do not charge a fee for this privilege. In addition, the JPMorgan Funds may change the terms and conditions of your exchange privileges upon 60 days' written notice.

For tax purposes, an exchange is treated as a sale of Fund shares. This will generally result in a capital gain or loss to you. You should talk to your tax advisor before making an exchange.

Before making an exchange request, you should read the prospectus of the JPMorgan Fund whose shares you would like to purchase by exchange. You can obtain a prospectus for any JPMorgan Fund by contacting your Financial Intermediary, by visiting www.jpmorganfunds.com, or by calling 1-800-480-4111.

The exchange privilege is not intended as a way for you to speculate on short-term movements in the market. Therefore, to prevent disruptions in the management of the JPMorgan Funds, certain JPMorgan Funds limit excessive exchange activity as described in "Purchasing Fund Shares."

Your exchange privilege will be revoked if the exchange activity is considered excessive. In addition, any JPMorgan Fund may reject any exchange request for any reason, including if it does not think that it is in the best interests of the Fund and/or its shareholders to accept the exchange.

OTHER INFORMATION CONCERNING THE FUNDS

We may close your account if the aggregate balance in all JPMorgan Funds (except money market funds) falls below the investment minimum noted above for 30 days as a result of selling shares. We will give you 60 days' notice before closing your account.

The Funds will accept telephone instructions from your Financial Intermediary. You may authorize your Financial Intermediary to act on redemption and transfer instructions received by phone. If someone trades on your account by phone, your Financial Intermediary has a responsibility to take reasonable precautions to confirm that the instructions are genuine. The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for identification. If the Funds use reasonable procedures to confirm that instructions were received from persons at the Financial Intermediary authorized to process telephone requests, the Fund will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

Your Client Manager may not always reach JPMorgan Funds Services by telephone. This may be true at times of unusual market changes and shareholder activity. Your Client Manager can mail us your instructions. We may modify or cancel the sale of shares by phone without notice.

DISTRIBUTIONS AND TAXES

The Funds can earn income and they can realize capital gain. The Funds deduct any expenses and then pay out these earnings to shareholders as distributions.

The Funds generally declare and pay any net investment income and net capital gains at least annually.

You have three options for your distributions. You may:

-  reinvest all distributions in additional Fund shares;

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends will not be affected by the form in which you receive them.

Dividends of net investment income paid to a noncorporate U.S. shareholder before January 1, 2009 that are properly designated as qualified dividend income will generally be taxable to such shareholder at a maximum rate of 15%. However, the amount of dividend income that may be so designated by each Fund will generally be limited to the aggregate of the eligible dividends received by a Fund. In addition, a Fund must meet certain holding period requirements with respect to the shares on which a Fund received the eligible dividends, and the noncorporate U.S. shareholder must meet certain holding period requirements with respect to the Fund shares. Dividends of net investment income that are not designated as qualified dividend income and dividends of net short-term capital gains will be taxable to shareholders at ordinary income rates.

If you receive distributions properly designated as net capital gain, the tax rate will be based on how long a Fund held a particular asset, not on how long you have owned your shares. Capital gain of a non-corporate U.S. shareholder that is recognized before January 1, 2009 is generally taxed at a maximum rate of 15% where the property is held by a Fund for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

Any gain resulting from the sale or exchange of Fund shares will be taxable as long-term or short-term gain, depending upon how long you have held your shares.

Investment income received by a Fund from sources in foreign jurisdictions may have taxes withheld at the source.

The dates on which dividends and capital gains will be distributed for calendar year 2005 will be available online at www.jpmorganfunds.com.

Early in each calendar year, each Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom a Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Funds. Because each investor's tax consequences are unique, please consult your tax adviser to see how investing in a Fund will affect your own tax situation.

SHAREHOLDER STATEMENTS AND REPORTS

The Funds or your Financial Intermediary will send you transaction confirmation statements and quarterly account statements. Please review these statements carefully. The Funds will correct errors if notified within one year of the date printed on the transaction confirmation or account statement. Your Financial Intermediary may have a different cut-off time.

To reduce expenses and conserve natural resources, the Funds will deliver a single copy of prospectuses and financial reports to individual investors who share a residential address, provided they have the same last name or the Funds reasonably believe they are members of the same family. If you would like to receive separate mailings, please call 1-800-480-4111 and the Funds will begin individual delivery within 30 days. If you would like to receive these documents by e-mail, please visit www.jpmorganfunds.com and sign up for electronic delivery.

If you are the record owner of your Fund shares (that is, you did not use a Financial Intermediary to buy your shares), you may access your account statements at www.jpmorganfunds.com.

Two months after each fiscal half-year, you will receive a financial report from the Funds. In addition, the Funds will periodically send you proxy statements and other reports.

If you have any questions or need additional information, please write to JPMorgan Funds Services at P.O. Box 8528, Boston, MA 02266-8528, call 1-800-480-4111 or visit www.jpmorganfunds.com.

AVAILABILITY OF PROXY VOTING RECORD

The Trustees have delegated the authority to vote proxies for securities owned by the Funds to JPMIM. A copy of the Funds' voting record for the most recent 12-month period ended June 30 is available on the SEC's website at www.sec.gov or on the Funds' website at www.jpmorganfunds.com no later than August 31 of each year. The Funds' proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

PORTFOLIO HOLDINGS DISCLOSURE

No sooner than 30 days after the end of each month, the Funds will make available upon request an uncertified, complete schedule of its portfolio holdings as of the last day of that month. Not later than 60 days after the end of each fiscal quarter, the Funds will make available a certified, complete schedule of its portfolio holdings as of the last day of that quarter. In addition to providing hard copies upon request, the Funds will post these quarterly schedules on the Funds' website at www.jpmorganfunds.com and on the SEC's website at www.sec.gov.

The Funds' top ten holdings, top five holdings that contributed to Fund performance and top five holdings that detracted from Fund performance also are posted on the Funds' website at www.jpmorganfunds.com no sooner than 15 days after the end of each month.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111.

A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio holdings is available in the Statement of Additional Information.

RISK AND REWARD ELEMENTS

This table discusses the main elements that make up each Fund's overall risk and reward characteristics. It also outlines the policies toward various investments, including those that are designed to help a Fund manage risk.

POTENTIAL RISKS                      POTENTIAL REWARDS                    POLICIES TO BALANCE RISK AND REWARD
-----------------------------------  -----------------------------------  --------------------------------------------------
WHEN-ISSUED AND DELAYED
DELIVERY SECURITIES
- When the Fund buys securities      - The Fund can take advantage of     - The Fund segregates liquid assets to offset
  before issue or for delayed          attractive transaction               leverage risk
  delivery, it could be exposed to     opportunities
  leverage risk if it does not
  segregate liquid assets

SHORT-TERM TRADING
- Increased trading could raise the  - The Fund could realize gains in a  - The Fund generally avoids short-term trading,
  Fund's brokerage and related         short period of time                 except to take advantage of attractive or
  costs                              - The Fund could protect against       unexpected opportunities or to meet demands
- Increased short-term capital         losses if a stock is overvalued      generated by shareholder activity
  gains distributions could raise      and its value later falls
  shareholders' income tax
  liability. Such an increase in
  transaction costs and/or tax
  liability, if not offset by gains
  from short-term trading, would
  reduce a Fund's returns

DERIVATIVES
- Derivatives such as futures,       - Hedges that correlate well with    - The Fund uses derivatives, such as futures,
  options, swaps, and forward          underlying positions can reduce      options, swaps, and forward foreign currency
  foreign currency contracts(1)        or eliminate losses at low cost      contracts, for hedging and for risk management
  that are used for hedging the      - The Fund could make money and        (i.e., to establish or adjust exposure to
  portfolio or specific securities     protect against losses if            particular securities, markets or currencies);
  may not fully offset the             management's analysis proves         risk management may include management of the
  underlying positions and this        correct                              Fund's exposure relative to its benchmark. The
  could result in losses to the      - Derivatives that involve leverage    Fund may also use derivatives in an effort to
  Fund that would not have             could generate substantial gains     produce increased income or gain
  otherwise occurred*                  at low cost                        - The Fund only establishes hedges that it expects
- A Fund may have difficulty                                                will be highly correlated with underlying
  exiting a derivatives position.                                           positions
- Derivatives used for risk                                               - While the Fund may use derivatives that
  management or to increase the                                             incidentally involve leverage, it does not use
  Fund's gain may not have the                                              them for the specific purpose of leveraging its
  intended effects and may result                                           Portfolio
  in losses or missed opportunities

(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

* The Funds are not subject to registration or regulation as a "commodity pool operator" as defined in the Commodity Exchange Act because the Funds have claimed an exclusion from that definition.

POTENTIAL RISKS                      POTENTIAL REWARDS                    POLICIES TO BALANCE RISK AND REWARD
-----------------------------------  -----------------------------------  --------------------------------------------------
DERIVATIVES
- The counterparty to a derivatives
  contract could default
- Derivatives that involve leverage
  could magnify losses
- Certain types of derivatives
  involve costs to the Fund which
  can reduce returns
- Derivatives may, for tax
  purposes, affect the character of
  gain and loss realized by the
  Fund, accelerate recognition of
  income to the Fund, affect the
  holding period of the Fund's
  assets and defer recognition of
  certain of the Fund's losses

SECURITIES LENDING
- When the Fund lends a security,    - The Fund may enhance income        - The Adviser maintains a list of approved
  there is a risk that the loaned      through the investment of the        borrowers
  security may not be returned if      collateral received from the       - The Fund receives collateral equal to at least
  the borrower or the lending agent    borrower                             100% of the current value of the securities
  defaults                                                                  loaned plus accrued interest
- The collateral will be subject to                                       - The agents indemnify the Fund against borrower
  the risks of the securities in                                            default
  which it is invested                                                    - The Adviser's collateral investment guidelines
                                                                            limit the quality and duration of collateral
                                                                            investment to minimize losses
                                                                          - Upon recall, the borrower must return the
                                                                            securities loaned within the normal settlement
                                                                            period

MARKET CONDITIONS
- Each Fund's share price and        - Stocks have generally              - Under normal circumstances each Fund plans to
  performance will fluctuate in        outperformed more stable             remain fully invested in accordance with its
  response to stock and/or bond        investments (such as bonds and       policies. Equity investments may include common
  market movements                     cash equivalents) over the long      stocks, convertible securities, preferred
- Adverse market, economic,            term                                 stocks, depositary receipts (such as ADRs and
  political or other conditions may                                         EDRs), trust or partnership interests, warrants,
  from time to time cause a Fund to                                         rights and investment company securities
  take temporary defensive                                                  including exchange-traded funds
  positions that are inconsistent                                         - Each Fund may invest uninvested cash in
  with its principal investment                                             affiliated money market funds
  strategies and may hinder the                                           - Each Fund seeks to limit risk and enhance
  Fund from achieving its                                                   performance through active management
  investment objective                                                    - During severe market downturns or other unusual
- Mortgage-backed and asset-backed                                          circumstances (such as out-of-the ordinary
  securities (securities                                                    redemptions), each Fund has the option of
  representing an interest in, or                                           investing up to 100% of its assets in high
  secured by, a pool of mortgages                                           quality short-term investments
  or other assets such as
  receivables) and direct mortgages
  could generate capital losses or
  periods of low yields if they are
  paid off substantially earlier or
  later than anticipated

POTENTIAL RISKS                      POTENTIAL REWARDS                    POLICIES TO BALANCE RISK AND REWARD
-----------------------------------  -----------------------------------  --------------------------------------------------
MANAGEMENT CHOICES
- The Fund could underperform its    - The Fund could outperform its      - The Adviser and each subadviser focuses its
  benchmark due to its securities      benchmark due to these same          active management on securities selection, the
  and asset allocation choices         choices                              area where it believes its commitment to
                                                                            research can most enhance returns and manage
                                                                            risks in a consistent way

FOREIGN INVESTMENTS
- Currency exchange rate movements   - Favorable exchange rate movements  - Each Fund anticipates that its foreign
  could reduce gains or create         could generate gains or reduce       investments will not exceed 10% of total Assets.
  losses                               losses                             - The Funds actively manage the currency exposure
- The Fund could lose money because  - Foreign investments, which           of their foreign investments relative to their
  of foreign government actions,       represent a major portion of the     benchmarks, and may hedge back into the U.S.
  political instability, or lack of    world's securities, offer            dollar from time to time (see also
  adequate and/or accurate             attractive potential performance     "Derivatives"); these currency management
  information                          and opportunities for                techniques may not be available for certain
- Currency and investment risks        diversification                      emerging markets investments
  tend to be higher in emerging      - Emerging markets can offer higher
  markets; these markets also          returns
  present higher liquidity and
  valuation risks

ILLIQUID HOLDINGS
- The Fund could have difficulty     - These holdings may offer more      - The Fund may not invest more than 15% of net
  valuing these holdings precisely     attractive yields or potential       assets in illiquid holdings
- The Fund could be unable to sell     growth than comparable widely      - To maintain adequate liquidity to meet
  these holdings at the time or        traded securities                    redemptions, each Fund may hold high quality
  price it desires                   - These holdings may offer more        short-term securities (including repurchase
                                       attractive yields or potential       agreements) and, for temporary or extraordinary
                                       growth than comparable widely        purpose, may borrow from banks up to 33 1/3% of
                                       traded securities                    the value of its total assets or draw on a line
                                                                            of credit

ETFs AND OTHER INVESTMENT COMPANIES
- If a Fund invests in shares of     - Helps to manage smaller cash       - Absent an exemptive order of the Securities and
  another investment company,          flows                                Exchange Commission (the "SEC"), a Fund's
  shareholders would bear not only   - Investing in ETFs offers instant     investments in other investment companies,
  their proportionate share of the     exposure to an index or a broad      including ETFs, are subject to percentage
  Fund's expenses, but also similar    range of markets, sectors,           limitations of the Investment Company Act of
  expenses of the investment           geographic regions and industries    1940 ("1940 Act")(1)
  company                                                                 - An SEC exemptive order granted to various
- The price movement of an ETF may                                          iShares funds (which are ETFs) and their
  not track the underlying index,                                           investment adviser permits each Fund to invest
  market, sector, regions or                                                beyond the 1940 Act limits, subject to certain
  industries and may result in a                                            terms and conditions, including a finding of the
  loss                                                                      Fund's Board that the advisory fees charged by
                                                                            the Fund's adviser are for services that are in
                                                                            addition to, and not duplicative of, the
                                                                            advisory services provided to those ETFs
                                                                          - An SEC exemptive order granted to the Funds
                                                                            permits each Fund to invest its uninvested cash,
                                                                            up to 25% of its assets, in one or more
                                                                            affiliated money market funds if the adviser
                                                                            waives and/or reimburses its advisory fee from
                                                                            the Fund in an amount sufficient to offset any
                                                                            doubling up of investment advisory, shareholder
                                                                            servicing and administrative fees

(1) Under the 1940 Act, a Fund may not own more than 3% of the outstanding voting stock of another investment company. Additionally, a Fund's aggregate investments in other investment companies are restricted as follows: no more than 5% of the Fund's total assets when the Fund invests in another investment company; and no more than 10% of its total assets when the Fund invests in two or more investment companies.

JPMORGAN MULTI-MANAGER FUNDS

LEGAL PROCEEDINGS RELATING TO BANC ONE INVESTMENT ADVISORS CORPORATION AND CERTAIN OF ITS AFFILIATES

None of the actions described below allege that any unlawful activity took place with respect to any Fund whose shares are offered in this prospectus.

On July 1, 2004, Bank One Corporation, the former corporate parent of the One Group Dealer Services, Inc., One Group Administrative Services, Inc. and Banc One Investment Advisors Corporation (BOIA), the investment adviser to the former One Group Funds, merged into JPMorgan Chase. As a consequence of the merger, on that date, the Distributor, the Administrator and BOIA became affiliates of both JPMIM and JPMorgan Chase Bank, N.A. JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) (JPMDS) and JPMorgan Funds Management, Inc. (formerly One Group Administrative Services, Inc.) became the distributor and administrator, respectively, of the JPMorgan Funds effective February 19, 2005.

Prior to becoming an affiliate of JPMorgan Chase, on June 29, 2004, BOIA entered into agreements with the Securities and Exchange Commission (SEC) and the New York Attorney General (NYAG) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain mutual funds advised by BOIA, possible late trading of certain of these funds and related matters. In this connection, BOIA or its affiliates agreed to pay disgorgement and a civil money penalty in an aggregate amount of $50 million. The settlement agreement with the NYAG also requires BOIA to reduce its management fee for certain series of the former One Group Mutual Funds, in an aggregate amount of approximately $8 million annually over a five year period commencing September 2004. In addition, BOIA has agreed to and has commenced implementation of undertakings relating to, among other things, governance and compliance initiatives.

In addition to the matters involving the SEC and NYAG, various lawsuits have been filed against BOIA, certain current trustees of the JPMorgan Funds (but not of J.P. Morgan Fleming Series Trust) and certain former trustees of One Group Mutual Funds and various affiliates of BOIA, including JPMDS. In addition, the West Virginia Securities Commissioner entered a cease and desist order. The lawsuits and the cease and desist order generally relate to the same facts that were the subject of the SEC order and NYAG settlement discussed above. These actions seek, among other things, compensatory damages, restitution, disgorgement of unjustly earned profits, punitive damages, removal of certain current trustees of the JPMorgan Funds and certain former trustees of One Group Mutual Funds, removal of the One Group Mutual Funds' investment advisers (e.g.,
BOIA) and distributor (i.e., JPMDS), rescission of the distribution and service plans adopted under Rule 12b-1 of the Investment Company Act of 1940, and attorneys' fees. On November 3, 2005, the district court ruled that some of the claims are to be dismissed from the lawsuits. On March 1, 2006, the district court entered a final order implementing the ruling. BOIA is now known as JPMorgan Investment Advisors Inc.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Fund's financial performance for each of the past one through three fiscal years or periods, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose reports, along with each Fund's financial statements, are included in the representative Fund's annual report, which is available upon request.

JPMORGAN FUNDS
Financial Highlights


                                              MULTI-MANAGER SMALL CAP GROWTH FUND         MULTI-MANAGER SMALL CAP VALUE FUND
                                             --------------------------------------     ---------------------------------------
                                             YEAR ENDED   YEAR ENDED     2/28/03(a)     YEAR ENDED   YEAR ENDED     2/28/03 (a)
PER SHARE OPERATING PERFORMANCE:              12/31/05     12/31/04       12/31/03       12/31/05     12/31/04       12/31/03
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period         $    15.12   $    14.15     $    10.00     $    17.84   $    15.47     $     10.00
-------------------------------------------------------------------------------------------------------------------------------
   Investment operations:
      Net investment income (loss)                (0.13)       (0.16)(b)      (0.11)(b)      (0.01)       (0.05)(b)       (0.02)(b)
      Net realized and unrealized gains
        (losses) on investments                    0.79         1.33           4.86           1.26         3.20            5.81
                                             ----------   ----------     ----------     ----------   ----------     -----------
      Total from investment operations             0.66         1.17           4.75           1.25         3.15            5.79
                                             ----------   ----------     ----------     ----------   ----------     -----------
   Distributions:
      Net realized gains                          (0.92)       (0.20)         (0.60)         (2.19)       (0.78)          (0.32)
                                             ----------   ----------     ----------     ----------   ----------     -----------
Net asset value, end of period               $    14.86   $    15.12     $    14.15     $    16.90   $    17.84     $     15.47
-------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (c)(e)                                4.38%        8.48%         47.78%          6.87%       20.61%          58.01%
===============================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
      Net assets end of period (thousands)   $  289,221   $  291,144     $  200,650     $  365,875   $  388,302     $   215,419
-------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (d):
      Net expenses                                 1.39%        1.40%          1.40%          1.34%        1.40%           1.40%
-------------------------------------------------------------------------------------------------------------------------------
      Net investment income (loss)                (0.92%)      (1.10%)        (1.02%)        (0.07%)      (0.32%)         (0.21%)
-------------------------------------------------------------------------------------------------------------------------------
      Expenses without waivers,
        reimbursements and
        earnings credits                           1.40%        1.41%          1.56%          1.34%        1.41%           1.58%
-------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE (c)                         132%         170%           138%           113%          46%             34%
-------------------------------------------------------------------------------------------------------------------------------


 (a) Commencement of operations
 (b) Calculated based upon average shares outstanding
 (c) Not annualized for periods less than one year
 (d) Annualized for periods less than one year
 (e) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

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                       This page intentionally left blank.

HOW TO REACH US

MORE INFORMATION

For investors who want more information on these Funds the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS

Our annual and semi-annual reports contain more information about each Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on each Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information about the Funds and their policies. It is incorporated by reference into this Prospectus. This means, by law, it is considered to be part of this Prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-480-4111 or writing to:

JPMORGAN FUNDS SERVICES
P.O. BOX 8528
BOSTON, MA 02266-8528

If you buy your shares through a Financial Intermediary you should contact that Financial Intermediary directly for more information. You can also find information online at www.jpmorganfunds.com.

You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Funds, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

PUBLIC REFERENCE ROOM OF THE SEC
WASHINGTON, DC 20549-0102.

1-202-551-8090

E-MAIL: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Funds are also available on the SEC's website at http://www.sec.gov.

             The Funds' Investment Company Act File No. is 811-21276

             (C) JPMorgan Chase & Co. All Rights Reserved. May 2006

[JPMORGAN ASSET MANAGEMENT LOGO]
PR-MULTI-506

                                                                    STATEMENT OF
                                                          ADDITIONAL INFORMATION
                                                               DATED MAY 1, 2006

                          JPMORGAN MULTI-MANAGER FUNDS

                        J.P. MORGAN FLEMING SERIES TRUST

                  JPMORGAN MULTI-MANAGER SMALL CAP GROWTH FUND
                   JPMORGAN MULTI-MANAGER SMALL CAP VALUE FUND

This Statement of Additional Information ("SAI") is not a prospectus, but contains additional information which should be read in conjunction with the Prospectus (the "Prospectus") dated May 1, 2006 for the JPMorgan Multi-Manager Small Cap Growth Fund and JPMorgan Multi-Manager Small Cap Value Fund as supplemented from time to time. The Prospectus is available, without charge upon request by contacting JPMorgan Distributon Services, Inc., the Funds' distributor ("JPMDS" or the "Distributor") at P.O. Box 711235, Columbus, OH 43271-1235.

For more information about your account and financial statements, simply call your Client Manager or call or write JPMorgan Funds Services at:

                             JPMorgan Funds Services
                                  P.O. Box 8528
                              Boston, MA 02266-8528
                                 1-800-480-4111

                                                                   SAI-MULTI-506

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
General                                                                       3
Investment Policies and Restrictions                                          3
Fundamental Investment Restrictions                                          11
Trustees and Principal Officers of the Trust and the Funds                   13
Codes of Ethics                                                              18
Proxy-Voting Procedures and Guidelines                                       19
Portfolio Holdings Disclosure                                                26
The Adviser & Subadvisers                                                    27
Portfolio Managers                                                           31
Administrator                                                                45
Distributor                                                                  46
Shareholder Servicing Agents                                                 47
Transfer Agent                                                               48
Custodian                                                                    49
Financial Intermediaries                                                     49
Cash Compensation to Financial Intermediaries                                49
Independent Registered Public Accounting Firm                                50
Expenses                                                                     50
Purchases, Redemptions and Exchanges                                         51
Dividends and Distributions                                                  52
Net Asset Value                                                              52
Distributions and Tax Matters                                                53
Portfolio Transactions                                                       59
Massachusetts Trust                                                          65
Description of Shares                                                        65
Additional Information                                                       67
Financial Statements                                                         68

                                     GENERAL

JPMorgan Multi-Manager Small Cap Growth Fund ("Multi-Manager Small Cap Growth Fund") and JPMorgan Multi-Manager Small Cap Value Fund ("Multi-Manager Small Cap Value Fund") (each a "Fund" and collectively, the "Funds") are each a series of J.P. Morgan Fleming Series Trust (the "Trust"), an open-end management investment company formed as a Massachusetts business trust on December 23, 2002. The Funds are non-diversified as defined in the Investment Company Act of 1940. Each Fund is managed by J.P. Morgan Investment Management Inc. ("JPMIM" or the "Adviser"). Decisions concerning the investment and reinvestment of the assets of each Fund will normally be made by at least three investment managers (each, a "Subadviser"), each of which will be responsible for advising a separate portion of the Fund's assets. JPMIM will also directly manage certain portions of the Multi-Manager Small Cap Value Fund in place of a Subadviser. The Subadvisers will consist of professional investment advisers selected by the Adviser subject to the review and approval of the Trust's Board of Trustees. In choosing Subadvisers, the Adviser will seek to obtain, within each Fund's overall objective, a variety of stock selection processes and methodologies. The Trustees of the Trust have authorized the issuance and sale of Shares for the Funds.

This SAI describes the financial history, investment strategies and policies, management and operation of each of the Funds in order to enable investors to select the Fund or Funds which best suit their needs.

This SAI provides additional information with respect to the Funds and should be read in conjunction with the Funds' current Prospectus. Capitalized terms not otherwise defined herein have the meanings accorded to them in the Prospectus. The Funds' executive offices are located at 245 Park Avenue, New York, NY 10167.

Investments in the Funds are not deposits or obligations of, or guaranteed or endorsed by, JPMorgan Chase Bank, N.A., an affiliate of the Advisers or any other bank. Shares of the Funds are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other governmental agency. An investment in a Fund is subject to risk that may cause the value of the investment to fluctuate, and when the investment is redeemed, the value may be higher or lower than the amount originally invested by the investor.

                      INVESTMENT POLICIES AND RESTRICTIONS

The Prospectus sets forth the investment objectives and policies of the Funds. The following information supplements and should be read in conjunction with the related sections of the Prospectus.

EQUITY SECURITIES. The equity securities in which the Funds may invest may or may not pay dividends and may or may not carry voting rights. Common stock occupies the most junior position in a company's capital structure.

Preferred stock are securities that represent an ownership interest in a corporation and that give the owner a prior claim over common stock on the corporation's earnings or assets.

The convertible securities in which the Funds may invest include any debt securities or preferred stock, which may be converted into common stock or which carry the right to purchase common stock. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time.

The terms of any convertible security determine its ranking in a company's capital structure. In the case of subordinated convertible debentures, the holders' claims on assets and earnings are subordinated to the claims of other creditors but senior to the claims of preferred and common shareholders. In the case of convertible preferred stock, the holders' claims on assets and earnings are subordinated to the claims of all creditors but senior to the claims of common shareholders.

DEPOSITARY RECEIPTS. Foreign investments may be made directly in securities of foreign issuers or in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs") or other similar securities of foreign issuers. ADRs are securities, typically issued by a U.S. financial institution (a "depositary"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depositary. ADRs include American Depositary Shares and New York Shares. EDRs are receipts issued by a European financial institution. GDRs, which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are securities, typically issued by a non-U.S. financial institution, that evidence ownership interests in a security or a pool of securities issued by either a U.S. or foreign issuer. ADRs, EDRs, GDRs and CDRs may be available for investment through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the receipt's underlying security.

Holders of unsponsored depositary receipts generally bear all the costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities.

BANK OBLIGATIONS. Each of the Funds may invest in negotiable certificates of deposit, time deposits and bankers' acceptances of (i) banks, savings and loan associates and savings banks which have more than $1 billion in total assets (the "Asset Limitation") and are organized under the laws of the United States or any state, (ii) foreign branches of these banks or of foreign banks of equivalent size (Euros) and (iii) U.S. branches of foreign banks of equivalent size (Yankees). The Funds will not invest in obligations for which the Adviser, or any of its affiliates, is the ultimate obligor or accepting bank. Each of the Funds may also invest in obligations of international banking institutions designated or supported by national governments to promote economic reconstruction, development or trade between nations (e.g., the European Investment Bank, the Inter-American Development Bank, or the World Bank).

Bank obligations include negotiable certificates of deposit, bankers' acceptances, fixed time deposits and deposit notes. A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis. A bankers' acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of United States banks or foreign banks which are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party. Fixed time deposits subject to withdrawal penalties and with respect to which a Fund cannot realize the proceeds thereon within seven days are deemed "illiquid" for the purposes of its restriction on investments in illiquid securities. Deposit notes are issued by commercial banks which generally bear fixed rates of interest and typically have original maturities ranging from eighteen months to five years.

Banks are subject to extensive governmental regulations that may limit both the amounts and types of loans and other financial commitments that may be made and the interest rates and fees that may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations. Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation. Investors should also be aware that securities of foreign banks and foreign branches of United States banks may involve foreign investment risks in addition to those relating to domestic bank obligations.

COMMERCIAL PAPER. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

CORPORATE REORGANIZATIONS. In general, reorganization securities are securities that are the subject of a tender or exchange offer or proposal to sell at a premium to their historic market price immediately prior to the announcement of the offer or proposal. The increased market price of these securities may also discount what the stated or appraised value of the security would be if the contemplated action were approved or consummated. These investments may be advantageous when the discount significantly overstates the risk of the contingencies involved; significantly undervalues the securities, assets or cash to be received by shareholders of the prospective portfolio company as a result of the contemplated transaction; or fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value. The evaluation of these contingencies requires unusually broad knowledge and experience on the part of the Adviser that must appraise not only the value of the issuer and its component businesses as well as the assets or securities to be received as a result of the contemplated transaction, but also the financial resources and business motivation of the offeror as well as the dynamics of the business climate when the offer or proposal is in progress. Investments in reorganization securities may tend to increase the turnover ratio of a Fund and increase its brokerage and other transaction expenses.

FORWARD COMMITMENTS. Each of the Funds may purchase securities on a forward commitment basis. In order to invest a Fund's assets immediately while awaiting delivery of securities purchased on a forward commitment basis, short-term obligations that offer same-day settlement and earnings will normally be purchased. When a commitment to purchase a security on a forward commitment basis is made, procedures are established consistent with the General Statement of Policy of the Securities and Exchange Commission ("SEC") concerning such purchases. Since that policy currently recommends that an amount of a Fund's assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, cash or liquid securities equal to the amount of such Fund's commitments will be reserved for payment of the commitment. For the purpose of determining the adequacy of the securities reserved for payment of commitments, the reserved securities will be valued at market value. If the market value of such securities declines, additional cash, cash equivalents or highly liquid securities will be reserved for payment of the commitment so that the value of the Fund's assets reserved for payment of a commitment will equal the amount of such commitments purchased by the respective Fund.

Although it is not intended that such purchases would be made for speculative purposes, purchases of securities on a forward commitment basis may involve more risk than other types of purchases. Securities purchased on a forward commitment basis and the securities held in the respective Fund's portfolio are subject to changes in value based upon the public's perception of the issuer and changes, real or anticipated, in the level of interest rates. Purchasing securities on a forward commitment basis can involve the risk that the yields available in the market when the delivery takes place may actually be higher or lower than those obtained in the transaction itself. On the settlement date of the forward commitment transaction, the respective Fund will meet its obligations from then available cash flow, sale of securities reserved for payment of the commitment, sale of other securities or, although it would not normally expect to do so, sale of the forward commitment securities themselves (which may have a value greater or lesser than such Fund's payment obligations). The sale of securities to meet such obligations may result in the realization of capital gains or losses. Purchasing securities on a forward commitment basis can also involve the risk of default by the other party on its obligation, delaying or preventing the Fund from recovering the collateral or completing the transaction.

To the extent a Fund engages in forward commitment transactions, it will do so for the purpose of acquiring securities consistent with its investment objective and policies and not for the purpose of investment leverage.

FLOATING AND VARIABLE RATE SECURITIES; PARTICIPATION CERTIFICATES. Floating and variable rate demand instruments permit the holder to demand payment upon a specified number of days' notice of the unpaid principal balance plus accrued interest either from the issuer or by drawing on a bank letter of credit, a guarantee or insurance issued with respect to such instrument. While there is usually no established secondary market for issues of these types of securities, the dealer that sells an issue of such security frequently will also offer to repurchase the securities at any time at a repurchase price which varies and may be more or less than the amount the holder paid for them.

The terms of these types of securities provide that interest rates are adjustable at intervals ranging from daily to up to six months and the adjustments are based upon the prime rate of a bank or other short-term rates, such as Treasury Bills or LIBOR (London Interbank Offered Rate), as provided in the respective instruments. The Adviser will decide which floating or variable rate securities to purchase in accordance with procedures prescribed by Board of Trustees of the Trust in order to minimize credit risks.

The securities in which certain Funds may be invested include participation certificates issued by a bank, insurance company or other financial institution in securities owned by such institutions or affiliated organizations ("Participation Certificates"). A Participation Certificate gives a Fund an undivided interest in the security in the proportion that the Fund's participation interest bears to the total principal amount of the security and generally provides the demand feature described below. Each Participation Certificate is backed by an irrevocable letter of credit or guarantee of a bank (which may be the bank issuing the Participation Certificate, a bank issuing a confirming letter of credit to that of the issuing bank, or a bank serving as agent of the issuing bank with respect to the possible repurchase of the Participation Certificate) or insurance policy of an insurance company that the Board of Trustees of the Trust has determined meets the prescribed quality standards for a particular Fund.

A Fund may have the right to sell the Participation Certificate back to the institution issuing the Participation Certificate and draw on the letter of credit or insurance on demand after the prescribed notice period, for all or any part of the full principal amount of the Fund's participation interest in the security, plus accrued interest. The institution issuing the Participation Certificates would retain a service and letter of credit fee and a fee for providing the demand feature, in an amount equal to the excess of the interest paid on the instruments over the negotiated yield at which the Participation Certificate purchased by a Fund. The total fees would generally range from 5% to 15% of the applicable prime rate or other short-term rate index. With respect to insurance, a Fund will attempt to have the issuer of the Participation Certificate bear the cost of any such insurance, although the Funds retain the option to purchase insurance if deemed appropriate. Obligations that have a demand feature permitting a Fund to tender the obligation to a foreign bank may involve certain risks associated with foreign investment. A Fund's ability to receive payment in such circumstances under the demand feature from such foreign banks may involve certain risks such as future political and economic developments, the possible establishments of laws or restrictions that might adversely affect the payment of the bank's obligations under the demand feature and the difficulty of obtaining or enforcing a judgment against the bank.

The Adviser has been instructed by the Board of Trustees to monitor on an ongoing basis the pricing, quality and liquidity of the floating and variable rate securities held by the Funds, including Participation Certificates, on the basis of published financial information and reports of the rating agencies and other bank analytical services to which the Funds may subscribe. Although these instruments may be sold by a Fund, it is intended that they be held until maturity.

Past periods of high inflation, together with the fiscal measures adopted to attempt to deal with it, have seen wide fluctuations in interest rates, particularly "prime rates" charged by banks. While the value of the underlying floating or variable rate securities may change with changes in interest rates generally, the floating or variable rate nature of the underlying floating or variable rate securities should minimize changes in value of the instruments. Accordingly, as interest rates decrease or increase, the potential for capital appreciation and the risk of potential capital depreciation is less than would be the case with a portfolio of fixed rate securities. A Fund's portfolio may contain floating or variable rate securities on which stated minimum or maximum rates, or maximum rates set by state law, limit the degree to which interest on such floating or variable rate securities may fluctuate; to the extent it does, increases or decreases in value may be somewhat greater than would be the case without such limits. Because the adjustment of interest rates on the floating or variable rate securities is made in relation to movements of the applicable banks' "prime rates" or other short-term rate adjustment indices, the floating or variable rate securities are not comparable to long-term fixed rate securities. Accordingly, interest rates on the floating or variable rate securities may be higher or lower than current market rates for fixed rate obligations of comparable quality with similar maturities.

The maturity of variable rate securities is deemed to be the longer of (i) the notice period required before a Fund is entitled to receive payment of the principal amount of the security upon demand, or (ii) the period remaining until the security's next interest rate adjustment.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. A Fund may enter into futures contracts on financial instruments, and may also enter into options on such futures contracts. Futures contracts are agreements by a party to purchase or sell a specified quantity of a financial instrument on a specified date, or to make or receive a payment based on the difference between a specified value of a financial instrument and its value on the settlement date of the contract. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Financial instruments for this purpose include equity and fixed income securities, foreign currencies and exchange rates, interest rates, and groups or indexes relating to any of the foregoing. A Fund may use futures contracts and options on such contracts to hedge securities positions, including to offset changes in the value of securities held or expected to be acquired and to reduce the Fund's exposure to foreign currency fluctuations or interest rate risk. A Fund will reduce the risk that it will be unable to close out a futures contract by only entering into futures contracts which are traded on futures exchanges. In addition, a Fund will only sell futures contracts and options on futures contracts when it owns positions it expects to fluctuate in value similarly to the instrument, index or currency underlying the relevant futures contract.

No price is paid upon entering into futures contracts. Instead, a Fund is required to deposit an amount of cash or U.S. Treasury securities known as "initial margin." Subsequent payments, called "variation margin," to and from the broker, would be made on a daily basis as the value of the futures position varies (a process known as "marking to market"). The margin is in the nature of a performance bond or good faith deposit on a futures contract.

There are risks associated with these activities, including the following:

(1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates;

(2) there may be an imperfect or no correlation between the changes in market value of the securities held by a Fund and the prices of futures and options on futures;

(3) there may not be a liquid secondary market for a futures contract or option;

(4) trading restrictions or limitations may be imposed by an exchange; and

(5) government regulations may restrict trading in futures contracts and futures options.

Some strategies reduce a Fund's exposure to price fluctuations, while others tend to increase its market exposure. Futures and options on futures can be volatile instruments and involve certain risks that could negatively impact a Fund's return.

In order to avoid leveraging and related risks, when a Fund purchases futures contracts, it will collateralize its position by depositing an amount of cash or liquid securities, equal to the market value of the futures positions held, less margin deposits, in a segregated account with its custodian. Collateral equal to the current market value of the futures position will be marked to market on a daily basis.

The Fund will limit its use of futures contracts and options on futures contracts so that it will not be a "commodity pool operator" for purposes of the Federal commodities laws.

ILLIQUID INVESTMENTS; PRIVATELY PLACED AND OTHER UNREGISTERED SECURITIES. The Fund may not acquire any illiquid securities if, as a result thereof, more than 15% of its net assets would be in illiquid investments. Subject to this non-fundamental policy limitation, the Fund may acquire investments that are illiquid or have limited liquidity, such as private placements or investments that are not registered under the Securities Act of 1933, as amended (the "1933 Act"), and cannot be offered for public sale in the United States without first being registered under the 1933 Act. An illiquid investment is any investment that cannot be disposed of within seven days in the normal course of business at approximately the amount at which it is valued by the Fund. The price the Fund pays for illiquid securities or receives upon resale may be lower than the price paid or received for similar securities with a more liquid market. Accordingly the valuation of these securities will reflect any limitations on their liquidity. Illiquid securities include demand instruments with demand notice periods exceeding seven days, securities for which there is no active secondary market, and repurchase agreements with durations or maturities over seven days in length.

The Fund may also purchase Rule 144A securities sold to institutional investors without registration under the 1933 Act. These securities may be determined to be liquid in accordance with guidelines established by the Adviser and approved by the Trustees. The Trustees will monitor the Adviser's implementation of these guidelines on a periodic basis.

As to illiquid investments, the Fund is subject to a risk that should the Fund decide to sell them when a ready buyer is not available at a price the Fund deems representative of their value, the value of the Fund's net assets could be adversely affected. Where an illiquid security must be registered under the 1933 Act, before it may be sold, the Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell.

INVESTMENT GRADE DEBT SECURITIES. The Funds may invest in investment grade debt securities. Investment grade debt securities are securities rated in the category BBB or higher by Standard & Poor's Corporation ("S&P") or Baa or higher by Moody's Investor Service, Inc. ("Moody's"), or the equivalent by another national rating organization, or, if unrated, determined by the Adviser to be of comparable quality.

MONEY MARKET INSTRUMENTS. Money market instruments are high quality, dollar-denominated, short-term debt securities. They consist of: (i) bankers' acceptances, certificates of deposits, notes and time deposits of highly rated U.S. banks and U.S. branches of foreign banks; (ii) U.S. Treasury obligations and obligations issued or guaranteed by the agencies and instrumentalities of the U.S. Government; (iii) high-quality commercial paper issued by U.S. and foreign corporations; (iv) debt obligations with a maturity of one year or less issued by corporations with outstanding high quality commercial paper ratings; and (v) repurchase agreements involving any of the foregoing obligations entered into with highly-rated banks and broker-dealers.

OPTIONS. A put option gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period. A call option gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract. The initial purchase (sale) of an option contract is an "opening transaction." In order to close out an option position, a Fund may enter into a "closing transaction," which is simply the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened. If a Fund is unable to effect a closing transaction with respect to an option it has written, it will not be able to sell the underlying security until the option expires or the Fund delivers the security upon exercise.

A Fund may purchase put and call options to protect against a decline in the market value of the securities in its portfolio or to anticipate an increase in the market value of securities that the Fund may seek to purchase in the future. A Fund purchasing put and call options pays a premium therefor. If price movements in the underlying securities are such that exercise of the options would not be profitable for a Fund, loss of the premium paid may be offset by an increase in the value of the Fund's securities or by a decrease in the cost of acquisition of securities by the Fund.

A Fund may write covered call options as a means of increasing the yield on its funds and as a means of providing limited protection against decreases in its market value. When a Fund sells an option, if the underlying securities do not increase or decrease to a price level that would make the exercise of the option profitable to the holder thereof, the option generally will expire without being exercised and the Fund will realize as profit the premium received for such option. When a call option written by a Fund is exercised, the Fund will be required to sell the underlying securities to the option holder at the strike price, and will not participate in any increase in the price of such securities above the strike price. When a put option written by a Fund is exercised, the Fund will be required to purchase the underlying securities at the strike price, which may be in excess of the market value of such securities.

A Fund may purchase and write options on an exchange or over-the-counter. Over-the-counter options ("OTC options") differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is done normally by reference to information from a market maker. It is the position of the SEC that OTC options are generally illiquid.

A Fund may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter markets) to manage its exposure to exchange rates. Call options on foreign currency written by a Fund will be "covered," which means that the Fund will own an equal amount of the underlying foreign currency. With respect to put options on foreign currency written by a Fund, the Fund will establish a segregated account with its custodian consisting of cash or liquid securities in an amount equal to the amount the Fund would be required to pay upon exercise of the put.

A Fund may purchase and write put and call options on indices and enter into related closing transactions. Put and call options on indices are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities. A Fund may choose to terminate an option position by entering into a closing transaction. The ability of a Fund to enter into closing transactions depends upon the existence of a liquid secondary market for such transactions.

All options written on indices must be covered. When a Fund writes an option on an index, it will establish a segregated account containing cash or liquid securities with its custodian in an amount at least equal to the market value of the option and will maintain the account while the option is open or will otherwise cover the transaction.

Risks associated with options transactions include the following: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (3) there may not be a liquid secondary market for options; and
(4) while a Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

REITS. Each of the Funds may invest in common stocks or other securities issued by Real Estate Investment Trusts ("REITs"). REITs invest their capital primarily in income-producing real estate or real estate related loans or interests. A REIT is not taxed on income distributed to its shareholders or unit holders if it complies with regulatory requirements relating to its organization, ownership, assets and income, and with a regulatory requirement that it distribute to its shareholders or unit holders at least 95% of its taxable income for each taxable year. Generally, REITs can be classified as Equity REITs, Mortgage REITs or Hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Equity REITs are further categorized according to the types of real estate securities they own, e.g., apartment properties, retail shopping centers, office and industrial properties, hotels, health care facilities, manufactured housing and mixed-property types. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity and Mortgage REITs.

A shareholder in a Fund that invests in REITs will bear not only his proportionate share of the expenses of the Fund, but also, indirectly, the management expenses of underlying REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. Mortgage REITs may be affected by the quality of the credit extended. Furthermore, REITs are dependent on specialized management skills. Some REITs may have limited diversification and may be subject to risks inherent in investments in a limited number of properties, in a narrow geographic area, or in a single property type. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unit holders, and may be subject to defaults by borrowers and to self-liquidations. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income, or its failure to maintain exemption from registration under the 1940 Act.

INVESTMENT COMPANY SECURITIES. Securities of certain other investment companies, including exchange-traded funds, may be acquired by the Funds to the extent permitted under the 1940 Act or any order pursuant thereto. These limits require that, as determined immediately after a purchase is made, (i) not more than 5% of the value of a Fund's total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of a Fund's total assets will be invested in the aggregate in securities of investment companies as a group, and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by a Fund. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations.

The SEC has granted an exemptive order permitting each Fund to invest its uninvested cash in any affiliated money market funds. The order sets the following conditions: (1) a Fund may invest in one or more of the permitted money market funds up to an aggregate limit of 25% of its assets; and (2) the Adviser will waive and/or reimburse its advisory fee from a Fund in an amount sufficient to offset any doubling up of investment advisory, administration and shareholder servicing fees.

REPURCHASE AGREEMENTS. Each of the Funds may enter into repurchase agreements with brokers, dealers or banks that meet the Adviser's credit guidelines. A Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and securities dealers that meet the Adviser's credit guidelines approved by the Fund's Board of Trustees, and only if the agreement is fully collateralized by securities in which such Fund is permitted to invest. In a repurchase agreement, a Fund buys a security from a seller that has agreed to repurchase the same security at a mutually agreed upon date and price. The resale price normally is in excess of the purchase price, reflecting an agreed upon interest rate. This interest rate is effective for the period of time a Fund is invested in the agreement and is not related to the coupon rate on the underlying security. A repurchase agreement may also be viewed as a fully collateralized loan of money by a Fund to the seller. Except in the case of a tri-party agreement, the maximum maturity of a repurchase agreement will be seven days. In the case of a tri-party agreement, the maximum maturity of a repurchase agreement will be 95 days, or as limited by the specific repurchase agreement. The securities which are subject to repurchase agreements, however, may have maturity dates in excess of ninety-five days from the effective date of the repurchase agreement. Repurchase agreements maturing in more than seven days are treated as illiquid for purposes of the Funds' restrictions on purchases of illiquid securities. The Funds will always receive securities as collateral during the term of the agreement whose market value is at least equal to 100% of the dollar amount invested by the Funds in each agreement plus accrued interest. The Funds will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the custodian. Repurchase agreements are considered under the 1940 Act to be loans collateralized by the underlying securities. A repurchase agreement is subject to the risk that the seller may fail to repurchase the security. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities would not be owned by the Fund, but would only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, a Fund may suffer time delays and incur costs in connection with the disposition of the collateral. The collateral underlying repurchase agreements may be more susceptible to claims of the seller's creditors than would be the case with securities owned by the Fund.

SUPRANATIONAL OBLIGATIONS. Supranational organizations, include organizations such as The World Bank, which was chartered to finance development projects in developing member countries; the European Union, which is a fifteen-nation organization engaged in cooperative economic activities; the European Coal and Steel Community, which is an economic union of various European nations steel and coal industries; and the Asian Development Bank, which is an international development bank established to lend funds, promote investment and provide technical assistance to member nations of the Asian and Pacific regions.

U.S. GOVERNMENT AGENCY OBLIGATIONS. Certain Federal agencies, such as the Government National Mortgage Association ("Ginnie Mae "), have been established as instrumentalities of the U.S. government to supervise and finance certain types of activities. Issues of these agencies, while not direct obligations of the U.S. government, are backed by the full faith and credit of the United States (e.g., Ginnie Mae securities). The issues of certain other U.S. government securities, issued or guaranteed by federal agencies or government sponsored enterprises, are not supported by the full faith and credit of the United States, but may be supported by the right of the issuer to borrow from the U.S. Treasury. These securities include obligations of government sponsored enterprises such as the Federal Home Loan Mortgage Corporation ("Freddie Mac") and the Federal National Mortgage Association ("Fannie Mae") which are supported only by the credit of such securities but for which the Secretary of the Treasury has discretionary authority to purchase limited amounts of the agency's obligations. No assurance can be given that the U.S. government will provide financial support to these federal agencies, authorities, instrumentalities and government sponsored enterprises in the future.

U.S. GOVERNMENT SECURITIES. Bills, notes and bonds issued by the U.S. government and backed by the full faith and credit of the United States.

U.S. TREASURY OBLIGATIONS. Bills, notes and bonds issued by the U.S. Treasury, and separately traded interest and principal component parts of such obligations that are transferable through the federal book-entry system known as Separately Traded Registered Interested and Principal Securities ("STRIPS") and Coupon Under Book Entry Safekeeping ("CUBES").

WARRANTS AND RIGHTS. Warrants basically are options to purchase equity securities at a specified price for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants but normally have a shorter duration and are distributed directly by the issuer to shareholders. Rights and warrants have no voting rights, receive no dividends, and have no rights with respect to the assets of the issuer.

SECURITIES LENDING. In order to generate additional income, a Fund may lend its securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets taken at market value, pursuant to agreements that require that the loan be continuously secured by collateral consisting of cash or securities of the U.S. government or its agencies equal to at least 100% of the market value of the loaned securities. A Fund continues to receive interest on the loaned securities while simultaneously earning interest on the investment of cash collateral. Collateral is marked to market daily.

There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially or become insolvent.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. When-issued or delayed delivery securities are subject to market fluctuations due to changes in market interest rates and it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. Although a Fund generally purchases securities on a when-issued or forward commitment basis with the intention of actually acquiring securities for its investment portfolio, a Fund may dispose of a when-issued security or forward commitment prior to settlement if it deems appropriate.

ZERO COUPON SECURITIES. Zero coupon obligations are debt securities that do not bear any interest, but instead are issued at a discount from par. The value of a zero coupon obligation increases over time to reflect the interest accrued. Such obligations will not result in the payment of interest until maturity, and will have greater price volatility than similar securities that are issued at par and pay interest periodically.

                               PORTFOLIO TURNOVER

A portfolio turnover rate is, in summary, the percentage computed by dividing the lesser of a Fund's purchases or sales of securities (excluding short-term securities) by the average market value of the Fund. The Adviser and Sub-Advisers intend to manage each Fund's assets by buying and selling securities to help attain its investment objective. The table below sets forth the Funds' portfolio turnover rates for the period noted. A rate of 100% indicates that the equivalent of all of the Fund's assets have been sold and reinvested in a year. High portfolio turnover may affect the amount, timing and character of distributions, and, as a result, may increase the amount of taxes payable by shareholders. Higher portfolio turnover also results in higher transaction costs. To the extent net short term capital gains are realized, any distributions resulting from such gains are considered ordinary income for federal income tax purposes. See "Distributions and Tax Matters" below.


                                      FISCAL YEAR ENDED   FISCAL YEAR ENDED
                                         12/31/2004          12/31/2005
                                      -------------------------------------
Multi-Manager Small Cap Growth Fund          170%                132%
Multi-Manager Small Cap Value Fund            46%                113%

                       FUNDAMENTAL INVESTMENT RESTRICTIONS

The investment restrictions below have been adopted by the Trust with respect to each Fund. Except where otherwise noted, these investment restrictions are "fundamental" policies which, under the 1940 Act, may not be changed without the vote of a majority of the outstanding voting securities of the Fund. A "majority of the outstanding voting securities" is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities. The percentage limitations contained in the restrictions below apply at the time of the purchase of securities.

Each Fund:

(1) May not purchase any security which would cause the Fund to concentrate its investments in the securities of issuers primarily engaged in any particular industry except as permitted by the SEC; however, each Fund may, from time to time, invest 25% or more of its total assets in issuers that operate in a single industry sector (that is, issuers with principal business activities in different, but related, industries);

(2) May not issue senior securities, except as permitted under the Investment Company Act of 1940 or any rule, order or interpretation thereunder;

(3) May not borrow money, except to the extent permitted by applicable law;

(4) May not underwrite securities of other issuers, except to the extent that the Fund, in disposing of Fund securities, may be deemed an underwriter within the meaning of the Securities Act of 1933;

(5) May not purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may (a) invest in securities or other instruments directly or indirectly secured by real estate, (b) invest in securities or other instruments issued by issuers that invest in real estate and make direct investments in mortgages;

(6) May not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities; and

(7) May make loans to other persons, in accordance with the Fund's investment objective and policies and to the extent permitted by applicable law.

                     NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

The investment restrictions described below are not fundamental policies of the Funds and may be changed by their Trustees. These non-fundamental investment policies require that each of the Funds:

(i) May not acquire any illiquid securities, such as repurchase agreements with more than seven days to maturity or fixed time deposits with a duration of over seven calendar days, if as a result thereof, more than 15% of the market value of the Fund's net assets would be in investments which are illiquid;

(ii) May not purchase securities on margin, make short sales of securities, or maintain a short position, provided that this restriction shall not be deemed to be applicable to the purchase or sale of when-issued or delayed delivery securities, or to short sales that are covered in accordance with SEC rules; and

(iii) May not acquire securities of other investment companies, except as permitted by the 1940 Act or any order pursuant thereto.

There will be no violation of any investment restriction if that restriction is complied with at the time the relevant action is taken notwithstanding a later change in market value of an investment, in net or total assets, in the securities rating of the investment, or any other later change.

For purposes of fundamental investment restrictions regarding industry concentration, JPMIM may classify issuers by industry in accordance with classifications set forth in the Directory of Companies Filing Annual Reports with the Securities and Exchange Commission or other sources. In the absence of such classification or if JPMIM determines in good faith based on its own information that the economic characteristics affecting a particular issuer make it more appropriately considered to be engaged in a different industry, JPMIM may classify an issuer accordingly. For instance, personal credit finance companies and business credit finance companies are deemed to be separate industries and wholly-owned finance companies may be considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents.

           TRUSTEES AND PRINCIPAL OFFICERS OF THE TRUST AND THE FUNDS

The management and affairs of the Trust are supervised by the Board of Trustees under the laws of the Commonwealth of Massachusetts. The Trustees and Officers of the Trust and their principal occupations during the past five years, addresses and year of birth are set forth below. Each may have held other positions with the named companies during that period. The Trust pays the fees to unaffiliated Trustees for their service as trustees. Unless otherwise noted, the business address of each Trustee and each Officer is 245 Park Avenue, New York, New York 10167.

                                    TRUSTEES

The names of the Trustees of the Funds, together with information regarding the year of their birth, positions with the Funds, principal occupations and other board memberships in any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Securities Exchange Act") or subject to the requirements of Section 15(d) of the Securities Exchange Act or any company registered as an investment company under the 1940 Act, are shown below. The contact address for each of the Trustees is 245 Park Avenue, New York, NY 10167.

The following table contains basic information regarding the Trustees that oversee operations of the Trust and other investment companies within the JPMorgan Fund Complex.

                                                                                       NUMBER OF
                                                                                   PORTFOLIOS/FUNDS           OTHER
    NAME (YEAR OF BIRTH)                           PRINCIPAL                          IN JPMORGAN         DIRECTORSHIPS
   AND POSITION HELD WITH                        OCCUPATION(S)                        FUND COMPLEX         HELD OUTSIDE
             THE                                     DURING                          TO BE OVERSEEN          JPMORGAN
        FUNDS (SINCE)                             PAST 5 YEARS                         BY TRUSTEE        FUND COMPLEX(1)
--------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES

Cheryl Ballenger (1956),       Mathematics Teacher, Vernon Hills High School               13          None
Chairperson (since 2004)       (August 2004 - Present); Mathematics Teacher,
and Trustee (since 2002)       Round Lake High School (2003-2004) and formerly
                               Executive Vice President and Chief Financial
                               Officer, Galileo International Inc. (travel
                               technology)

John R. Rettberg (1937),       Retired; formerly Corporate Vice President and              13          None
Trustee (since 1996)           Treasurer, Northrop Grumman Corporation (defense
                               contractor)

Ken Whipple (1934),            Chairman (1999-Present) and CEO (1999-2004), CMS            13          Director of AB
Trustee (since 1996)           Energy                                                                  Volvo and Korn
                                                                                                       Ferry International
                                                                                                       (executive
                                                                                                       recruitment)

                                                                                       NUMBER OF
                                                                                   PORTFOLIOS/FUNDS           OTHER
    NAME (YEAR OF BIRTH)                           PRINCIPAL                          IN JPMORGAN         DIRECTORSHIPS
   AND POSITION HELD WITH                        OCCUPATION(S)                        FUND COMPLEX         HELD OUTSIDE
             THE                                     DURING                          TO BE OVERSEEN          JPMORGAN
        FUNDS (SINCE)                             PAST 5 YEARS                         BY TRUSTEE        FUND COMPLEX(1)
--------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES

Jerry B. Lewis                 Retired; formerly President, Lewis                          13          None
(1939); Trustee (since 2004)   Investments Inc. (registered investment adviser);
                               previously, various managerial and executive
                               positions at Ford Motor Company (Treasurer's
                               Office, Controller's Office, Auditing and
                               Corporate Strategy)

INTERESTED TRUSTEE

John F. Ruffle(2) (1937),      Retired; formerly Vice Chairman, J.P. Morgan                13          Trustee of Johns
Trustee (since 1996)           Chase & Co. Inc. and Morgan Guaranty Trust Co. of                       Hopkins University,
                               NY                                                                      Director of Reckson
                                                                                                       Associates Realty
                                                                                                       Corp. and American
                                                                                                       Shared Hospital
                                                                                                       Services

(1) A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services, or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other investment companies. The JPMorgan Fund Complex for which the Trustees serve includes four investment companies.

(2) The Board has designated Mr. Ruffle an "interested person" at his request because, until his retirement in 1993, he was an executive officer of the parent company of the Trust's investment adviser.

Each Trustee serves for an indefinite term, subject to the Funds' current retirement policy, which is age 70, except Messrs. Rettberg, Ruffle and Whipple, for whom it is age 73. The Trustees decide upon general policies and are responsible for overseeing the Trust's business affairs. The Board of Trustees presently has Audit, Nominating and Valuation Committees. Each Trustee who is not an "interested person" of the Trust serves as a member of the Audit Committee. The function of the Audit Committee is to recommend independent auditors and monitor accounting and financial matters. The Audit Committee pre-approves any services to be provided by the independent auditors to the Trust. In addition, the Audit Committee considers and approves any non-audit services, and the fees to be charged for such non-audit services, to be provided by the independent auditors to any entity controlling, controlled by or under common control with JPMIM that provides ongoing services to the Trust. Pre-approval considerations include whether the proposed services are compatible with maintaining the auditor's independence. The Audit Committee met three times during the year ended December 31, 2005. Each Trustee who is not an "interested person" of the Trust serves as a member of the Nominating Committee. The function of the Nominating Committee is to select and nominate persons who will continue to contribute to the independence and effectiveness of the Board. The Nominating Committee will consider and evaluate candidates on the basis of the candidate's relevant knowledge, experience and expertise, the candidate's ability to carry out his or her duties in the best interests of the Trust and its shareholders and the candidate's ability to qualify as a non- interested Trustee. The Nominating Committee does not have a charter. The Nominating Committee did not meet during the year ended December 31, 2005. Each Trustee who is not an "interested person" of the Trust serves as a member of the Valuation Committee. The function of the Valuation Committee is to review fair value determinations outside of regularly scheduled Board meetings. The Chairperson of the Valuation Committee, in consultation with the full Committee as the Chairperson deems appropriate, is authorized to review and approve fair value determinations. The Valuation Committee did not meet during the year ended December 31, 2005; the full Board reviewed fair value determinations at each meeting during that year.

The Nominating Committee (consisting, for this nomination, of Mr. Whipple and Ms. Ballenger) recommended to the full Board that the number of Trustees be increased from four to five and that Mr. Jerry B. Lewis be nominated as a disinterested Trustee. The Board, acting unanimously, approved these proposals and called a special meeting of shareholders of the Funds. A definitive proxy statement for the special meeting was mailed to shareholders of record on or about November 15, 2004. Mr. Lewis was elected to the Board of Trustees at a special meeting of the shareholders of the Funds on December 15, 2004.

The following table shows the dollar range of each Trustee's beneficial ownership as of December 31, 2005, in the Funds and each Trustee's aggregate ownership in any portfolios/funds that the Trustee oversees in the JPMorgan Fund Complex(1) :

                                                                AGGREGATE
                           OWNERSHIP OF     OWNERSHIP OF     DOLLAR RANGE OF
                          MULTI-MANAGER    MULTI-MANAGER    EQUITY SECURITIES
                            SMALL CAP     SMALL CAP VALUE    IN THE JPMORGAN
    NAME OF TRUSTEE        GROWTH FUND          FUND         FUND COMPLEX(1)
-----------------------   -------------   ---------------   ------------------
NON-INTERESTED TRUSTEES
Cheryl Ballenger               None            None                None
John R. Rettberg               None            None                None
Ken Whipple                    None            None                None
Jerry B. Lewis                 None            None                None
INTERESTED TRUSTEE
John F. Ruffle            Over $100,000    Over $100,000      Over $100,000

(1) A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services, or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other investment companies. The JPMorgan Fund Complex for which the Trustees serve includes four investment companies.

(2) Securities Valued as of December 31, 2005.

As of December 31, 2005, none of the non- interested Trustees or their immediate family members owned any shares of JPMIM or in any person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with JPMIM.

Each Trustee is currently paid an annual fee of $36,000 for serving as Trustee of the Funds and the JPMorgan Fund Complex. Each is reimbursed for expenses incurred in connection with service as a Trustee.

The aggregate Trustee compensation and expenses paid by the Funds and the JPMorgan Fund Complex for the fiscal year ended December 31, 2005 are set forth below:

                AGGREGATE TRUSTEE COMPENSATION PAID BY THE FUNDS

                                                                   TOTAL
                                                               COMPENSATION
                            MULTI-MANAGER     MULTI-MANAGER      PAID FROM
                          SMALL CAP GROWTH   SMALL CAP VALUE   JPMORGAN FUND
    NAME OF TRUSTEE             FUND               FUND          COMPLEX(1)
-----------------------   ----------------   ---------------   -------------
NON-INTERESTED TRUSTEES
Cheryl Ballenger               $3,327            $4,668           $37,896
John R. Rettberg               $3,327            $4,668           $37,896
Ken Whipple                    $3,327            $4,668           $37,896
Jerry B. Lewis                 $3,884            $5,418           $39,979
INTERESTED TRUSTEE
John F. Ruffle                 $3,327            $4,668           $37,896

(1) A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services, or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other investment companies. The JPMorgan Fund Complex for which the Trustees serve includes four investment companies.

No non-interested Trustee (or an immediate family member thereof) had any direct or indirect interest, the value of which exceeds $60,000, in the Adviser, the principal underwriter of the Trust, or any entity controlling, controlled by or under common control with the Adviser or the principal underwriter of the Trust (not including registered investment companies) during the two most recently completed calendar years.

No non-interested Trustee, or an immediate family member thereof, during the two most recently completed calendar years had: (i) any material interest, direct or indirect, in any transaction or series of similar transactions, in which the amount involved exceeds $60,000; or (ii) any direct or indirect relationship of any nature, in which the amount involved exceeds $60,000, with:

- the Trust;

- an officer of the Trust;

- an investment company, or person that would be an investment company but for the exclusions provided by Sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment adviser or principal underwriter as the Trust or having an investment adviser or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with the Adviser or principal underwriter of the Trust;

- an officer of an investment company, or a person that would be an investment company but for the exclusions provided by Sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment adviser or principal underwriter as the Trust or having an investment adviser or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with the Adviser or principal underwriter of the Trust;

- the Adviser or the principal underwriter of the Trust;

- an officer of the Adviser or the principal underwriter of the Trust;

- a person directly or indirectly controlling, controlled by, or under common control with the Adviser or the principal underwriter of the Trust; or

- an officer of a person directly or indirectly controlling, controlled by, or under common control with the Adviser or the principal underwriter of the Trust.

                                    OFFICERS

The Trust's executive officers (listed below) are generally employees of the Adviser or one of its affiliates. The officers conduct and supervise the business operations of the Trust. The officers hold office until a successor has been elected and duly qualified. As of December 31, 2005, the Trust has no employees and as of such date, did not provide any compensation to any officers of the Trust.

The names of the officers of the Funds, together with their year of birth, information regarding their positions held with the Funds and principal occupations are shown below. The contact address for each of the officers unless otherwise noted is 245 Park Avenue, New York, NY 10167.


  NAME (YEAR OF BIRTH),
  POSITIONS HELD WITH                       PRINCIPAL OCCUPATIONS
    THE FUNDS (SINCE)                        DURING PAST 5 YEARS
  --------------------                      ---------------------
George C.W. Gatch (1962),   Managing Director, JPMorgan Investment Management
President (2005)            Inc.; Director and President, JPMorgan Distribution
                            Services, Inc. and JPMorgan Funds Management, Inc.
                            since 2005. Mr. Gatch is CEO and President of the JPMorgan Funds. Mr. Gatch has been an employee of JPMorgan since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company, which was a joint venture between J.P.
                            Morgan and Dai-Ichi Kangyo Bank, as well as positions throughout the firm in business management, marketing, and sales.

Robert L. Young (1963),     Director and Vice President, JPMorgan Distribution
Senior Vice President       Services, Inc. and JPMorgan Funds Management, Inc.;
(2005)**                    Chief Operating Officer, JPMorgan Funds since 2005,
                            and One Group Mutual Funds from 2001 until 2005. Mr.
                            Young was Vice President and Treasurer, JPMorgan
                            Funds Management, Inc. (formerly One Group
                            Administrative Services), and Vice President and
                            Treasurer, JPMorgan Distribution Services, Inc.
                            (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski         Vice President, JPMorgan Funds Management, Inc.;
(1960), Vice President      previously, Treasurer, JPMorgan Funds and Head of
and Chief Administrative    Funds Administration and Board Liaison. Ms. Maleski
Officer (2005)              was the Vice President of Finance for the Pierpont
                            Group, Inc. from 1996 - 2001, an independent company owned by the Board of Directors/ Trustees of the JPMorgan Funds prior to joining J.P. Morgan Chase &
                            Co. in 2001.

Stephanie J. Dorsey         Vice President, JPMorgan Funds Management, Inc.;
(1969), Treasurer           Director of Mutual Fund Administration, JPMorgan
(2005)**                    Funds Management, Inc. (formerly One Group
                            Administrative Services), from 2004 to 2005; Ms.
                            Dorsey worked for JPMorgan Chase & Co. (formerly
                            Bank One Corporation) from 2003 to 2004; prior to joining Bank One Corporation, she was a Senior
                            Manager specializing in Financial Services audits at PricewaterhouseCoopers LLP from 1992 through 2002.

Stephen M. Ungerman         Senior Vice President, JPMorgan Chase & Co.; Mr.
(1953), Senior Vice         Ungerman was head of Fund Administration - Pooled
President and Chief         Vehicles from 2000 to 2004. Mr. Ungerman held a
Compliance Officer (2005)   number of positions in Prudential Financial's asset
                            management business prior to 2000.

Paul L. Gulinello (1950)    Vice President and Anti Money Laundering Compliance
AML Compliance Officer      Officer for JPMorgan Asset Management Americas,
(2005)                      additionally responsible for personnel trading and
                            compliance testing since 2004. Treasury Services
                            Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

  NAME (YEAR OF BIRTH),
  POSITIONS HELD WITH                       PRINCIPAL OCCUPATIONS
    THE FUNDS (SINCE)                        DURING PAST 5 YEARS
  --------------------                      ---------------------
Stephen M. Benham (1959),   Vice President and Assistant General Counsel,
Secretary (2005)            JPMorgan Chase & Co. since 2004; Vice President
                            (Legal Advisory) of Merrill Lynch Investment
                            Managers, L.P. from 2000 to 2004; attorney associated with Kirkpatrick & Lockhart LLP from 1997 to 2000.

Elizabeth A. Davin          Vice President and Assistant General Counsel,
(1964), Assistant           JPMorgan Chase & Co. since 2005; Senior Counsel,
Secretary (2005)**          JPMorgan Chase & Co. (formerly Bank One Corporation)
                            from 2004 to 2005; Assistant General Counsel and
                            Associate General Counsel and Vice President,
                            Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio         Vice President and Assistant General Counsel,
(1962), Assistant           JPMorgan Chase & Co. since 2005; Ms. Ditullio has
Secretary (2005)**          served as an attorney with various titles for
                            JPMorgan Chase & Co. (formerly Bank One Corporation) since 1990.

Nancy E. Fields (1949),     Vice President, JPMorgan Funds Management, Inc. and
Assistant Secretary         JPMorgan Distribution Services, Inc.; From 1999 to
(2005)**                    2005, Director, Mutual Fund Administration, JPMorgan
                            Funds Management, Inc. (formerly One Group
                            Administrative Services) and Senior Project Manager,
                            Mutual Funds, JPMorgan Distribution Services, Inc.
                            (formerly One Group Dealer Services, Inc.).

Suzanne E. Cioffi (1967),   Vice President, JPMorgan Funds Management, Inc.,
Assistant Treasurer         responsible for mutual fund financial reporting. Ms.
(2005)                      Cioffi has overseen various fund accounting, custody
                            and administration conversion projects during the past five years.

Arthur A. Jensen (1966)     Vice President, JPMorgan Funds Management, Inc.
Assistant Treasurer         since April 2005; formerly, Vice President of
(2005)*                     Financial Services of BISYS Fund Services, Inc. from
                            2001 until 2005; Mr. Jensen was Section Manager at
                            Northern Trust Company and Accounting Supervisor at
                            Allstate Insurance Company prior to 2001.

*    The contact address for the officer is 3435 Stelzer Road, Columbus, OH
     43219.

** The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43271.

As of April 1, 2006, the Trustees and officers as a group owned less than 1% of the shares of each Portfolio.

                                 CODES OF ETHICS

The Trust, JPMIM, its affiliated sub-advisers, and JPMDS have each adopted the codes of ethics described below. The Funds' subadvisers are unaffiliated and have adopted separate codes of ethics under Rule 17j-1 of the 1940 Act.

The Trust's code of ethics includes policies which require "access persons" (as defined in Rule 17j-1) to: (i) place the interest of Trust Shareholders first;
(ii) conduct personal securities transactions in a manner that avoids any actual or potential conflict of interest or any abuse of a position of trust and responsibility; and (iii) refrain from taking inappropriate advantage of his or her position with the Trust or a Fund. The Trust's code of ethics prohibits any access person from: (i) employing any device, scheme or artifice to defraud the Trust or a Fund; (ii) making to the Trust or a Fund any untrue statement of a material fact or omit to state to the Trust or a Fund a material fact necessary in order to make the statements made, in light of the circumstances under which they are made, not misleading; (iii) engaging in any act, practice, or course of business which operates or would operate as a fraud or deceit upon the Trust or a Fund; or (iv) engaging in any manipulative practice with respect to the Trust or a Fund. The Trust's code of ethics permits personnel subject to the code to invest in securities, including securities that may be purchased or held by a Fund so long as such investment transactions are not in contravention of the above noted policies and prohibitions.

The code of ethics adopted by JPMIM requires that all employees must: (i) place the interest of the accounts which are managed by JPMIM first; (ii) conduct all personal securities transactions in a manner that is consistent with the code of ethics and the individual employee's position of trust and responsibility; and (iii) refrain from taking inappropriate advantage of their position. Employees of JPMIM are also prohibited from certain mutual fund trading activity including "excessive trading" of shares of a mutual fund as described in the applicable Fund's Prospectuses or SAI and effecting or facilitating a mutual fund transaction to engage in market timing. JPMIM's code of ethics permits personnel subject to the code to invest in securities including securities that may be purchased or held by a Fund subject to certain restrictions. However, all employees are required to preclear securities trades (except for certain types of securities such as non-proprietary mutual fund shares and U.S. government securities). Each of JPMIM's affiliated sub-advisers has also adopted the code of ethics described above.

JPMDS's code of ethics requires that all employees of JPMDS must: (i) place the interest of the accounts which are managed by affiliates of JPMDS first; (ii) conduct all personal securities transactions in a manner that is consistent with the code of ethics and the individual employee's position of trust and responsibility; and (iii) refrain from taking inappropriate advantage of their positions. Employees of JPMDS are also prohibited from certain mutual fund trading activity including "excessive trading" of shares of a mutual fund as such term is defined in the applicable Fund's Prospectuses or SAI or effecting or facilitating a mutual fund transaction to engage in market timing. JPMDS's code of ethics permits personnel subject to the code to invest in securities including securities that may be purchased or held by the Funds subject to the policies and restrictions in such code of ethics.

                     PROXY-VOTING PROCEDURES AND GUIDELINES

The Board of Trustees of the Funds have delegated to each of the Subadvisers proxy voting authority with respect to the portfolio securities of the portion of the Fund that such Subadviser manages. The policies and procedures used by JPMIM, with respect to the portion of the Multi-Manager Small Cap Value Fund that it directly manages, and each Fund's respective Subadvisers to determine how to vote proxies relating to the portfolio securities of such Fund are summarized below.

JPMIM. To ensure that the proxies of portfolio companies are voted in the best interests of the portion of the Multi-Manager Small Cap Value Fund that it directly manages, JPMIM has adopted detailed proxy voting procedures ("Procedures") that incorporate guidelines ("Guidelines") for voting proxies on specific types of issues.

The Guidelines have been developed with the objective of encouraging corporate action that enhances shareholder value. Except as noted below, proxy-voting decisions will be made in accordance with the Guidelines covering a multitude of both routine and non-routine matters that JPMIM and its affiliated advisers have encountered globally, based on many years of collective investment management experience.

To oversee and monitor the proxy-voting process, JPMIM has established a proxy committee and appointed a proxy administrator in each global location where proxies are voted. The primary function of each proxy committee is to review periodically general proxy-voting matters, review and approve the Guidelines annually, and provide advice and recommendations on general proxy-voting matters as well as on specific voting issues implemented by JPMIM. The procedures permit an independent voting service, currently Institutional Shareholder Services, Inc. ("ISS"), to perform certain services otherwise carried out or coordinated by the proxy administrator.

Although for many matters the Guidelines specify the votes to be cast, for many others, the Guidelines contemplate case-by-case determinations. In addition, there will undoubtedly be proxy matters that are not contemplated by the Guidelines. For both these categories of matters and to override the Guidelines, the Procedures require a certification and review process to be completed before the vote is cast. That process is designed to identify actual or potential material conflicts of interest (between a Fund on the one hand, and the Fund's investment adviser, principal underwriter or an affiliate of any of the foregoing, on the other hand) and ensure that the proxy vote is cast in the best interests of the Fund. When a potential material conflict of interest has been identified, the proxy administrator and a subgroup of proxy committee members (composed of a member from the Investment Department and one or more members from the Legal, Compliance or Risk Management Departments) will evaluate the potential conflict of interest and determine whether such conflict actually exists, and if so, will recommend how JPMIM will vote the proxy. In addressing any material conflict, JPMIM may take one or more of the following measures (or other appropriate action): removing or "walling off" from the proxy-voting process certain JPMIM personnel with knowledge of the conflict, voting in accordance with any applicable Guideline if the application of the Guideline would objectively result in the casting of a proxy vote in a predetermined manner, or deferring the vote to the ISS, which will vote in accordance with its own recommendation.

The following summarizes some of the more noteworthy types of proxy-voting policies of the U.S. Guidelines:

- JPMIM considers votes on director nominees on a case-by-case basis. Votes generally will be withheld from directors who: (a) attend less than 75% of board and committee meetings without a valid excuse; (b) implement or renew a dead-hand poison pill; (c) are affiliated directors who serve on audit, compensation or nominating committees or are affiliated directors and the full board serves on such committees or the company does not have such committees; or (d) ignore a shareholder proposal that is approved for two consecutive years by a majority of either the shares outstanding or the votes cast.

- JPMIM votes proposals to classify Boards on a case-by-case basis, but will vote in favor of such proposal if the issuer's governing documents contain each of eight enumerated safeguards (for example, a majority of the board is composed of independent directors and the nominating committee is composed solely of such directors).

- JPMIM also considers management poison pill proposals on a case-by-case basis, looking for shareholder-friendly provisions before voting in favor.

- JPMIM votes against proposals for a super-majority vote to approve a merger.

- JPMIM considers proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan on a case-by-case basis, taking into account the extent of dilution and whether the transaction will result in a change in control.

- JPMIM votes proposals on a stock option plan, based primarily on a detailed, quantitative analysis that takes into account factors such as estimated dilution to shareholders' equity and dilution to voting power. JPMIM generally considers other management compensation proposals on a case-by-case basis.

- JPMIM also considers on a case-by-case basis proposals to change an issuer's state of incorporation, mergers and acquisitions and other corporate restructuring proposals and certain social and environmental issue proposals.

EARNEST PARTNERS, LLC. The best interest of advisory accounts ("accounts") shall be the sole consideration when voting proxies of portfolio companies. Each proxy issue shall receive individual consideration based on all the relevant facts and circumstances. As a general rule, EARNEST Partners, LLC ("EARNEST Partners") shall vote against any actions which would reduce the rights or options of shareholders, reduce shareholder influence over the board of directors and management, reduce the alignment of interests between management and shareholders, or reduce the value of shareholders' investments. Following is a partial list of issues that require special attention: classified boards, change of state of incorporation, poison pills, unequal voting rights plans, provisions requiring supermajority approval of a merger, executive severance agreements, provisions limiting shareholder rights.

In addition to the foregoing, the following shall be adhered to unless EARNEST Partners is instructed otherwise in writing with respect to an advisory account:

- EARNEST Partners shall not actively engage in conduct that involves an attempt to change or influence the control of a portfolio company.

- EARNEST Partners will not announce its voting intentions and the reasons therefor.

- EARNEST Partners shall not participate in a proxy solicitation or otherwise seek proxy voting authority from any other portfolio company shareholder.

- EARNEST Partners shall not act in concert with any other portfolio company shareholders in connection with any proxy issue or other activity involving the control or management of a portfolio company.

- All communications with portfolio companies or fellow shareholders shall be for the sole purpose of expressing and discussing Earnest Partners' concerns for its advisory accounts interests and not for an attempt to influence the control of management.

EARNEST Partners has designated a Proxy Director. The Proxy Director shall consider every issue presented on every portfolio company proxy. Proxy issues presented to the Proxy Director will be voted in accordance with the judgment of the Proxy Director, taking into account the general policies outlined above. In the case where EARNEST Partners has a material conflict of interest with an advisory account, the Proxy Director will utilize the services of outside professionals (such as Institutional Shareholder Services) to assist its analysis of voting issues and actual voting of proxies to ensure that a decision to vote the proxies was based on an advisory accounts best interest and was not the product of a conflict. The circumstances underlying each proxy issue will be given careful individual attention. The Proxy Director will also use all available resources, including proxy evaluation services, to assist in the analysis of proxy issues.

J. & W. SELIGMAN & CO. INCORPORATED. Under the supervision of J. & W. Seligman & Co. Incorporated ("Seligman"), one or more independent third parties votes proxies of portfolio companies based on Seligman's criteria of what is in the best financial interests of each advisory account. In the case of social and political responsibility issues, which do not involve financial considerations, it is not possible to fairly represent the diverse views of Seligman's advisory accounts and, thus, Seligman's policy generally is to abstain from voting on these issues, unless an advisory account has provided other instructions. Notwithstanding the above, proposals seeking disclosure of certain matters relating to social and political issues may be supported if such disclosure is not deemed to be unduly burdensome.

THE PROXY VOTING PROCESS. Proxies for securities held in the advisory account's portfolios will be received, processed and voted by one or more independent third parties under the supervision of Seligman pursuant to guidelines (the "Seligman Guidelines") established by Seligman's Proxy Voting Committee (the "Committee"). A brief description of the Seligman Guidelines can be found below.

The Committee was established to set policy and the Seligman Guidelines, to consider new corporate governance issues as they arise, to assist in determining how Seligman will respond to such issues and to provide oversight of the proxy voting process. The Committee is chaired by Seligman's Chief Investment Officer and includes Seligman's General Counsel and Chief Financial Officer.

Seligman subscribes to a service offered by an independent third party which assists in the tracking, voting and recordkeeping of proxies and provides research on the proposals to be acted upon at shareholder meetings of most of the companies for which securities are held.

CONFLICTS OF INTERESTS. Seligman's Chief Compliance Officer maintains a Proxy Watch List, which contains the names of those companies that may present the potential for conflict in the voting process with Seligman or its affiliates. For example, the Proxy Watch List will include those portfolio companies for which Seligman separately manages assets in private accounts or which are significant distributors of Seligman's products and services. As described below, proxy voting for these companies will be subject to a higher level of consideration.

DEVIATIONS FROM SELIGMAN GUIDELINES AND SPECIAL SITUATIONS. Seligman recognizes that it may not always be in the best interest of its advisory accounts to vote in accordance with the Seligman Guidelines on a particular issue and that certain situations require a deviation from the Seligman Guidelines. Seligman's policies require a member of the Committee to approve any deviation from the Seligman Guidelines. Furthermore, a majority of the Committee's members must approve any deviation of the Guidelines for issuers included on the Proxy Watch List.

Similarly, one member of the Committee must approve the voting decision for proposals of a unique nature requiring a case-by-case analysis. A majority of the Committee's members must approve the voting decision for such proposals if the issuer is included on the Proxy Watch List by. Seligman may consider the views of the management of a portfolio company, as well as the view of Seligman's investment professionals when analyzing potential deviations from the Seligman Guidelines and for those proposals requiring a case-by-case evaluation.

SELIGMAN GUIDELINES SUMMARY. The Seligman Guidelines are briefly described as follows:

1. Seligman votes with the recommendations of a company's board of directors on general corporate governance issues such as changing the company's name, ratifying the appointment of auditors and procedural matters relating to shareholder meetings.

2. Seligman opposes, and supports the elimination of, anti-takeover proposals, including those relating to classified boards, supermajority votes, poison pills, issuance of blank check preferred and establishment of classes with disparate voting rights.

3. Seligman abstains from voting on issues relating to social and/or political responsibility, except for matters relating to disclosure issues if not deemed unduly burdensome for the company (e.g., political contributions).

4. Seligman votes for stock option plans, increases in the number of shares under existing stock option plans and other amendments to the terms of such plans; provided, that the overall dilution of all active stock option plans does not exceed 10% on a fully diluted basis and are otherwise considered to align the interest of the company with those of shareholders, e.g., all such plans must specifically prohibit repricing.

5. Seligman generally votes with the recommendations of a company's board of directors on other matters relating to executive compensation, unless considered excessive.

6. Seligman will withhold voting for the entire board of directors (or individual directors, as the case may be) if: (a) less than 75% of the board is independent; (b) the board has a nominating or compensation committee of which less than 75% of its members are independent; (c) the board has recommended shareholders vote for an anti-takeover device which Seligman votes against; or
(d) the board has recommended a matter relating to a stock option plan or stock purchase plan which Seligman votes against.

7. Seligman will vote for proposals relating to the authorization of additional common stock up to 5 times that currently outstanding.

8. Seligman will vote for proposals to effect stock splits.

9. Seligman will vote for proposals authorizing share repurchase programs.

10. Seligman will vote against authorization to transact unidentified business at the meeting.

11. Acquisitions, mergers, reorganizations, reincorporations and other similar transactions will be voted on a case-by-case basis.

12. Proposals to amend a company's charter or by-laws (other than as identified above) will be voted on a case-by-case basis.

13. Seligman will vote against all proposals where the company did not provide adequate information to make a decision.

14. Seligman abstains from voting shares which have recently been sold or for which information was not received on a timely basis.

BLACKROCK ADVISORS, INC. ("BLACKROCK"). BlackRock's Proxy Voting Policy reflects its duty as a fiduciary under the Advisers Act to vote proxies in the best interests of its clients. BlackRock has adopted its own proxy voting policies (the "Proxy Voting Policy") to be used in voting the Fund's proxies, which are summarized below.

BlackRock recognizes that implicit in the initial decision to retain or invest in the security of a corporation is acceptance of its existing corporate ownership structure, its management, and its operations. Accordingly, proxy proposals that would change the existing status of a corporation are supported only when BlackRock concludes that the proposed changes are likely to benefit the corporation and its shareholders. Notwithstanding this favorable predisposition, BlackRock assesses management on an ongoing basis both in terms of its business capability and its dedication to shareholders to seek to ensure that BlackRock's continued confidence remains warranted. If BlackRock determines that management is acting on its own behalf instead of for the well being of the corporation, it will vote to support the shareholder, unless BlackRock determines other mitigating circumstances are present.

BlackRock's proxy voting policy and its attendant recommendations attempt to generalize a complex subject. Specific fact situations, including differing voting practices in jurisdictions outside the United States, might warrant departure from these guidelines. In such instances, BlackRock will consider the facts it believes are relevant, and if it votes contrary to these guidelines it will record the reasons for this contrary vote. With respect to voting proxies of

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non-U.S. companies, a number of logistical problems may arise that may have a detrimental effect on BlackRock's ability to vote such proxies in the best interests of the Funds. Accordingly, BlackRock may determine not to vote proxies if it believes that the restrictions or other detriments associated with such vote outweigh the benefits that will be derived by voting on the company's proposal.

Additionally, situations may arise that involve an actual or perceived conflict of interest. For example, BlackRock may manage assets of a pension plan of a company whose management is soliciting proxies, or a BlackRock employee may have a close relative who serves as a director or executive of a company that is soliciting proxies. BlackRock's policy in all cases is to vote proxies based on its clients' best interests.

BlackRock has engaged Institutional Shareholder Services ("ISS") to assist it in the voting of proxies. ISS analyzes all proxy solicitations BlackRock receives for its clients and advises BlackRock how, based upon BlackRock's guidelines, the relevant votes should be cast.

Below is a summary of some of the procedures described in the Proxy Voting
Policy.

     ROUTINE MATTERS. BlackRock will generally support routine proxy proposals, amendments, or resolutions if they do not measurably change the structure, management control, or operation of the issuer and they are consistent with industry standards as well as the corporate laws of the state of incorporation of the issuer. However, BlackRock will withhold its vote for a nominee to the board who failed to attend at least 75% of the board meetings in the previous year without a valid reason, and will withhold its vote for all nominees if (1) since the last annual meeting of shareholders and without shareholder approval, the board or its compensation committee has repriced underwater options; or (2) within the last year, shareholders approved by majority vote a resolution recommending that the board rescind a "poison pill" and the board has failed to take responsive action to that resolution. BlackRock evaluates a contested election of directors on a case-by-case basis.

     SOCIAL ISSUES. If BlackRock has determined that management is generally socially responsible, it will generally vote against social issue proposals, which are generally proposed by shareholders who believe that the corporation's internally adopted policies are ill-advised or misguided.

     FINANCIAL/CORPORATE ISSUES. BlackRock will generally vote in favor of proposals that seek to change a corporation's legal, business or financial structure provided the position of current shareholders is preserved or enhanced.

     SHAREHOLDER RIGHTS. Proposals in this category are made regularly both by management and shareholders. They can be generalized as involving issues that transfer or realign board or shareholder voting power. BlackRock will generally oppose any proposal aimed solely at thwarting potential takeover offers by requiring, for example, super-majority approval. At the same time it believes stability and continuity promote profitability. Individual proposals may have to be carefully assessed in the context of their particular circumstances.

UBS GLOBAL ASSET MANAGEMENT (AMERICAS ) INC. UBS Global Asset Management (Americas) Inc.'s ("UBS Global AM") proxy voting policy is based on the belief that voting rights have economic value and must be treated accordingly. Generally, UBS Global AM expects the boards of directors of companies issuing securities held in advisory accounts to act as stewards of the financial assets of the company, to exercise good judgment and practice diligent oversight with the management of the company. While there is no absolute set of rules that determine appropriate corporate governance under all circumstances and no set of rules will guarantee ethical behavior, there are certain benchmarks, which, if substantial progress is made toward, give evidence of good corporate governance. UBS Global AM may delegate to an independent proxy voting and research service the authority to exercise the voting rights associated with certain advisory account holdings. Any such delegation shall be made with the direction that the votes be exercised in accordance with the UBS Global AM proxy voting policies.

When UBS Global AM's view of a company's management is favorable, it generally supports current management initiatives. However, when its view is that changes to the management structure would probably increase shareholder value, it may not support existing management proposals. In general, UBS Global AM: (1) opposes proposals which act to entrench management; (2) believes that boards should be independent of company management and composed of persons with requisite skills, knowledge and experience; (3) opposes structures which impose financial constraints on changes in control; (4) believes remuneration should be commensurate with responsibilities and performance and (5) believes that appropriate steps should be taken to ensure the independence of the registered public accounting firm.

UBS Global AM has implemented procedures designed to identify whether it has a conflict of interest in voting a particular proxy proposal, which may arise as a result of its or its affiliates' client relationships, marketing efforts or banking, investment banking and broker-dealer activities. To address such conflicts, UBS Global AM has imposed information barriers between it and its affiliates who conduct banking, investment banking and broker-dealer activities and has implemented procedures to prevent business, sales and marketing issues from influencing its proxy vote. Whenever UBS Global AM is aware of a conflict with respect to a particular proxy, the appropriate local corporate governance committee is required to review and agree to the manner in which such proxy is voted.

OBERWEIS ASSET MANAGEMENT, INC. Oberweis Asset Management, Inc. ("Oberweis") has established Proxy Voting Policies and Procedures setting forth the general principles used to determine how Oberweis votes proxies on securities in client accounts, including the Multi-Manager Small Cap Growth Fund, for which Oberweis has proxy voting authority, including the mutual fund to which it serves as investment adviser. Oberweis' general policy is to vote proxies in the best economic interests of clients. The principles which guide the voting policy of Oberweis are maximizing the value of client assets and promoting the rights of clients as beneficial owners of the companies in whose securities they invest. Oberweis' investment strategies are predicated on the belief that the quality of management is often the key to ultimate success or failure of a business. Because Oberweis generally makes investments in companies in which Oberweis has confidence in the management, proxies generally are voted in accord with management's recommendation. Oberweis may vote a proxy in a manner contrary to management's recommendation if, in the judgment of Oberweis, the proposal would not enhance shareholder value.

Oberweis has retained Institutional Shareholder Services ("ISS"), a proxy voting and consulting firm, to receive proxy voting statements, provide information and research, make proxy vote recommendations, and handle various administrative functions associated with the voting of client proxies. While ISS makes the proxy voting recommendations, Oberweis retains the ultimate authority on how to vote.

Oberweis' Proxy Voting Policies and Procedures describe how Oberweis addresses conflicts of interest between Oberweis and its clients, including Fund shareholders, with respect to proxy voting decisions. If Oberweis determines that, through reasonable inquiry or otherwise, an issue raises a potential material conflict of interest, Oberweis will follow the recommendations of ISS except as follows. If Oberweis and/or the Proxy Committee believes that it would be in the interest of Oberweis' clients to vote a proxy other than according to the recommendation of ISS, the Proxy Committee will prepare a report that (1) describes the conflict of interest; (2) discusses procedures used to address such conflict of interest; and (3) confirms that the recommendation was made solely on the investment merits and without regard to any other consideration.

FIRST QUADRANT, L.P. First Quadrant, L.P.'s ("First Quadrant") written policies and procedures are designed to reasonably ensure that First Quadrant, L.P. votes proxies in the best interest of clients for whom First Quadrant has voting authority and describe how the adviser addresses material conflicts between its interests and those of its clients with respect to proxy voting.

First Quadrant utilizes the services of an independent outside proxy service, Institutional Shareholder Services ("ISS"), to act as agent for the proxy process, to maintain records on proxy voting for our clients, and to provide independent research on corporate governance, proxy, and corporate responsibility issues.

First Quadrant maintains a Proxy Committee (the "Committee"), made up of senior members of management, which is responsible for deciding what is in the best interests of each client when determining how proxies are voted. First Quadrant defines the best interest of a client to mean the best economic interest of the holders of the same or similar securities of the issuer held in the client's account. The Committee meets at least annually to review, approve, and adopt as First Quadrant's own policies, ISS proxy voting policies. Any changes to the ISS voting policies must be reviewed, approved, and adopted by the Committee at the time the changes occur. A copy of First Quadrant's proxy voting policies is available upon request to the individual noted below under How to Obtain Voting Information. Because circumstances differ between clients, some clients contractually reserve the right to vote their own proxies or contractually may direct First Quadrant to vote certain of their proxies in a specific manner, in which case the Committee will assume the responsibility for voting the proxies in accordance with the client's desires.

First Quadrant's portfolio management group also monitors corporate actions, ensuring notifications from custodians and/or information from Bloomberg or other electronic surveillance systems is recorded in our portfolio management and accounting systems.

VOTING CLIENT PROXIES

When a new portfolio is opened where First Quadrant is responsible for voting proxies, a letter is sent to the custodian informing them that ISS will act as First Quadrant's proxy voting agent and advising them to forward all proxy material pertaining to the portfolio to ISS for execution. Additionally, on a quarterly basis, First Quadrant provides ISS with a list of the portfolios for which First Quadrant holds voting authority. ISS, as proxy voting agent for First Quadrant, is responsible for analyzing and voting each proxy, maintaining records of proxy statements received and votes cast, and providing reports to First Quadrant, upon request, concerning how proxies were voted for a client. First Quadrant's Client Service Dept. is responsible for: setting up new portfolios; determining which portfolios First Quadrant has proxy voting responsibilities; ensuring the custodians and ISS are appropriately notified; receiving and forwarding to the Committee and ultimately ISS, any direction received from a client to vote a proxy in a specific manner; and maintaining client documentation and any communications received by First Quadrant related to proxy voting, including records of all communications received from clients requesting information on how their proxies were voted and First Quadrant's responses.

CONFLICTS OF INTEREST

The adoption of the ISS proxy voting policies provides pre-determined policies for voting proxies and thereby removes any conflict of interest that could affect the outcome of a vote. The intent of this policy is to remove any discretion that First Quadrant may have to interpret what is in the best interest of any client or how to vote proxies in cases where First Quadrant has a material conflict of interest or the appearance of a material conflict of interest. Although, no situation under normal circumstances is expected where First Quadrant will retain discretion from ISS, the Committee will monitor any situation where First Quadrant has any discretion to interpret or vote and will confirm delegation to ISS if First Quadrant has a material conflict of interest.

VAUGHAN NELSON INVESTMENT MANAGEMENT, L.P. Vaughan Nelson Investment Management, L.P. (Vaughan Nelson") undertakes to vote all client proxies in a manner reasonably expected to ensure the client's best interest is upheld and in a manner that does not subrogate the client's best interest to that of the firm's in instances where a material conflict exists.

APPROACH

Vaughan Nelson has created a Proxy Voting Guideline ("Guideline") believed to be in the best interest of clients relating to common and recurring issues found within proxy voting material. The Guideline is the work product of Vaughan Nelson's Investment Committee and it considers the nature of the firm's business, the types of securities being managed and other sources of information including, but not limited to, research provided by an independent research firm (Institutional Shareholder Services), internal research, published information on corporate governance and experience. The Guideline helps to ensure voting consistency on issues common amongst issuers and to serve as evidence that a vote was not the product of a conflict of interest but rather a vote in accordance with a pre-determined policy. However, in many recurring and common proxy issues a "blanket voting approach" cannot be applied. In these instances the Guideline indicates that such issues will be addressed on a case-by-case basis in consultation with a portfolio manager to determine how to vote the issue in the clients best interest.

Vaughan Nelson, in executing their duty to vote proxies may encounter a material conflict of interest. Vaughan Nelson does not envision a large number of situations where a conflict of interest would exist, if any, given the nature of Vaughan Nelson's business, client base, relationships, the types of securities managed and the fact Vaughan Nelson is not affiliated with an investment banking or similar firm. Notwithstanding, if a conflict of interest arises Vaughan Nelson will undertake to vote the proxy or proxy issue in the client's continued best interest. This will be accomplished by either casting the vote in accordance with the Guideline, if the application of such policy to the issue at hand involves little discretion on Vaughan Nelson's part, or casting the vote as indicated by Institutional Shareholder Services, "ISS", (a third-party research firm independent to Vaughan Nelson).

Finally, there may be circumstances or situations that may preclude or limit the manner in which a proxy is voted. These may include: 1) Mutual funds - whereby voting may be controlled by restrictions within the fund or the actions of authorized persons, 2) International Securities - whereby the perceived benefit of voting an international proxy does not outweigh the anticipated costs of doing so, 3) New Accounts - instances where security holdings assumed will be sold in the near term thereby limiting any benefit to be obtained by a vote of proxy material, or 4) Unsupervised Securities - where the firm does not have a basis on which to offer advice.

In summary, Vaughan Nelson's goal is to vote proxy material in a manner that Vaughan Nelson believes will assist in maximizing the value of a portfolio.

Vaughan Nelson's procedures in practice involve forwarding a listing of client holdings to ISS each day in order to assist with identifying upcoming proxy votes. Vaughan Nelson arranges for the custodians associated with each client to forward all client proxy forms to ISS. Once a "proxy analysis" is received from ISS the individual issues are matched to the Vaughan Nelson Proxy Voting Guideline. Areas not covered by the Guideline (such as votes on mergers/acquisitions) are routed to the portfolio manager for vote indications. Completed proxy analyses are voted electronically through an interface with ISS who then completes the actual proxy vote on Vaughan Nelson's behalf. All analyses with vote indications are retained. Reports concerning votes made on behalf of an account are accessible through ISS.

In accordance with regulations of the SEC, the Funds' proxy voting records for the 12-month period ended June 30, 2005 are on file with the SEC and are available on the Funds' website at www.jpmorganfunds.com.

                          PORTFOLIO HOLDINGS DISCLOSURE

As described in the Prospectus and pursuant to the Funds' portfolio holdings disclosure policy, no sooner than 30 days after month end, a Fund will make available to the public, upon request to JPMorgan Funds Services
(1-800-480-4111), an uncertified complete schedule of its portfolio holdings as of the last day of that prior month.

The Funds' publicly available uncertified complete list of portfolio holdings information, as described above, may also be provided regularly pursuant to a standing request, such as on a monthly or quarterly basis, to (i) third party service providers, rating and ranking agencies, financial intermediaries, and affiliated persons of the Funds and (ii) clients of the Adviser or its affiliates that invest in the Funds or such clients' consultants. No compensation or other consideration is received by the Funds or the Adviser, or any other person for these disclosures. A list of the entities that receive the Funds' portfolio holdings information on such basis, the frequency with which it is provided to them and the length of the lag between the date of the information and the date it is disclosed is provided below:

                                  FREQUENCY          LAG PERIOD
                                  -----------------------------------
Vickers Stock Research Corp.       Monthly    30 days after Month-end
MorningStar Inc.                   Monthly    30 days after Month-end
Lipper, Inc.                       Monthly    30 days after Month-end
Thomson Financial                  Monthly    30 days after Month-end
Bloomberg LP                       Monthly    30 days after Month-end
JPMorgan Private Bank / JPMorgan
   Private Client Services         Monthly    30 days after Month-end


In addition, certain service providers to the Funds or the Adviser, Administrator, Shareholder Servicing Agent or Distributor may for legitimate business purposes receive the Funds' portfolio holdings information earlier than 30 days after month end, such as sub-advisers, rating and ranking agencies, pricing services, proxy voting service providers, accountants, attorneys, custodians, securities lending agents, brokers in connection with Fund transactions and in providing pricing quotations and transfer agents. When a Fund redeems a shareholder in kind, the shareholder generally receives its proportionate share of the Fund's portfolio holdings and, therefore, the shareholder and its agent may receive such information earlier than 30 days after month end. Such holdings are released on conditions of confidentiality, which include appropriate trading prohibitions. "Conditions of confidentiality" include confidentiality terms included in written agreements, implied by the nature of the relationship (e.g., attorney-client relationship), or required by fiduciary or regulatory principles (e.g., custody services provided by financial institutions). Disclosure of a Fund's portfolio securities as an exception to the Funds' normal business practice requires the business unit proposing such exception to identify a legitimate business purpose for the disclosure and submit the proposal to the Fund's Treasurer for approval following business and compliance review. Additionally, no compensation or other consideration is received by a Fund or the Adviser, or any other person for these disclosures. The Funds' Trustees will review annually a list of such entities that have received such information, the frequency of such disclosures and the business purpose therefor. These procedures are designed to address conflicts of interest between the Funds' shareholders on the one hand and the Fund's Adviser or any affiliated person of the Fund or such entities on the other hand by creating a structured review and approval process which seeks to ensure that disclosure of information about the Fund's portfolio securities is in the best interests of the Fund's shareholders. There can be no assurance, however that a Fund's policies and procedures with respect to the disclosure of portfolio holdings information will prevent the misuse of such information by individuals or firms in possession of such information.

Portfolio holdings of each Fund will be disclosed on a quarterly basis on forms required to be filed with the SEC as follows: (i) portfolio holdings as of the end of each fiscal year will be filed as part of the annual report filed on Form N-CSR; (ii) portfolio holdings as of the end of the first and third fiscal quarters will be filed on Form N-Q; and (iii) portfolio holdings as of the end of the six month period will be filed as part of the semi-annual report filed on Form N-CSR. The Trusts' Form N-CSRs and Form N-Qs will be available on the Funds' website at www.jpmorganfunds.com and on the SEC website at www.sec.gov.

The Funds' top ten holdings, top five holdings that contributed to Fund performance and top five holdings that detracted form Fund performance are also posted on www.jpmorganfunds.com no sooner than 15 days after the end of each month. One day after this information has been made available to the public by means of posting on that website, it may also be included in other advertising and marketing material concerning the Funds.

Finally, the Funds release information concerning any and all portfolio holdings when required by law. Such releases may include providing information concerning holdings of a specific security to the issuer of such security.

                           THE ADVISER AND SUBADVISERS

The Trust has retained the Adviser as investment adviser to provide investment advice and portfolio management services to the Funds, pursuant to an advisory agreement (the "Advisory Agreement"). Under the Advisory Agreement, and except as delegated to one or more subadvisers (each, a "Subadviser" and collectively, the "Subadvisers"), the Adviser manages the investment of the assets of each Fund and obtains and evaluates economic, statistical and financial information to formulate and implement investment policies for each Fund. Any investment program undertaken by the Adviser will at all times be subject to the policies and control of the Trustees. The Adviser also provides certain administrative services to each Fund.

The Advisory Agreement provides that the Adviser shall not be protected against any liability to the Trust or Funds' shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

Effective October 1, 2003, JPMIM became a wholly-owned subsidiary of J.P. Morgan Fleming Asset Management Holdings, Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (formerly known as J.P. Morgan Chase & Co.) ("JPMorgan Chase"). Prior to October 1, 2003 JPMIM was a wholly-owned subsidiary of JPMorgan Chase. JPMIM is a registered investment adviser under the Investment Advisers Act of 1940, as amended. JPMIM acts as investment adviser to individuals, governments, corporations, employee benefit plans, labor unions and state and local governments, mutual funds and other institutional investors. JPMIM is located at 245 Park Avenue, New York, NY 10167.

Certain of the assets of employee benefit accounts under the Adviser's management are invested in commingled pension trust funds for which JPMorgan Chase Bank, N.A. ("JPMorgan Chase Bank") serves as trustee.

Under separate agreements, JPMorgan Chase Bank, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services, Inc.) ("JPMFM"), and JPMDS provide certain financial, fund accounting, recordkeeping and administrative services to the Trust and the Funds and shareholder services for the Trust. JPMDS is the shareholder servicing agent and distributor for the Funds. JPMorgan Chase Bank, JPMFM and JPMDS are each affiliates of the Adviser. See the "Custodian," "Administrator," "Shareholder Servicing Agents" and "Distributor" sections.

JPMorgan Chase, a bank holding company organized under the laws of the State of Delaware, was formed from the merger of J.P. Morgan & Co. Incorporated with and into The Chase Manhattan Corporation. JPMorgan Chase has a long history of offering a wide range of banking and investment services to customers throughout the United States and the world. The firm, through its predecessor companies, has been in business for over a century.

The investment advisory services the Adviser provides to the Funds are not exclusive under the terms of the Advisory Agreement. The Adviser is free to and does render similar investment advisory services to others. The Adviser serves as investment adviser to personal investors and other investment companies and acts as fiduciary for trusts, estates and employee benefit plans. Certain of the assets of trusts and estates under management are invested in common trust funds for which the Adviser serves as trustee. The accounts which are managed or advised by the Adviser have varying investment objectives, and the Adviser invests assets of such accounts in investments substantially similar to, or the same as, those which are expected to constitute the principal investments of the Funds. Such accounts are supervised by employees of the Adviser who may also be acting in similar capacities for the Funds. See the "Potential Conflicts of Interest" section.

As compensation for the services rendered and related expenses such as salaries of advisory personnel borne by the Adviser under the Advisory Agreement, each Fund has agreed to pay the Adviser a fee, which is computed daily and may be paid monthly, equal to a percentage of the Fund's average daily net assets specified in the Multi-Manager Funds Prospectus. The Adviser may voluntarily agree to waive a portion of the fees payable to it on a month-to-month basis.

The table below sets forth for each Fund listed the investment advisory fees paid or accrued by each Fund to JPMIM (waived amounts are in parentheses), with respect to the fiscal period indicated (amounts in thousands):

                                        FISCAL PERIOD ENDED
                                      FROM FEBRUARY 28, 2003
                                              THROUGH          FISCAL YEAR ENDED   FISCAL YEAR ENDED
                                        DECEMBER 31, 2003*     DECEMBER 31, 2004   DECEMBER 31, 2005
                                          PAID/                  PAID/               PAID/
           FUND                          ACCRUED   WAIVED       ACCRUED   WAIVED    ACCRUED   WAIVED
----------------------------------------------------------------------------------------------------
Multi-Manager Small Cap Growth Fund        $934      N/A         2,108      N/A      2,312      N/A
Multi-Manager Small Cap Value Fund         $929      N/A         2,503      N/A      3,288      N/A

*    The Multi-Manager Funds commenced operations on 2/28/03.

BlackRock Advisors, Inc. ("BlackRock"), J.& W. Seligman & Co. Incorporated ("Seligman"), UBS Global Asset Management (Americas) Inc. ("UBS Global AM") and Oberweis Asset Management, Inc. ("Oberweis") have been engaged by the Adviser to serve as the Subadvisers of their respective portion of the Multi-Manager Small Cap Growth Fund. EARNEST Partners, LLC ("EARNEST"), First Quadrant, L.P. ("First Quadrant") and Vaughan Nelson Investment Management, L.P. ("Vaughan Nelson") have been engaged by the Adviser to serve as the Subadvisers of the Multi-Manager Small Cap Value Fund. The Adviser also advises a portion of the Multi-Manager Small Cap Value Fund directly.

Each of the Subadvisers is independent of the Adviser and discharges its responsibilities subject to the policies of the Trustees and the supervision of the Adviser, which pays the Subadvisers' fees. BlackRock is a majority owned indirect subsidiary of The PNC Financial Services Group, Inc. ("PNC"). As of December 31, 2005, PNC indirectly owned approximately 71% of BlackRock. BlackRock is headquartered in New York City and has offices in Boston, Chicago, Edinburgh, Florham Park,Hong Kong, Munich, San Francisco, Singapore, Sydney, Tokyo and Wilmington. Seligman is owned by William C. Morris and key employees. William C. Morris, chairman and director of Seligman, owns at least 50% of Seligman's voting stock. UBS Global AM, a registered investment adviser, is an indirect wholly-owned subsidiary of UBS AG. UBS Global AM is a member of the UBS Global Asset Management business group of UBS AG. UBS AG is an internationally diversified organization headquartered in Zurich, Switzerland, with operations in many areas of the financial services industry. EARNEST is wholly owned by EARNEST Holdings, LLC. Oberweis, located at 3333 Warenville Road, Suite 500, Lisle, Illinois 60532, is a boutique investment firm that focuses on investments in rapidly growing companies. Established in 1989, Oberweis provides investment advice to funds, institutions and individual investors on a broad range of investment products. James W. Oberweis is the President and a director and controlling shareholder of Oberweis. First Quadrant, L.P., a SEC-registered investment advisor, was founded in 1988 and is headquartered in Pasadena, California. In March 1996, the Firm was acquired by Affiliated Managers Group, a publicly traded holding company (NYSE: AMG). As of January 1, 2006 AMG holds a 50.8% general partner interest in First Quadrant L.P., while the limited partners controlled the remaining 49.2% interest. Vaughan Nelson, founded in 1970, is a wholly-owned subsidiary of IXIS Asset Management US Group, L.P. and is located at 600 Travis Street, Suite 6300, Houston, Texas 77002. IXIS Asset Management US Group, L.P. owns, in addition to Vaughan Nelson, a number of asset management, distribution and service entities, and itself is part of IXIS Asset Management Group, an international asset management group based in Paris, France.

The allocation of the assets of the Multi-Manager Small Cap Growth Fund among BlackRock, Seligman, UBS Global AM and Oberweis and the allocation of the assets of the Multi-Manager Small Cap Value Fund among EARNEST, First Quadrant, Vaughan Nelson and JPMIM will be determined by the Adviser, subject to the review of the Trustees, in the best interests of a Fund and its shareholders. The Trust expects that differences in investment returns among the portions of a Fund managed by different Subadvisers will cause the actual percentage of a Fund's assets managed by each Subadviser to vary over time. In general, a Fund's assets once allocated to one Subadviser will not be reallocated (or "rebalanced") to another Subadviser of the Fund. However, the Adviser reserves the right, subject to the review of the Board, to reallocate assets from one Subadviser to another when deemed in the best interests of a Fund and its shareholders including when the assets managed by a Subadviser exceed that portion managed by any other Subadviser to the Fund. In some instances, where a reallocation results in any rebalancing of the Fund from a previous allocation, the effect of the reallocation will be to shift assets from a better performing Subadviser to a portion of the Fund with a relatively lower total return.

Each Subadviser is paid monthly by the Adviser a fee equal to a percentage of the average daily net assets of the Fund allocated to the Subadviser. The aggregate annual rates of the fees payable by the Adviser to the Subadvisers for each Subadviser's portion of the respective Fund is as follows, expressed as a percentage of the average daily net assets of each Subadviser's portion of the respective Fund: Multi-Manager Small Cap Growth Fund, 0.55% and Multi-Manager Small Cap Value Fund, 0.55%.

The subadvisory agreements entered into by the Adviser with the Subadvisers, other than the subadvisory agreements with Oberweis, BlackRock, First Quadrant and Vaughan Nelson (the "Initial Subadvisory Agreements") were approved by the Trustees, including a majority of the Trustees who are not parties to the Subadvisory Agreements or "interested persons," as defined in the 1940 Act, of any such party (the "Disinterested Trustees"), on January 21, 2003, and by the sole initial shareholder of each Fund on February 14, 2003, and became effective on February 21, 2003.

On July 27, 2005 the Board of Trustees, including a majority of the Disinterested Trustees, approved a subadvisory agreement between the Adviser and each of First Quadrant (the "First Quadrant Subadvisory Agreement") and Vaughan Nelson (the "Vaughan Nelson Subadvisory Agreement"). On October 14, 2005, shareholders of record of the JPMorgan Multi-Manager Small Cap Value Fund as of July 29, 2005, approved the First Quadrant and the Vaughan Nelson Subadvisory Agreements.

On December 8, 2004 the Board of Trustees, including a majority of the Disinterested Trustees, approved an interim subadvisory agreement with BlackRock which became effective upon the closing of the acquisition by BlackRock of State Street Research & Management Company ("State Street Research") as part of the sale of the asset management business by State Street Research's parent company, Metlife, Inc. On May 20, 2005, shareholders of record of the Multi-Manager Small Cap Growth Fund as of March 14, 2005 approved a subadvisory agreement between the Adviser and BlackRock.

On September 7, 2004 the Board of Trustees, including a majority of the Disinterested Trustees, approved a subadvisory agreement between the Adviser and Oberweis (the "Oberweis Subadvisory Agreement"). On December 15, 2004 shareholders of record of the Multi-Manager Small Cap Growth Fund as of September 24, 2004 approved the Oberweis Subadvisory Agreement.

The Initial Subadvisory Agreements and the Oberweis, BlackRock, First Quadrant and Vaughan Nelson Subadvisory Agreements (together the "Subadvisory Agreements") will continue in effect for a period of two years from the date of their execution, unless terminated sooner. They may be renewed from year to year thereafter, so long as continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act. The Subadvisory Agreements provide that they will terminate in the event of an "assignment" (as defined in the 1940 Act), and may be terminated without penalty at any time by either party upon 60 days written notice, or upon termination of the Advisory Agreement. Under the terms of the Subadvisory Agreements, no Subadviser is liable to the Adviser, the Funds, or their shareholders, for any error of judgment or mistake of law or for any losses sustained by the Adviser, the Funds or their shareholders, except in the case of such Subadviser's willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties under the Subadvisory Agreement.

The Adviser may terminate any agreement with a Subadviser without shareholder approval. Moreover, the Funds and the Adviser have applied for an exemptive order from the SEC that permits the Adviser, subject to certain conditions, to enter into agreements relating to the Funds with Subadvisers to which it is not "affiliated", as defined in the 1940 Act ("Unaffiliated Subadvisers") approved by the Board of Trustees without obtaining shareholder approval. The exemptive order also permits the Adviser, subject to the approval of the Board but without shareholder approval, to employ new Unaffiliated Subadvisers for the funds or other funds which the Trust may establish in the future, change the terms of particular agreements with Unaffiliated Subadvisers or continue the employment of existing Unaffiliated Subdvisers after events that would otherwise cause an automatic termination of a subadvisory agreement. Shareholders will be notified of any Subadviser changes.

                               PORTFOLIO MANAGERS

OTHER ACCOUNTS MANAGED (As of December 31, 2005)

The following table shows information regarding all of the other accounts managed by each portfolio manager as of December 31, 2005

                                              REGISTERED                   OTHER POOLED
                                         INVESTMENT COMPANIES           INVESTMENT VEHICLES               OTHER ACCOUNTS
                                       NUMBER                         NUMBER                        NUMBER
                                    OF ACCOUNTS    TOTAL ASSETS    OF ACCOUNTS  TOTAL ASSETS     OF ACCOUNTS     TOTAL ASSETS
--------------------------------------------------------------------------------------------------------------------------------
MULTI-MANAGER
SMALL CAP GROWTH FUND

JOEL LEVIN (JPMIM)                      None            None           None           None           None              None
NEIL WAGNER (BLACKROCK)                   3      $  1,327,000,000      None           None            10       $   1,358,000,000
EILEEN LEARY (BLACKROCK)                  3      $  1,327,000,000      None           None            10       $   1,358,000,000
RICK RUVKUN (SELIGMAN)                    1      $   81.5 million      None           None           497       $ 1,183.9 million
MICHAEL J. ALPERT (SELIGMAN)              1      $   81.5 million      None           None           480       $ 1,180.7 million
STEPHEN B. YOST (SELIGMAN)                1      $   81.5 million      None           None           481       $ 1,185.5 million
JAMES W. OBERWEIS (OBERWEIS)             11      $    800,813,085      None           None            57       $     907,006,395
PAUL A GRAHAM, JR. (UBS GLOBAL AM)        5      $    876,744,294       2       $  380,951,732        31       $     239,846,489
DAVID N. WABNIK (UBS GLOBAL AM)           5      $    876,744,294       2       $  380,951,732        31       $     239,846,489

MULTI-MANAGER
SMALL CAP VALUE FUND

JOEL LEVIN (JPMIM)                      None            None           None           None           None              None
CHRISTOPHER BLUM (JPMIM)                 17      $  3,719,000,000       8       $1,087,000,000         7       $     599,000,000
DENNIS RUHL (JPMIM)                      17      $  3,719,000,000       8       $1,087,000,000         7       $     599,000,000
PAUL VIERA (EARNEST)                     12      $2,876.3 million       8       $ 18.2 million       272       $15,610.2 million


                                       31


CHRISTOPHER G. LUCK (FIRST
   QUADRANT)                              4      $    178,643,873    8          $  352,671,182        52       $   7,471,227,178
ANDREW BERKIN, PH.D (FIRST
   QUADRANT)                            None            None       None               None             4       $     547,659,396
CHRIS D. WALLIS (VAUGHAN NELSON)         12      $    338,573,606    2          $   23,533,159        62       $     775,529,406
SCOTT J. WEBER (VAUGHAN NELSON)          12      $    338,573,606    2          $   23,533,159        62       $     775,529,406
MARK J. ROACH (VAUGHAN NELSON)           14      $    386,872,968    8          $  112,680,359       132       $   1,460,160,899

The following table shows information on the other accounts managed by each portfolio manager that have advisory fees wholly or partly based on performance.

                     PERFORMANCE BASED FEE ADVISORY ACCOUNTS

                                               REGISTERED          OTHER POOLED INVESTMENT
                                         INVESTMENT COMPANIES             VEHICLES                OTHER ACCOUNTS
                                       NUMBER OF                  NUMBER OF                  NUMBER OF
                                        ACCOUNTS   TOTAL ASSETS    ACCOUNTS   TOTAL ASSETS    ACCOUNTS   TOTAL ASSETS
---------------------------------------------------------------------------------------------------------------------
MULTI-MANAGER
SMALL CAP GROWTH FUND

JOEL LEVIN (JPMIM)                        None         None          None         None          None          None
NEIL WAGNER (BLACKROCK)                   None         None          None         None          None          None
EILEEN LEARY (BLACKROCK)                  None         None          None         None          None          None
RICK RUVKUN (SELIGMAN)                    None         None          None         None          None          None
MICHAEL J. ALPERT (SELIGMAN)              None         None          None         None          None          None
STEPHEN B. YOST (SELIGMAN)                None         None          None         None          None          None
JAMES W. OBERWEIS (OBERWEIS)              None         None          None         None           2        $78,666,846
PAUL A GRAHAM, JR. (UBS GLOBAL AM)        None         None          None         None           1        $55,631,943
DAVID N. WABNIK (UBS GLOBAL AM)           None         None          None         None           1        $55,631,943

MULTI-MANAGER
SMALL CAP VALUE FUND


                                       32


JOEL LEVIN (JPMIM)                        None         None          None          None          None           None
CHRISTOPHER BLUM (JPMIM)                  None         None          None          None          None           None
DENNIS RUHL (JPMIM)                       None         None          None          None          None           None
PAUL VIERA (EARNEST)                        0           0             1       $25.5 million       9        $580.7 million
CHRISTOPHER G. LUCK (FIRST QUADRANT)      None         None           3        $112,849,518       9        $2,141,067,047
ANDREW BERKIN, PH.D (FIRST QUADRANT)      None         None          None          None          None           None
CHRIS D. WALLIS (VAUGHAN NELSON)          None         None          None          None           1         < $1 million
SCOTT J. WEBER (VAUGHAN NELSON)           None         None          None          None          None           None
MARK J. ROACH (VAUGHAN NELSON)            None         None          None          None          None           None

POTENTIAL CONFLICTS OF INTERESTS

As shown in the above table, the portfolio managers may manage accounts in addition to the identified registered investment companies (each a "RIC"). The potential for conflicts of interest exists when the Adviser or a Subadviser and its portfolio managers manage other accounts with similar investment objectives and strategies as the RIC ("Similar Accounts"). Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities.

JPMIM. The chart above shows the number, type and market value as of December 31, 2005 of the accounts other than the Fund that are managed by the Funds' portfolio managers. The potential for conflicts of interest exists when portfolio managers manage other accounts with similar investment objectives and strategies as the Funds ("Similar Accounts"). Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities.

Responsibility for managing the Adviser's and its affiliates' clients' portfolios is organized according to investment strategies within asset classes. Generally, client portfolios with similar strategies are managed by portfolio managers in the same portfolio management group using the same objectives, approach and philosophy. Underlying sectors or strategy allocations within a larger portfolio (for example, high yield investments for the Strategic Income
Fund) are likewise managed by portfolio managers who use the same approach and philosophy as similarly managed portfolios. Therefore, portfolio holdings, relative position sizes and industry and sector exposures tend to be similar across similar portfolios and strategies, which minimizes the potential for conflicts of interest.

JPMIM and/or its affiliates may receive more compensation with respect to certain Similar Accounts than that received with respect to the Funds or may receive compensation based in part on the performance of certain Similar Accounts. This may create a potential conflict of interest for JPMIM and its affiliates or the portfolio managers by providing an incentive to favor these Similar Accounts when, for example, placing securities transactions. In addition, JPMIM or its affiliates could be viewed as having a conflict of interest to the extent that JPMIM or an affiliate has a proprietary investment in Similar Accounts, the portfolio managers have personal investments in Similar Accounts or the Similar Accounts are investment options in JPMIM's or its affiliates' employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of investment opportunities because of market factors or investment restrictions imposed upon the Adviser and its affiliates by law, regulation, contract or internal policies. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability and allocation of investment opportunities generally, could raise a potential conflict of interest, as JPMIM or its affiliates may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. JPMIM and its affiliates may be perceived as causing accounts they manage to participate in an offering to increase JPMIM's and its affiliates' overall allocation of securities in that offering. A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. If JPMIM or its affiliates manage accounts that engage in short sales of securities of the type in which the Fund invests, JPMIM or its affiliates could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.

As an internal policy matter, the Adviser may from time to time maintain certain overall investment limitations on the securities positions or positions in other financial instruments the Adviser or its affiliates will take on behalf of its various clients due to, among other things, liquidity concerns and regulatory restrictions. It should be recognized that such policies may preclude a Fund from purchasing particular securities or financial instruments, even if such securities or financial instruments would otherwise meet the Fund's objectives.

JPMIM and/or its affiliates serve as advisor to the Funds, to the JPMorgan SmartRetirement Funds (collectively, the "JPMorgan SmartRetirement Funds") and to the JPMorgan Investor Funds (collectively, the "Investor Funds"). The JPMorgan SmartRetirement Funds and the Investor Funds may invest in shares of the Funds (other than the JPMorgan SmartRetirement Funds and the Investor Funds). Because JPMIM and/or its affiliates is the adviser to the Funds and it or its affiliates is adviser to the JPMorgan SmartRetirement Funds and the Investor Funds, it may be subject to certain potential conflicts of interest when allocating the assets of the JPMorgan SmartRetirement Funds and the Investor Funds among the Funds. Purchases and redemptions of Fund shares by a Smart Retirement Fund or an Investor Fund due to reallocations or rebalancings may result in a Fund having to sell securities or invest cash when it otherwise would not do so. Such transactions could accelerate the realization of taxable income if sales of securities resulted in gains and could also increase a Fund's transaction costs. Large redemption by a JPMorgan SmartRetirement Fund or an Investor Fund may cause a Fund's expense ratio to increase due to a resulting smaller asset base. In addition, the portfolio managers of the JPMorgan SmartRetirement Funds and the Investor Funds may have access to the holdings of some of the Funds as well as knowledge of and a potential impact on investment strategies and techniques of the Funds.

The goal of JPMIM and its affiliates is to meet their fiduciary obligation with respect to all clients. JPMIM and its affiliates have policies and procedures designed to manage the conflicts. JPMIM and its affiliates monitor a variety of areas, including compliance with fund guidelines, review of allocation decisions and compliance with the Advisers' Codes of Ethics and JPMC's Code of Conduct. With respect to the allocation of investment opportunities, JPMIM and its affiliates also have certain policies designed to achieve fair and equitable allocation of investment opportunities among its clients over time. For example:

Orders for the same equity security traded through a single trading desk or system are aggregated on a continual basis throughout each trading day consistent with JPMIM's and its affiliates' duty of best execution for its clients. If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis. Partially completed orders generally will be allocated among the participating accounts on a pro-rata average price basis, subject to certain limited exceptions. For example, accounts that would receive a DE MINIMIS allocation relative to their size may be excluded from the order. Another exception may occur when thin markets or price volatility require that an aggregated order be completed in multiple executions over several days. If partial completion of the order would result in an uneconomic allocation to an account due to fixed transaction or custody costs, JPMIM and its affiliates may exclude small orders until 50% of the total order is completed. Then the small orders will be executed. Following this procedure, small orders will lag in the early execution of the order, but will be completed before completion of the total order.

Purchases of money market instruments and fixed income securities cannot always be allocated pro-rata across the accounts with the same investment strategy and objective. However, JPMIM and its affiliates attempt to mitigate any potential unfairness by basing non-pro rata allocations traded through a single trading desk or system upon an objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of JPMIM or its affiliates so that fair and equitable allocation will occur over time.

BLACKROCK ADVISORS, INC. BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, its affiliates and any officer, director, stockholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, or any of its affiliates, or any officer, director, stockholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock's (or its affiliates') officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for the Fund. In this connection, it should be noted that certain BlackRock portfolio managers (not including Mr. Wagner or Ms. Leary) currently manage certain accounts that are subject to performance fees. In addition, certain BlackRock portfolio managers (not including Mr. Wagner or Ms. Leary) assist in managing certain hedge funds and may be entitled to receive a portion of any incentive fees earned on such funds and a portion of such incentive fees may be voluntarily or involuntarily deferred. Additional portfolio managers (including Mr. Wagner and Ms. Leary) may in the future manage other such accounts or funds and may be entitled to receive incentive fees.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted a policy that is intended to ensure that investment opportunities are allocated fairly and equitably among client accounts over time. This policy also seeks to achieve reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base.

EARNEST PARTNERS, LLC. No material conflicts of interest exist. All accounts are managed to model portfolios that are approved by the investment committee, and trades are allocated pro-rata to all accounts so that no one account is advantaged over another pursuant to trade allocation policies and procedures.

J. & W. SELIGMAN & CO. INCORPORATED. Actual or potential conflicts of interest may arise from the fact that J. & W. Seligman & Co. Incorporated ("Seligman") and the portfolio managers of certain of the assets of the JP Morgan Multi-Manager Small Cap Growth Fund (the "Small Cap Growth Fund") have day-to-day management responsibilities with respect to accounts of clients of Seligman other than the Small Cap Growth Fund ("Other Accounts"). Seligman has policies and procedures intended to mitigate or manage the conflicts of interest described below. There is no guarantee that any such policies or procedures will detect each and every situation in which a conflict of interest arises.

Seligman may receive higher compensation with respect to Other Accounts (including accounts which are private investment funds or have performance or higher fees paid to Seligman, or in which one or more portfolio managers have direct or indirect personal interest in the receipt of such fees) than that received with respect to the Small Cap Growth Fund. This may create a potential conflict of interest for Seligman or its portfolio managers by providing an incentive to favor these Other Accounts when, for example, placing securities transactions. In addition, Seligman could be viewed as having a conflict of interest to the extent that Seligman or an affiliate has a proprietary investment in one or more Other Accounts, the portfolio managers have personal investments, directly or indirectly, in one or more Other Accounts or the Other Accounts are investment options in Seligman's employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as Seligman may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. Seligman may be perceived as causing accounts it manages to participate in an offering to increase Seligman's overall allocation of securities in that offering. A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account or when a sale in one account lowers the sale price received in a sale by a second account. Because Seligman manages accounts that engage in short sales of securities of the type in which many clients may invest, Seligman could be seen as harming the performance of certain client accounts (i.e., those not engaging in short sale transactions) for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall. Conversely, Seligman could be seen as benefiting those accounts that may engage in short sales through the sale of securities held by other clients to the extent the such sales reduce the cost to cover the short positions.

Seligman and its affiliates may at times give advice or take action with respect to accounts that differs from the advice given other accounts. A particular security may be bought or sold only for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. Simultaneous portfolio transactions in the same security by multiple clients may tend to decrease the prices received by clients for sales of such securities and increase the prices paid by clients for purchases of such securities.

Employees of Seligman, including portfolio managers, may engage in personal trading, subject to Seligman's Code of Ethics. In addition to the general conflicts noted above, personal trading by employees may create apparent or actual conflicts to the extent that one or more employees personally benefit or appear to benefit from subsequent trading by clients in similar securities.

Because portfolio managers of Seligman manage multiple client accounts, portfolio mangers may devote unequal time and attention to the portfolio management of client accounts.

OBERWEIS ASSET MANAGEMENT, INC. As indicated in the above table, James W. Oberweis is primarily responsible for the day-to-day management of other accounts, including other accounts with investment strategies similar to the J.
P. Morgan Multi-Manager Small Cap Growth Fund (JPMSGF). Those accounts include The Oberweis Funds, other mutual funds for which Oberweis serves as investment sub-adviser, separately managed accounts and the personal/proprietary accounts of Mr. Oberweis. The fees earned by Oberweis for managing client accounts may vary among those accounts, particularly because for at least two accounts, Oberweis is paid based upon the performance results of the account. In addition, Mr. Oberweis may personally invest in The Oberweis Funds. These factors could create conflicts of interest because Mr. Oberweis may have incentives to favor certain accounts over others, resulting in other accounts outperforming the JPMSGF. A conflict may also exist if Mr. Oberweis identifies a limited investment opportunity that may be appropriate for more than one account, but the JPMSGF is not able to take full advantage of that opportunity due to the need to allocate the opportunity among multiple accounts. In addition, Mr. Oberweis may execute transactions for another account that may adversely impact the value of securities held by the Multi-Manager Small Cap Growth Fund.

However, Oberweis believes that these risks are mitigated by the fact that accounts with like investment strategies or which hold the same securities are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or other limitations applicable only to certain accounts, as well as differences in each account's initial holdings, cash flow, account size and other factors. In addition, Oberweis has adopted trade allocation procedures that require equitable allocation of trades for a particular security among participating accounts over time and a Code of Ethics that addresses possible conflicts between personal trades and client trades.

UBS GLOBAL ASSET MANAGEMENT (AMERICAS) INC. The management of a portfolio and other accounts by a portfolio manager could result in potential conflicts of interest if the portfolio and other accounts have different objectives, benchmarks and fees because the portfolio manager and his team must allocate time and investment expertise across multiple accounts, including the portfolio. The portfolio manager and his team manage the portfolio and other accounts utilizing a model portfolio approach that groups similar accounts within a model portfolio. UBS Global Asset Management (Americas) Inc. manages accounts according to the appropriate model portfolio, including where possible, those accounts that have specific investment restrictions. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across accounts, which may minimize the potential for conflicts of interest.

If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one account or model portfolio, the portfolio may not be able to take full advantage of that opportunity due to an allocation or filled purchase or sale orders across all eligible model portfolios and accounts. To deal with these situations, UBS Global Asset Management (Americas) Inc. has adopted procedures for allocating portfolio trades among multiple accounts to provide fair treatment to all accounts.

The management of personal accounts by a portfolio manager may also give rise to potential conflicts of interest. UBS Global Asset Management (Americas) Inc. has adopted Codes of Ethics that govern such personal trading, but there is no assurance that the Codes will adequately address all such conflicts.

FIRST QUADRANT, L.P. As a fiduciary, First Quadrant has an affirmative duty of care, loyalty, honesty, and good faith to act in the best interests of its clients. Compliance with this duty can be achieved by trying to avoid conflicts of interest and by fully disclosing all material facts concerning any conflict that does arise with respect to any client. Supervised Persons subject to First Quadrant's Code must try to avoid situations that have even the APPEARANCE of conflict or impropriety.

     1. CONFLICTS AMONG CLIENT INTERESTS. Conflicts of interest may arise where First Quadrant or its Supervised Persons have reason to favor the interests of one client over another client (e.g. large portfolios over smaller portfolios, portfolios compensated by performance fees over portfolios not so compensated, portfolios in which employees have made material personal investments). Although there are other portfolios managed under the same strategy, conflict of interest is not an issue as strategies are implemented uniformly and without preference among portfolios. First Quadrant prohibits inappropriate favoritism of one client over another client that would constitute a breach of fiduciary duty.

     2. COMPETING WITH CLIENT TRADES. First Quadrant prohibits Supervised Persons from using knowledge about pending or currently considered securities transactions for clients to profit personally, directly or indirectly, as a result of such transactions, including by purchasing or selling such securities. Conflicts raised by personal securities transactions also are addressed.

     3. REFERRALS/BROKERAGE. Supervised Persons must act in the best interests of First Quadrant's clients regarding execution and other costs paid by clients for brokerage services. Supervised Persons are reminded to strictly adhere to First Quadrant's policies and procedures regarding brokerage services (including allocation, best execution, and directed brokerage).

VAUGHAN NELSON INVESTMENT MANAGEMENT, L.P. Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day responsibilities with respect to more than one investment account. Portfolio managers who manage other investment accounts in addition to the JP Morgan Multi-Manager Small Cap Value Fund may be presented with the following potential conflicts:

1) a conflict between the investment strategy of the JP Morgan Multi-Manager Small Cap Value Fund and the other strategies and accounts managed by the portfolio manager with regard to the allocation of limited investment opportunities that may be appropriate for more than one investment strategy;

2) a conflict in the allocation of investment opportunities amongst accounts within the strategy employed by the JP Morgan Multi-Manager Small Cap Value Fund ; and

3) a conflict in the allocation of limited investment opportunities between the strategy employed by the JP Morgan Multi-Manager Small Cap Value Fund and other managed accounts for which advisory fees are based upon the performance of the account.

Vaughan Nelson maintains policies and procedures in place that address these potential conflict of interest issues to aid in assuring that investment opportunities are allocated fairly and equitably amongst all client accounts.

PORTFOLIO MANAGER COMPENSATION

JPMIM. The Adviser's portfolio managers participate in a competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes a base salary fixed from year to year and a variable performance bonus consisting of cash incentives and restricted stock and may include mandatory notional investments (as described below) in selected mutual funds advised by the Adviser or its affiliates. These elements reflect individual performance and the performance of the Adviser's business as a whole.

Each portfolio manager's performance is formally evaluated annually based on a variety of factors including the aggregate size and blended performance of the portfolios such portfolio manager manages. Individual contribution relative to client goals carries the highest impact. Portfolio manager compensation is primarily driven by meeting or exceeding clients' risk and return objectives, relative performance to competitors or competitive indices and compliance with firm policies and regulatory requirements. In evaluating each portfolio manager's performance with respect to the mutual funds he or she manages, the funds' pre-tax performance is compared to the appropriate market peer group and to each fund's benchmark index listed in the fund's prospectus over one, three and five year periods (or such shorter time as the portfolio manager has managed the fund). Investment performance is generally more heavily weighted to the long-term.

Awards of restricted stock are granted as part of an employee's annual performance bonus and comprise from 0% to 35% of a portfolio manager's total bonus. As the level of incentive compensation increases, the percentage of compensation awarded in restricted stock also increases. Up to 50% of the restricted stock portion of a portfolio manager's bonus may instead be subject to a mandatory notional investment in selected mutual funds advised by the Adviser or its affiliates. When these awards vest over time, the portfolio manager receives cash equal to the market value of the notional investment in the selected mutual funds.

BLACKROCK ADVISORS, INC. BlackRock's financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock such as its Long-Term Retention and Incentive Plan and Restricted Stock Program.

BASE COMPENSATION. Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm.

DISCRETIONARY COMPENSATION. In addition to base compensation, portfolio managers may receive discretionary compensation, which can be a substantial portion of total compensation. Discretionary compensation can include a discretionary cash bonus as well as one or more of the following:

     LONG-TERM RETENTION AND INCENTIVE PLAN (LTIP) --The LTIP is a long-term incentive plan that seeks to reward certain key employees. The plan provides for the grant of awards that are expressed as an amount of cash that, if properly vested and subject to the attainment of certain performance goals, will be settled in cash and/or in BlackRock, Inc. common stock. Ms. Leary and Mr. Wagner have received awards under the LTIP.

     DEFERRED COMPENSATION PROGRAM --A portion of the compensation paid to each portfolio manager may be voluntarily deferred by the portfolio manager into an account that tracks the performance of certain of the firm's investment products. Each portfolio manager is permitted to allocate his deferred amounts among various options, including to certain of the firm's hedge funds and other unregistered products. In addition, prior to 2005, a portion of the annual compensation of certain senior managers, including Mr. Wagner was mandatorily deferred in a similar manner for a number of years. Beginning in 2005, a portion of the annual compensation of certain senior managers, including Ms. Leary and Mr. Wagner is paid in the form of BlackRock, Inc. restricted stock units which vest ratably over a number of years.

     OPTIONS AND RESTRICTED STOCK AWARDS --While incentive stock options are not currently being awarded to BlackRock employees, BlackRock, Inc. previously granted stock options to key employees, including certain portfolio managers who may still hold unexercised or unvested options. BlackRock, Inc. also has a restricted stock award program designed to reward certain key employees as an incentive to contribute to the long-term success of BlackRock. These awards vest over a period of years. Mr. Wagner have been granted stock options in prior years.

     INCENTIVE SAVINGS PLANS --The PNC Financial Services Group, Inc., which owns approximately 71% of BlackRock, Inc.'s common stock, has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including an Employee Stock Purchase Plan (ESPP) and a 401(k) plan. The 401(k) plan may involve a company match of the employee's contribution of up to 6% of the employee's salary. The company match is made using BlackRock, Inc. common stock. The firm's 401(k) plan offers a range of investment options, including registered investment companies managed by the firm. Each portfolio manager is eligible to participate in these plans.

Annual incentive compensation for each portfolio manager is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager's group within BlackRock, the investment performance, including risk-adjusted returns, of the firm's assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual's teamwork and contribution to the overall performance of these portfolios and BlackRock. Unlike many other firms, portfolio managers at BlackRock compete against benchmarks rather than each other. In most cases, including for the portfolio managers of the Fund, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts are measured. A group of BlackRock, Inc.'s officers determines the benchmarks against which to compare the performance of funds and other accounts managed by each portfolio manager. With respect to the Fund's portfolio managers, such benchmark is the Russell 2000 Growth Index.

The group of BlackRock, Inc.'s officers then makes a subjective determination with respect to the portfolio manager's compensation based on the performance of the funds and other accounts managed by each portfolio manager relative to the various benchmarks. Senior portfolio managers who perform additional management functions within BlackRock may receive additional compensation for serving in these other capacities.

EARNEST PARTNERS, LLC. All EARNEST Partners personnel are paid a salary and a discretionary bonus. A portion of the bonus may consist of profit sharing and/or deferred compensation. The Company also matches a portion of employees' 401(k) contributions, if any. The bonus is a function of client satisfaction with respect to investment results and service. Equity ownership is another component of compensation for the portfolio manager. The Firm is employee-owned.

J. & W. SELIGMAN & CO. INCORPORATED. As compensation for their responsibilities, each of Messrs. Ruvkun, Alpert and Yost (the "Portfolio Managers") received a base salary and bonus for the year ended December 31, 2005.

A portion of the bonus was based upon (i) the annual revenues generated from the accounts under management for the Portfolio Managers' investment team and (ii) the weighted-average investment performance of such accounts in five categories versus corresponding benchmarks over a rolling two-year period as follows:

     Seligman proprietary mutual funds    - Lipper Small Cap Growth Fund Average

     small cap institutional accounts     - Callan Small Cap Growth Universe

     small/mid cap institutional accounts
     (which include the Seligman advised
     assets of the Trust)                 - Callan Small/Mid Cap Growth Universe

     small cap wrap accounts              - Russell/Mellon Performance Universe
                                            for Small Cap Growth

     small/mid cap wrap accounts          - Russell/Mellon Performance Universe
                                            for Small/Mid Growth or Callan
                                            Small/Mid Cap Growth Universe;

In addition, a portion of the bonus was discretionary based on numerous qualitative and quantitative factors. The factors, which have no pre-determined weightings and may apply differently from person to person may include, among other things, the Portfolio Manager's relative investment performance versus one or more competitive universes or benchmarks for periods noted above as well as other periods and Seligman's overall profitability and profitability attributable to the assets under management for the Portfolio Manager's investment team.

The structure of a Portfolio Manager's compensation may be modified from time to time to reflect, among other things, changes in responsibilities or the competitive environment.

OBERWEIS ASSET MANAGEMENT, INC. Oberweis offers its professionals a competitive compensation package consisting of a base, an incentive-based fee, and in certain cases equity ownership. Incentive fees are computed based on rolling one year and three year returns relative to the Russell 2000 Growth Index, with a heavier weighting on three year returns. Most of the incentive reward is quantitatively defined in advance, divided between relative team performance and individual performance. To ensure long-term commitment, most senior executives and key investment professionals are also equity investors in Oberweis. By linking a significant portion of portfolio management's compensation to equity ownership, the Oberweis management team encourages its professionals to adopt a long-term, team-oriented focus toward superior investment management with significant long-term upside reward potential. The opportunity to own an equity stake in Oberweis has been highly effective in attracting and retaining outstanding executives with a long-term, team-oriented perspective. Oberweis' employee-owners are offered equity ownership at book value and are required to sell their equity ownership at book value in the event that they leave for a competitor.

UBS GLOBAL ASSET MANAGEMENT (AMERICAS) INC. The compensation received by portfolio managers at UBS Global Asset Management includes a base salary and incentive compensation based on the portfolio manager's personal performance.

UBS Global Asset Management's compensation and benefits programs are designed to provide its investment professionals with incentives to excel, and to promote an entrepreneurial, performance-oriented culture. They also align the interests of our investment professionals with the interests of UBS Global Asset Management's clients. Overall compensation can be grouped into four categories:

     |_| Competitive salary, benchmarked to maintain competitive compensation opportunities.

     |_| Annual bonus, tied to individual contributions and investment performance.

     |_| UBS equity awards, promoting company-wide success and employee retention.

     |_| Partnership Incentive Program (PIP), a phantom-equity-like program for key senior staff.

Base salary is fixed compensation used to recognize the experience, skills and knowledge that the investment professionals bring to their roles. Salary levels are monitored and adjusted periodically in order to remain competitive within the investment management industry.

Annual bonuses are strictly and rigorously correlated with performance. As such, annual incentives can be highly variable, and are based on three components: 1) the firm's overall business success; 2) the performance of the respective asset class and/or investment mandate; and 3) an individual's specific contribution to the firm's results. UBS Global Asset Management strongly believes that tying bonuses to both long-term (3-year) and shorter-term (1-year) portfolio performance closely aligns our investment professionals' interests with those of UBS Global Asset Management's clients. A portion of each portfolio manager's bonus is based on the performance of each portfolio the portfolio manages as compared to the portfolio's broad-based index over a three-year rolling period.

UBS AG equity. Senior investment professionals, including each portfolio manager, may receive a portion of their annual performance-based incentive in the form of deferred or restricted UBS AG shares or employee stock options. UBS Global Asset Management believes that this reinforces the critical importance of creating long-term business value, and also serves as an effective retention tool as the equity shares typically vest over a number of years.

Broader equity share ownership is encouraged for all employees through "Equity Plus". This long-term incentive program gives employees the opportunity to purchase UBS stock with after-tax funds from their bonus or salary. Two UBS AG stock options are given for each share acquired and held for two years. UBS Global Asset Management feels that this engages its employees as partners in the firm's success, and helps to maximize its integrated business strategy.

FIRST QUADRANT, L.P. First Quadrant compensates its investment professionals based upon a combination of performance factors, including the relative investment performance of the strategies they help to manage and their accomplishments and productivity in terms of achieving annual goals. There is no single employee who acts as a sole portfolio manager; rather there is a team of investment professionals who manage the investment strategy used in the fund's portfolio. Compensation levels, including annual performance bonuses, profit sharing, deferred compensation arrangements and ownership equity in First Quadrant are determined by the senior management team. First Quadrant implements a compensation policy specifically designed to attract and retain high caliber investment professionals as evidenced by the experience and background of the investment team and the low turnover rate of its members.

VAUGHAN NELSON INVESTMENT MANAGEMENT, L.P. Compensation at Vaughan Nelson is determined by the Compensation Committee at the recommendation of the Chief Executive Officer. Portfolio management professionals are compensated through a fixed base salary, variable bonus and a contribution to the firm's retirement plan. The variable bonus component, as a whole for all portfolio management professionals, is based upon a percentage of the firm's operating profit, as defined. Each portfolio management professional's participation in the variable bonus pool is based primarily upon the performance of the strategy managed, as represented by a composite of all accounts qualifying for such composite relative to the Russell Universe peer group (on a rolling three year basis), and an assessment of the quality of client service provided. The contribution to the firm's retirement plan is based on a percentage (at the discretion of the Vaughan Nelson Board) of total cash compensation (subject to IRS limits) and such percentage is the same for all firm personnel. Key employees are allocated stock options at the discretion of the Compensation Committee as part of a long-term incentive package.

There is no distinction of compensation amongst the Portfolio and any other accounts managed.

OWNERSHIP OF SECURITIES

The following table indicates the dollar range of securities of each Fund beneficially owned by the Fund's lead portfolio managers as of December 31, 2004, the Funds' most recent fiscal year end.

                                                               AGGREGATE DOLLAR RANGE OF SECURITIES IN FUND
                                                                                                              $500,001 -     OVER
                                      NONE  $1-$10,000  $10,001-$50,000  $50,001-$100,000  $100,001-$500,000  $1,000,000  $1,000,000
------------------------------------------------------------------------------------------------------------------------------------
MULTI-MANAGER
SMALL CAP GROWTH FUND

JOEL LEVIN (JPMIM)                      X
NEIL WAGNER (BLACKROCK)                 X
EILEEN LEARY (BLACKROCK)                X
RICK RUVKUN (SELIGMAN)                  X
MICHAEL J. ALPERT (SELIGMAN)            X
STEPHEN B. YOST (SELIGMAN)              X
JAMES W. OBERWEIS (OBERWEIS)            X
PAUL A GRAHAM, JR. (UBS GLOBAL AM)      X
DAVID N. WABNIK (UBS GLOBAL AM)         X

MULTI-MANAGER
SMALL CAP VALUE FUND

JOEL LEVIN (JPMIM)                      X
CHRISTOPHER BLUM (JPMIM)                X
DENNIS RUHL (JPMIM)                     X
PAUL VIERA (EARNEST)                    X
CHRISTOPHER G. LUCK (FIRST QUADRANT)    X

                                                               AGGREGATE DOLLAR RANGE OF SECURITIES IN FUND
                                                                                                              $500,001 -     OVER
                                      NONE  $1-$10,000  $10,001-$50,000  $50,001-$100,000  $100,001-$500,000  $1,000,000  $1,000,000
------------------------------------------------------------------------------------------------------------------------------------
ANDREW BERKIN (FIRST QUADRANT)          X
CHRIS D. WALLIS (VAUGHAN NELSON)        X
SCOTT J. WEBER (VAUGHAN NELSON)         X
MARK J. ROACH (VAUGHAN NELSON)          X

                                  ADMINISTRATOR

Pursuant to an Administration Agreement dated February 19, 2005 (the "Administration Agreement"), between the Trust, on behalf of the Funds, and JPMFM, JPMFM serves as administrator of the Funds. JPMFM is an affiliate of JPMorgan Chase Bank, an indirect, wholly-owned subsidiary of JPMorgan Chase, and has its principal place of business at 1111 Polaris Parkway, Suite 2-J, Columbus, OH 43240.

Pursuant to the Administration Agreement, JPMFM will perform or supervise all operations of each Fund for which it serves (other than those performed under the advisory agreement(s), the custodian and fund accounting agreement, and the transfer agency agreement for that Fund). Under the Administration Agreement, JPMFM has agreed to maintain the necessary office space for the Funds, and to furnish certain other services required by the Funds with respect to each Fund. The Administrator prepares annual and semi-annual reports to the SEC, prepares federal and state tax returns and generally assists in all aspects of the Funds' operations other than those performed under the advisory agreement(s), the custodian and fund accounting agreement, and the transfer agency agreement. Under the Administration Agreement, JPMFM may, at its expense, subcontract with any entity or person concerning the provision of services under the Administration Agreement. Currently the Administrator pays a portion of the fees it receives to BISYS Fund Services, L.P. for its services as each Fund's sub-administrator. It is expected that, effective July 1, 2005, J.P. Morgan Investor Services, Co. will be each Fund's sub-administrator.

Unless sooner terminated, the Administration Agreement will continue in effect through October 31, 2005. Thereafter, if not terminated, the Administration Agreement will continue automatically for successive one year terms, provided that such continuance is specifically approved at least annually by the vote of a majority of those members of the Board of Trustees who are not parties to the Administration Agreement or interested persons of any such party. The Administration Agreement may be terminated without penalty, on not less than 60 days' prior written notice, by the Board of Trustees or by JPMFM. The termination of the Administration Agreement with respect to one Fund will not result in the termination of the Administration Agreement with respect to any other Fund.

The Administration Agreement provides that JPMFM shall not be liable for any error of judgment or mistake of law or any loss suffered by the Funds in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or negligence in the performance of its duties, or from the reckless disregard by it of its obligations and duties thereunder.

In consideration of the services to be provided by JPMFM pursuant to the Administration Agreement, JPMFM will receive from each Fund a pro rata portion of a fee computed daily and paid monthly at an annual rate equal to 0.15% of the first $25 billion of average daily net assets of all funds in the JPMorgan Funds Complex (excluding the JPMorgan Investor Funds and the series of JPMorgan Funds Complex that operate as money market funds ("Money Market Funds")) and 0.075% of average daily net assets of all funds in the JPMorgan Funds Complex (excluding the JPMorgan Investor Funds and the Money Market Funds) over $25 billion of such assets.

For purposes of the preceeding two paragraphs, the "JPMorgan Funds Complex" includes the open-end investment companies in the JPMorgan Complex including the series of the former One Group Mutual Funds.

From February 28, 2003 to February 19, 2005, pursuant to the administration agreements between the Trust, on behalf of the Funds, respectively, and JPMorgan Chase Bank (the "Administration Agreements"), JPMorgan Chase Bank was the administrator of the Funds. In consideration of the services that JPMorgan Chase Bank provided pursuant to the Administration Agreement, JPMorgan Chase Bank received from the Funds a pro-rata portion of a fee computed daily and paid monthly at an annual rate equal to 0.15% of the first $25 billion of the average daily net assets of all non-money market funds in the JPMorgan Funds Complex and 0.075% of the average daily net assets over $25 billion. JPMorgan Chase Bank may have voluntarily waived a portion of the fees payable to it with respect to the Funds. JPMorgan Chase Bank paid a portion of the fees it received to BISYS Fund Services, L.P. for its services as the sub-administrator for the Funds.

For the fiscal period indicated below, JPMorgan Chase Bank was paid or accrued administration fees, and waived the amounts in parentheses, for the following Funds (amounts in thousands):

                                        FISCAL PERIOD ENDED
                                      FROM FEBRUARY 28, 2003
                                              THROUGH          FISCAL YEAR ENDED   FISCAL YEAR ENDED
                                        DECEMBER 31, 2003*     DECEMBER 31, 2004   DECEMBER 31, 2005
                                          PAID/                  PAID/               PAID/
                FUND                     ACCRUED   WAIVED       ACCRUED   WAIVED    ACCRUED   WAIVED
                                      --------------------------------------------------------------
Multi-Manager Small Cap Growth Fund        $165     ($15)         $372    ($15)      $305     ($20)w
Multi-Manager Small Cap Value Fund         $164     ($31)         $444     ($3)      $432      N/A

* The Multi-Manager Funds commenced operations on 2/28/03.

                                   DISTRIBUTOR

Effective February 19, 2005, JPMorgan Distribution Services, Inc. (formerly known as One Group Dealer Services, Inc.) serves as the Trust's Distributor and holds itself available to receive purchase orders for each of the Fund's shares. In that capacity, JPMDS has been granted the right, as agent of the Trust, to solicit and accept orders for the purchase of shares of each of the Funds in accordance with the terms of the Distribution Agreement between the Trust and JPMDS. JPMDS is an affiliate of JPMIM and JPMorgan Chase Bank and is a direct, wholly-owned subsidiary of JPMorgan Chase. The principal offices of JPMDS are located at 1111 Polaris Parkway, Suite 2-J, Columbus, OH 43240.

Unless otherwise terminated, the Distribution Agreement with JPMDS will continue in effect until October 31, 2005 and will continue thereafter for successive one-year terms if approved at least annually by: (a) the vote of a majority of those members of the Board of Trustees who are not parties to the Distribution Agreement or interested persons of any such party, cast in person at a meeting for the purpose of voting on such approval and (b) the vote of the Board of Trustees or the vote of a majority of the outstanding voting securities of each Fund. The Distribution Agreement may be terminated without penalty on not less than 60 days' prior written notice, by the Board of Trustees, by vote of majority of the outstanding voting securities of each Fund or by the JPMDS. The termination of the Distribution Agreement with respect to one Fund will not result in the termination of the Distribution Agreement with respect to any other Fund. The Distribution Agreement may also be terminated in the event of its assignment, as defined in the 1940 Act. JPMDS is a broker-dealer registered with the SEC and is a member of the National Association of Securities Dealers, Inc.

Prior to February 19, 2005, J.P. Morgan Fund Distributors, Inc., a wholly-owned, indirect subsidiary of The BISYS Group, Inc., served as the distributor of the Funds.

The following table describes the compensation paid to the principal underwriter, JPMDS, for the period from February 19, 2005 until December 31, 2005:


                                      NET UNDERWRITING   COMPENSATION ON
                                        DISCOUNTS AND    REDEMPTIONS AND    BROKERAGE        OTHER
FUND                                     COMMISSIONS       REPURCHASES     COMMISSIONS   COMPENSATION
-----------------------------------------------------------------------------------------------------
Multi-Manager Small Cap Growth Fund         None               None            None          None
Multi-Manager Small Cap Value Fund          None               None            None          None


     No underwriting commissions were retained by JPMDS for the fiscal year ended December 31, 2005.

                          SHAREHOLDER SERVICING AGENTS

Effective February 19, 2005, the Trust, on behalf of each Fund, has entered into a shareholder servicing agreement with JPMDS ("Shareholder Servicing Agreement"). Under the Shareholder Servicing Agreement, JPMDS will provide, or cause its agents to provide, any combination of the personal shareholder liaison services and shareholder account information services ("Shareholder Services") described below or other related services ("Other Related Services") as also described below.

"Shareholder Services" include (a) answering shareholder inquiries (through electronic and other means) regarding account status and history, the manner in which purchases and redemptions of Fund shares may be effected, and certain other matters pertaining to the Funds; (b) providing shareholders with information through electronic means; (c) assisting shareholders in completing application forms, designating and changing dividend options, account designations and addresses; (d) arranging for or assisting shareholders with respect to the wiring of the funds to and from shareholder accounts in connection with shareholder orders to purchase, redeem or exchange shares; (e) verifying shareholder requests for changes to account information; (f) handling correspondence from shareholders about their accounts; (g) assisting in establishing and maintaining shareholder accounts with the Trust; and (h) providing other shareholder services as the Trust or a shareholder may reasonably request, to the extent permitted by applicable law.

"Other Related Services" include (a) aggregating and processing purchase and redemption orders for shares; (b) providing shareholders with account statements showing their purchases, sales, and positions in the applicable Fund; (c) processing dividend payments for the applicable Fund; (d) providing sub-accounting services to the Trust for shares held for the benefit of shareholders; (e) forwarding communications from the Trust to shareholders, including proxy statements and proxy solicitation materials, shareholder reports, dividend and tax notices, and updated Prospectuses and SAIs; (f) receiving, tabulating and transmitting proxies executed by shareholders; (g) facilitating the transmission and receipt of funds in connection with shareholder orders to purchase, redeem or exchange shares; (h) developing and maintaining the Trust's website; (i) developing and maintain facilities to enable transmission of share transactions by electronic and non-electronic means; (j) providing support and related services to Financial Intermediaries in order to facilitate their processing of orders and communications with shareholders; (k) providing transmission and other functionalities for shares included in investment, retirement, asset allocation, cash management or sweep programs or similar programs or services; and (l) developing and maintaining check writing functionality.

Under the Shareholder Servicing Agreement, each Fund has agreed to pay JPMDS a fee at the annual rate of 0.25% of the average daily NAV of Fund shares owned by or for shareholders, for providing Shareholder Services and Other Related Services.

To the extent it is not otherwise required by its contractual agreement to limit a Fund's expenses as described in the Prospectus for the Funds, JPMDS may voluntarily agree from time to time to waive a portion of the fees payable to it under the Shareholder Servicing Agreement with respect to each Fund on a month-to-month basis.

JPMDS may enter into service agreements with Financial Intermediaries under which it will pay all or a portion of such fees received from the Funds to such entities for performing Shareholder Services and/or Other Related Services, as described above, for shareholders. Such Financial Intermediaries may include, without limitation, any person who is an affiliate of JPMDS.

The Shareholder Servicing Agreement, unless sooner terminated, will continue until October 31, 2005. Thereafter, if not terminated, the Shareholder Servicing Agreement will continue automatically for successive one year terms, provided that such continuance is specifically approved at least annually by the vote of a majority of those members of the Board of Trustees of the Trust who are not parties to the Shareholder Servicing Agreement or interested persons (as defined in the 1940 Act) of any such party. The Shareholder Servicing Agreement may be terminated without penalty, on not less than 60 days prior written notice, by the Board of Trustees of the Trust or by JPMDS. The Shareholder Servicing Agreement will also terminate automatically in the event of its assignment.

Prior to February 19, 2005, JPMorgan Chase Bank served as a shareholder servicing agent to the Funds.

The table below sets forth for each Fund listed the shareholder servicing fees paid or accrued (the amounts voluntarily waived are in parentheses) for the fiscal period indicated (amounts in thousands):

                                        FISCAL PERIOD ENDED
                                      FROM FEBRUARY 28, 2003
                                              THROUGH          FISCAL YEAR ENDED   FISCAL YEAR ENDED
                                        DECEMBER 31, 2003*     DECEMBER 31, 2004   DECEMBER 31, 2005
                                          PAID/                  PAID/              PAID/
                FUND                     ACCRUED   WAIVED       ACCRUED   WAIVED   ACCRUED   WAIVED
                                      -------------------------------------------------------------
Multi-Manager Small Cap Growth Fund        $275    ($172)        $620     ($27)      $680      N/A
Multi-Manager Small Cap Value Fund         $273    ($178)        $739     ($18)      $966      N/A

* The Multi-Manager Funds commenced operations on 2/28/03.

Financial Intermediaries may offer additional services to their customers, including specialized procedures and payment for the purchase and redemption of Fund shares, such as pre-authorized or systematic purchase and redemption programs, "sweep" programs, cash advances and redemption checks. Each Financial Intermediary may establish its own terms and conditions, including limitations on the amounts of subsequent transactions, with respect to such services. Certain Financial Intermediaries may (although they are not required by the Trust to do so) credit to the accounts of their customers from whom they are already receiving other fees amounts not exceeding such other fees or the fees for their services as Financial Intermediaries.

For shareholders that bank with JPMorgan Chase Bank, JPMDS may aggregate investments in the JPMorgan Funds with balances held in JPMorgan Chase Bank accounts for purposes of determining eligibility for certain bank privileges that are based on specified minimum balance requirements, such as reduced or no fees for certain banking services or preferred rates on loans and deposits. JPMorgan Chase Bank and certain broker-dealers and other Financial Intermediaries may, at their own expense, provide gifts such as computer software packages, guides and books related to investments or additional Fund shares valued up to $250 to their customers that invest in the JPMorgan Funds.

JPMDS or its affiliates may from time to time, at its or their own expense, out of compensation retained by them from the Funds or from other sources available to them, make additional payments to certain selected dealers or other Financial Intermediaries for performing administrative services for their customers. These services include maintaining account records, processing orders to purchase, redeem and exchange Fund shares and responding to certain customer inquiries. The amount of such compensation may be up to an additional 0.10% annually of the average net assets of the Funds attributable to shares of the Funds held by the customer of such Financial Intermediaries. Such compensation does not represent an additional expense to the Funds or to their shareholders, since it will be paid by JPMDS.

JPMDS, the JPMorgan Funds and their affiliates, agents and subagents may exchange among themselves and others certain information about shareholders and their accounts, including information used to offer investment products and insurance products to them, unless otherwise contractually prohibited.

                                 TRANSFER AGENT

Effective February 19, 2005, the Trust has also entered into a Transfer Agency Agreement with Boston Financial Data Services, Inc. ("BFDS" or the "Transfer Agent") pursuant to which BFDS acts as transfer agent for the Trust. BFDS's address is 2 Heritage Drive, North Quincy, Massachusetts 02171. Prior to February 19, 2005 DST Systems, Inc. served as the transfer agent for each Fund.

                                    CUSTODIAN

Pursuant to the Global Custody and Fund Accounting Agreement with JPMorgan Chase Bank, 3 Chase MetroTech Center, Brooklyn, NY 11245, dated February 18, 2005, JPMogan Chase Bank serves as the custodian and fund accounting agent for each Fund, and is responsible for holding portfolio securities and cash and maintaining the books of account and records of portfolio transactions. JPMorgan Chase Bank is an affiliate of the Adviser to the Funds.

For fund accounting services, each Fund pays to JPMorgan Chase Bank the higher of (a) each Fund's pro rata share of an annual complex-wide charge on the average daily net assets of all U.S. equity funds of 0.085% of the first $10 billion, 0.005% on the next $10 billion, 0.0035% on the next $10 billion and 0.0025% for such assets over $30 billion, or (b) the applicable per account minimum charge. The minimum total annual fund accounting charge per U.S. equity fund is $20,000. In addition, there is a $2,000 annual charge per share class and a $6,000 annual charge per manager for multi-managed accounts.

For custodian services, each Fund pays to JPMorgan Chase Bank safekeeping fees of between 0.001% and 0.6% of assets held by JPMorgan Chase Bank (depending on the foreign domicile in which the asset is held), calculated monthly in arrears, and fees between $7.50 and $150 for securities trades (depending on the foreign domicile in which the trade is settled).

JPMorgan Chase Bank is also reimbursed for its reasonable out-of-pocket or incidental expenses, including, but not limited to, legal fees.

                            FINANCIAL INTERMEDIARIES

The services provided by Financial Intermediaries may include establishing and maintaining shareholder accounts, processing purchase and redemption transactions, arranging for bank wires, performing shareholder subaccounting, answering client inquiries regarding the Funds, assisting clients in changing dividend options, account designations and addresses, providing periodic statements showing the client's account balance and integrating these statements with those of other transactions and balances in the client's other accounts serviced by the Financial Intermediary, transmitting proxy statements, periodic reports, updated prospectuses and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabulating and forwarding executed proxies and obtaining such other information and performing such other services as JPMDS or the Financial Intermediary's clients may reasonably request and agree upon with the Financial Intermediary.

Financial Intermediaries may establish their own terms and conditions for providing their services and may charge investors a transaction-based or other fee for their services. Such charges may vary among Financial Intermediaries, but in all cases will be retained by the Financial Intermediary and will not be remitted to a Fund or JPMDS.

Each Fund has authorized one or more brokers to accept purchase and redemption orders on its behalf. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on a Fund's behalf. Each Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. These orders will be priced at a Fund's net asset value next calculated after they are so accepted.

The Funds may also enter into agreements with Financial Intermediaries pursuant to which the Funds will pay the Financial Intermediary for services such as networking, sub-transfer agency and/or omnibus accounting. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of clients serviced by such Financial Intermediary up to a set maximum dollar amount per shareholder account serviced, or (2) the number of accounts serviced by such Financial Intermediary. Any payments made pursuant to such agreements are in addition to, rather than in lieu of, shareholder servicing fees the Financial Intermediary may also be receiving pursuant to agreements with the Distributor and shareholder servicing agent, respectively. From time to time, JPMDS or its affiliates may pay a portion of the fees for networking, sub-transfer agency and/or omnibus accounting at its or their own expense and out of its or their legitimate profits.

                  CASH COMPENSATION TO FINANCIAL INTERMEDIARIES

JPMDS and JPMIM may compensate Financial Intermediaries who sell shares of the Funds. Compensation comes from sales charges, 12b-1 fees and payments by JPMDS and JPMIM or their affiliates from their own resources.


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JPMDS may, on occasion, pay Financial Intermediaries the entire front-end sales charge applicable to Fund shares sold by such Financial Intermediaries.

Occasionally, JPMDS and JPMIM, at their own expense and out of their legitimate profits, may provide cash incentives (sometimes referred to as "revenue sharing") to Financial Intermediaries. Additional cash incentives may also be paid by other affiliates of JPMDS and JPMIM from time to time. Those additional cash incentives are payments over and above the sales charges (including 12b-1 fees) and shareholder servicing fees paid by the Funds. These additional cash payments are generally made to Financial Intermediaries that provide shareholder servicing, marketing support, and/or access to sales meetings, sales representatives and Financial Intermediary management representatives. Cash compensation may also be paid to Financial Intermediaries for inclusion of the Funds on a sales list including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to Fund shareholders. JPMIM and JPMDS may also pay cash compensation in the form of finder's fees that vary depending on the Fund and the dollar amount of shares sold. In addition, JPMDS may on occasion pay Financial Intermediaries the entire front-end sales charge applicable to Fund shares sold by the Financial Intermediary or an additional commission on the sale of Fund shares subject to a CDSC.

Revenue sharing payments are usually structured in one of three ways: (i) basis point payments on gross sales; (ii) basis point payments on net assets; and/or
(iii) fixed dollar amount payments. During the fiscal year ended December 31, 2005, JPMIM and JPMDS paid approximately $18,976,836. for all of the JPMorgan Funds pursuant to their revenue sharing arrangements.

JPMIM, JPMDS and their affiliates may also pay non-cash compensation to sales representatives of Financial Intermediaries in the form of (i) occasional gifts;
(ii) occasional meals, tickets or other entertainment; and/or (iii) sponsorship support of regional or national events of Financial Intermediaries.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The independent registered public accounting firm for the Trust and the Funds is PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, NY 10017. PricewaterhouseCoopers LLP conducts an annual audit of the financial statements of each Fund, assists in the preparation and/or review of the Fund's federal and state income tax returns.

                                    EXPENSES

The Fund pays the expenses incurred in its operations, including its pro rata share of expenses of the Trust. These expenses include: investment advisory and administrative fees; the compensation of the Trustees; registration fees; interest charges; taxes; expenses connected with the execution, recording and settlement of security transactions; fees and expenses of the Fund's custodian for all services to the Fund, including safekeeping of funds and securities and maintaining required books and accounts; expenses of preparing and mailing reports to investors and to government offices and commissions; expenses of meetings of investors; fees and expenses of independent accountants, legal counsel and any transfer agent, registrar or dividend disbursing agent of the Trust; insurance premiums; and expenses of calculating the NAV of, and the net income on, shares of the Fund. Shareholder servicing and distribution fees are all allocated to specific classes of the Fund. In addition, the Fund may allocate transfer agency and certain other expenses by class. Service providers to the Fund may, from time to time, voluntarily waive all or a portion of any fees to which they are entitled.

JPMIM, JPMFM and JPMDS have agreed that they will waive fees or reimburse each Fund as described in the Prospectus.

The Adviser believes that it is likely that the Funds will be of a sufficient size to permit the reimbursement of any such reductions or payments. However, there is no assurance that any such reimbursements will be made. Reimbursement is contingent upon the Adviser's determination that it will seek reimbursement for the Fund. In addition, the Board of Trustees must approve any requested reimbursement. Further, any expenses which cannot be recouped within three years will never be reimbursed by the Fund. In other words, any unrecouped amount after the three year period would not require payment either on liquidation of the Fund or termination of the Advisory


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Agreement.

                      PURCHASES, REDEMPTIONS AND EXCHANGES

The JPMorgan Funds have established certain procedures and restrictions, subject to change from time to time, for purchase, redemption, and exchange orders, including procedures for accepting telephone instructions and effecting automatic investments and redemptions. If an investor's account balance falls below the minimum for 30 days as a result of selling shares (and not because of performance), the Funds reserve the right to request that the investor buy more shares or to close the investor's account. If an investor's account balance is still below the minimum 60 days after notification, the Funds reserve the right to close out such account and send the proceeds to the address of record. The JPMorgan Funds may defer acting on a shareholder's instructions until it has received them in proper form and in accordance with the requirements described in the Prospectus.

Upon receipt of any instructions or inquiries by telephone from a shareholder or, if held in a joint account, from either party, or from any person claiming to be the shareholder, and confirmation that the account registration and address given by such person match those on record, a Fund or its agent is authorized, without notifying the shareholder or joint account parties, to carry out the instructions or to respond to the inquiries, consistent with the service options chosen by the shareholder or joint shareholders in his or their latest account application or other written request for services, including purchasing, exchanging or redeeming shares of a Fund and depositing and withdrawing monies from the bank account specified in the Bank Account Registration section of the shareholder's latest account application or as otherwise properly specified to such Fund in writing.

The Funds may, at their own option, accept securities in payment for shares. The securities delivered in such a transaction are valued in the same manner as they would be valued for purposes of computing a Fund's NAV, as described in the section entitled "Net Asset Value". This is a taxable transaction to the shareholder. Purchases by means of in-kind contributions of securities will only be accepted if a variety of conditions are satisfied in accordance with policies and procedures approved by the Board of Trustees.

Subject to compliance with applicable regulations, each Fund has reserved the right to pay the redemption price of its shares, either totally or partially, by a distribution in kind of readily marketable portfolio securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the NAV for the shares being sold. If a shareholder received a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash.

The Trust, on behalf of each Fund, reserves the right to suspend the right of redemption and to postpone the date of payment upon redemption as follows: (i) for up to seven days, (ii) during periods when the New York Stock Exchange is closed for other than weekends and holidays or when trading thereon is restricted as determined by the SEC by rule or regulation, (iii) during periods in which an emergency, as determined by the SEC, exists that causes disposal by a Fund of, or evaluation of the net asset value of, its portfolio securities to be unreasonable or impracticable, or (iv) for such other periods as the SEC may permit.

Each investor in a Fund may add to or reduce its investment in the Fund on each day that the New York Stock Exchange is open for business. The investor's percentage of the aggregate beneficial interests in a Fund will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in the Fund as of such time on such day plus or minus, as the case may be, the amount of net additions to or reductions in the investor's investment in the Fund effected on such day and (ii) the denominator of which is the aggregate NAV of the Fund as of such time on such day plus or minus, as the case may be, the amount of net additions to or reductions in the aggregate investments in the Fund. The percentage so determined will then be applied to determine the value of the investor's interest in the Fund as of such time on the following day the New York Stock Exchange is open for trading.

A Fund may require signature guarantees for changes that shareholders request be made in Fund records with respect to their accounts, including but not limited to changes in bank accounts, any written requests for additional account services made after a shareholder has submitted an initial account application to the Funds, and in certain other circumstances described in the Prospectus. A Fund may also refuse to accept or carry out any transaction that does not satisfy any restrictions then in effect. A signature guarantee may be obtained from a bank, trust company, broker-dealer or other member of a national securities exchange. Please note that a notary public cannot provide a signature guarantee.


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The Funds reserve the right to change any of these policies at any time and may reject any request to purchase shares at a reduced sales charge. Investors may incur a fee if they effect transactions through a broker or agent.

CUT-OFF TIMES FOR PURCHASE, REDEMPTION AND EXCHANGE ORDERS. Orders to purchase, exchange or redeem shares accepted by the Funds, or by a Financial Intermediary authorized to accept such orders, by the cut-off times indicated in the Funds' Prospectuses will be processed at the NAV next calculated after the order is accepted by the Fund or the Financial Intermediary. Under a variety of different types of servicing agreements, Financial Intermediaries that are authorized to accept purchase, exchange and/or redemption orders from investors are permitted to transmit those orders that are accepted by the Financial Intermediary before the cut-off times in the various Prospectuses to the Funds by the cut-off times stated in those agreements, which are generally later than the cut-off times stated in the Prospectuses.

                           DIVIDENDS AND DISTRIBUTIONS

Each Fund declares and pays dividends and distributions as described under "Distributions and Taxes" in the Prospectus.

Dividends and capital gains distributions paid by a Fund are reinvested in additional shares of the Fund unless the shareholder has elected to have them paid in cash. Dividends and distributions to be paid in cash are credited to the shareholder's Fund account at JPMorgan or account with his Financial Intermediary or, in the case of certain JPMorgan customers, are mailed by check in accordance with his instructions. The Fund reserves the right to discontinue, alter or limit the automatic reinvestment privilege at any time.

If a shareholder has elected to receive dividends and/or capital gain distributions in cash and the postal or other delivery service is unable to deliver checks to the shareholder's address of record, such shareholder's distribution option will automatically be converted to having all dividend and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

                                 NET ASSET VALUE

The NAV of each Fund is equal to the value of all the assets attributable to that Fund, minus the liabilities attributable to that Fund, divided by the number of outstanding shares of such Fund. The following is a discussion of the procedures used by the Funds in valuing their assets.

Domestic equity securities listed on a U.S. or Canadian securities exchange shall be valued at the last sale price on the exchange on which the security is principally traded (the "primary exchange") that is reported before the time when the net assets of the Funds are valued. Securities traded on more than one exchange shall be valued at the last sale price on the primary exchange. If there has been no sale on such primary exchange, then the security shall be valued at the last sale price on the secondary exchange. If there has been no sale on the primary exchange or the secondary exchange on the valuation date, the security shall be valued at the mean of the latest bid and ask quotations as of the closing of the primary exchange. The value of securities listed on the NASDAQ Stock Market, Inc. shall generally be the NASDAQ Official Closing Price. With respect to securities otherwise traded in the over-the-counter market, the value shall be equal to the quoted bid price. The value of each security for which readily available market quotations exist is based on a decision as to the broadest and most representative market for such security.

Generally, trading of foreign securities on most foreign markets is completed before the close of trading in U.S. markets. Additionally, trading on foreign markets may also take place on days on which the U.S. markets, and the Funds, are closed. The Funds have implemented fair value pricing on a daily basis for all non-U.S. and non-Canadian equity securities held by the Funds. The fair value pricing utilizes the quotations of an independent pricing service unless the Adviser determines in accordance with procedures adopted by the Trustees, as discussed below that use of another fair valuation methodology is appropriate. To the extent that foreign equity securities are not fair valued utilizing quotations of an independent pricing service, such securities will be valued using the price of the last sale or official close of the primary exchange on which the security is purchased that is reported before the time when the net assets of the Funds are valued. If there has been no sale on the primary exchange on the valuation date, and the average of bid and ask quotations are less than or equal to the last sale price of local shares on the valuation date, the security shall be valued at the last sale price of the local shares. If the average of the bid


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

and ask quotations on the primary exchange is greater than the last sale price of the local shares, the security shall be valued at the average of the closing bid and ask quotations of the foreign listed shares on the primary exchange.

For purposes of calculating NAV all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the prevailing market rates.

Futures, options and other derivatives are valued on the basis of available market quotations.

Securities of other open-end investment companies are valued at their respective NAVs.

Fixed-income securities with a remaining maturity of 61 days or more are valued using market quotations available from and supplied daily by third party pricing services or brokers/dealers of comparable securities. It is anticipated that such pricing services and broker/dealers will provide bis-side quotations. Short-term investments which mature in 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original maturity when acquired by a Fund was more than 60 days.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the general supervision and responsibility of the Trustees. The Board of Trustees has established a Valuation Committee to assist the Board in its oversight of the valuation of the Funds' securities. The Funds' Administrator has established a Fair Valuation Committee ("FVC") to (1) make fair value determinations in certain pre-determined situations as outlined in the procedures approved by the Board and (2) provide recommendations to the Board's Valuation Committee in other situations. This FVC includes senior representatives from Funds management as well as the Funds' investment adviser. Fair value situations could include, but are not limited to: (1) a significant event that affects the value of a Fund's securities (e.g., news relating to natural disasters affecting an issuer's operations or earnings announcements);
(2) illiquid securities; (3) securities that may be defaulted or de-listed from an exchange and are no longer trading; or (4) any other circumstance in which the FVC believes that market quotations do not accurately reflect the value of a security.

                          DISTRIBUTIONS AND TAX MATTERS

The following is a summary of certain tax considerations generally affecting each Fund and its shareholders. This section is based on the Internal Revenue Code of 1986, as amended (the "Code"), published rulings and court decisions, all as currently in effect. These laws are subject to change, possibly on a retroactive basis. Please consult your own tax advisor concerning the consequences of investing in the Funds in your particular circumstances under the Code and the laws of any other taxing jurisdiction.

Each Fund generally will be treated as a separate corporation for federal income tax purposes, and thus the provisions of the Code generally will be applied to each Fund separately. Net long-term and short-term capital gains, net income and operating expenses therefore will be determined separately for each Fund.

                 QUALIFICATION AS A REGULATED INVESTMENT COMPANY

Each Fund has elected to be taxed as a regulated investment company under Subchapter M of the Code and intends to meet all other requirements that are necessary for it to be relieved of federal taxes on income and gains it distributes to shareholders. As a regulated investment company, each Fund is not subject to federal income tax on the portion of its net investment income (i.e., its investment company taxable income, as that term is defined in the Code, without regard to the deduction for dividends paid) and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to shareholders, provided that it distributes at least 90% of the sum of its net investment income for the year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below.

In addition to satisfying the Distribution Requirement, each Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to loans of stock and securities, gains from the sale or disposition of stock, securities or foreign currencies and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies.


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Each Fund must also satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of a Fund's taxable year, (1) 50% or more of the value of the Fund's assets must be represented by cash, United States government securities, securities of other regulated investment companies, and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's assets and 10% of the outstanding voting securities of such issuer and (2) not more than 25% of the value of the Fund's assets may be invested in securities of any one issuer (other than U.S. government securities or securities of other regulated investment companies), or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses.

If for any year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders. Such distributions will generally be taxable to the shareholders as qualified dividend income, as discussed below, and generally will be eligible for the dividends received deduction in the case of corporate shareholders.

                  EXCISE TAX ON REGULATED INVESTMENT COMPANIES

A 4% non-deductible excise tax is imposed on a regulated investment company to the extent that it distributes income in such a way that it is taxable to shareholders in a calendar year other than the calendar year in which the Fund earned the income. Specifically, the excise tax will be imposed if a Fund fails to distribute in each calendar year an amount equal to 98% of qualified dividend income and ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ending on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed otherwise retained amounts if it is subject to income tax on those amounts for any taxable year ending in such calendar year.

Each Fund intends to make sufficient distributions or deemed distributions of its qualified dividend income, ordinary income and capital gain net income prior to the end of each calendar year to avoid liability for this excise tax. However, investors should note that a Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

                                FUND INVESTMENTS

Each Fund may make investments or engage in transactions that affect the character, amount and timing of gains or losses realized by the Fund. Each Fund may make investments that produce income that is not matched by a corresponding cash receipt by the Fund. Any such income would be treated as income earned by the Fund and therefore would be subject to the distribution requirements of the Code. Such investments may require a Fund to borrow money or dispose of other securities in order to comply with those requirements. Each Fund may also make investments that prevent or defer the recognition of losses or the deduction of expenses. These investments may likewise require a Fund to borrow money or dispose of other securities in order to comply with the distribution requirements of the Code. Additionally, each Fund may make investments that result in the recognition of ordinary income rather than capital gain, or that prevent the Fund from accruing a long-term holding period. These investments may prevent a Fund from making capital gain distributions as described below. Each Fund intends to monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it makes any such investments in order to mitigate the effect of these rules.

Each Fund invests in equity securities of foreign issuers. If a Fund purchases shares in certain foreign corporations (referred to as passive foreign investment companies ("PFICs") under the Code), the Fund may be subject to federal income tax on a portion of any "excess distribution" from such foreign corporation, including any gain from the disposition of such shares, even if such income is distributed by the Fund to its shareholders. In addition, certain interest charges may be imposed on a Fund as a result of such distributions. If a Fund were to invest in an eligible PFIC and elected to treat the PFIC as a qualified electing fund (a "QEF"), in lieu of the foregoing requirements, the Fund would be required to include each year in its income and distribute to shareholders in accordance with the distribution requirements of the Code, a pro rata portion of the QEF's ordinary earnings and net capital gain, whether or not distributed by the QEF to the Fund. Alternatively, each Fund generally will be permitted to "mark to market" any shares it holds in a PFIC. If a Fund made such an election, the Fund would be required to include in income each year and distribute to shareholders in accordance with the distribution requirements of the Code, an


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amount equal to the excess, if any, of the fair market value of the PFIC stock as of the close of the taxable year over the adjusted basis of such stock at that time. A Fund would be allowed a deduction for the excess, if any, of the adjusted basis of the PFIC stock over its fair market value as of the close of the taxable year, but only to the extent of any net mark-to-market gains with respect to the stock included by the Fund for prior taxable years. Each Fund will make appropriate basis adjustments in the PFIC stock to take into account the mark-to-market amounts.

Notwithstanding any election made by a Fund, dividends attributable to distributions from a foreign corporation will not be eligible for the special tax rates applicable to qualified dividend income if the foreign corporation is a PFIC either in the taxable year of the distribution or the preceding taxable year, but instead will be taxable at rates applicable to ordinary income.

ADDITIONAL TAX INFORMATION CONCERNING REITS. The Funds may invest in real estate investment trusts ("REITs"). Such Funds' investments in REIT equity securities may require a Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio that it otherwise would have continued to hold (including when it is not advantageous to do so). A Fund's investments in REIT equity securities may at other times result in the Fund's receipt of cash in excess of the REIT's earnings; if the Fund distributes such amounts, such distribution could constitute a return of capital to Fund shareholders for federal income tax purposes. Dividends received by the Fund from a REIT will generally not constitute qualified dividend income.

Under technical corrections legislation currently pending in Congress, REITs will generally be able to pass through the tax treatment of tax-qualified dividends they receive. The Treasury Department and the Internal Revenue Service have indicated that taxpayers may apply the qualified dividend income rules as if this technical correction has already been enacted.

Some of the REITs in which the Funds may invest will be permitted to hold residual interests in real estate mortgage investment conduits ("REMICs"). Under Treasury obligations that have not yet been issued, but may apply retroactively, a portion of a Fund's income from a REIT that is attributable to the REIT's residual interest in REMIC (referred to in the Code as an "excess inclusion") will be subject to federal income tax in all events. These regulations are also expected to provide that excess income inclusion income of a regulated investment company, such as a Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest directly.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and that otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax.

Under current law, if a charitable remainder trust (defined in section 664 of the Code) realizes any unrelated business taxable income for a taxable year, it will lose its tax-exempt status for the year. In addition, if at any time during any taxable year a "disqualified organization" (as defined in the Code) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. The Funds do not intend to invest directly in residual interests in REMICs or to invest in REITs in which a substantial portion of the assets will consist of residual interests in REMICs.

TAX EXEMPT DIVIDENDS. Each Fund intends to qualify to pay exempt-interest dividends to its respective shareholders by having, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consist of tax-exempt securities. An exempt-interest dividend is that part of dividend distributions made by a Fund that consists of interest received by a Fund on tax-exempt securities. Shareholders will not incur any federal income tax on the amount of exempt-interest dividends received by them from a Fund.


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Interest on indebtedness incurred or continued by a shareholder, whether a corporation or an individual, to purchase or carry shares of a Fund is not deductible to the extent it relates to exempt-interest dividends received by the shareholder. Any loss incurred on the sale or redemption of each Fund's shares held six months or less will be disallowed to the extent of exempt-interest dividends received with respect to such shares.

Interest on certain tax-exempt bonds that are private activity bonds within the meaning of the Code is treated as a tax preference item for purposes of the alternative minimum tax, and any such interest received by a Fund and distributed to shareholders will be so treated for purposes of any alternative minimum tax liability of shareholders to the extent of the dividend's proportionate share of a Fund's income consisting of such interest.

                               FUND DISTRIBUTIONS

Each Fund anticipates distributing substantially all of its net investment income for each taxable year. Dividends of net investment income paid to a noncorporate U.S. shareholder before January 1, 2009 that are designated as qualified dividend income will generally be taxable to such shareholder at a maximum rate of 15%. However, the amount of dividend income that may be so designated by a Fund will generally be limited to the aggregate of the eligible dividends received by the Fund. In addition, a Fund must meet certain holding period requirements with respect to the shares on which the Fund received the eligible dividends, and the noncorporate U.S. shareholder must meet certain holding period requirements with respect to the Fund shares. Dividends of net investment income that are not designated as qualified dividend income and dividends of net short-term capital gains will be taxable to shareholders at ordinary income rates. Dividends paid by a Fund with respect to a taxable year will qualify for the 70% dividends received deduction generally available to corporations to the extent of the amount of dividends received by the Fund from certain domestic corporations for the taxable year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year, including the portion of dividends paid that qualify for the reduced tax rate.

Ordinarily, shareholders are required to take taxable distributions by a Fund into account in the year in which the distributions are made. However, for federal income tax purposes, dividends that are declared by a Fund in October, November or December as of a record date in such month and actually paid in January of the following year will be treated as if they were paid on December 31 of the year declared. Therefore, such dividends will generally be taxable to a shareholder in the year declared rather than the year paid.

Each Fund may either retain or distribute to shareholders its net capital gain for each taxable year. Each Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a "capital gain dividend", it will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired its shares. Capital gain of a noncorporate U.S. shareholder that is recognized before January 1, 2009 is generally taxed at a maximum rate of 15% where the property is held by the Fund for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income.

Conversely, if a Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. In such a case, it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

Distributions by a Fund that do not constitute qualified dividend income, ordinary income dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in its shares; any excess will be treated as gain from the sale of its shares, as discussed below.

Distributions by each Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, prospective investors in a Fund should be aware that distributions from the Fund will, all other things being equal, have the effect of reducing the net asset value of the Fund's shares by the amount of the distribution. If the net asset value is reduced below a shareholder's cost, the distribution will nonetheless be taxable as described above, even if the distribution effectively represents a return of invested capital. Investors should consider the tax implications of buying shares just prior to a distribution, when the price of shares may reflect the amount of the forthcoming distribution.

                          SALE OR REDEMPTION OF SHARES

A shareholder will recognize gain or loss on the sale or redemption of shares in a Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder acquires other shares of the Fund within a period of 61 days beginning 30 days before such disposition, such as pursuant to reinvestment of a dividend in shares of the Fund. Additionally, if a shareholder disposes of shares of a Fund within 90 days following their acquisition, and the shareholder subsequently re-acquires Fund shares pursuant to a reinvestment right received upon the purchase of the original shares, any load charge (i.e., sales or additional charge) incurred upon the acquisition of the original shares will not be taken into account as part of the shareholder's basis for computing profit or loss upon the sale of the shares.

In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of a Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for more than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on (or undistributed capital gains credited with respect to) such shares. Capital gain of a noncorporate U.S. shareholder that is recognized before January 1, 2009 is generally taxed at a maximum rate of 15% where the property is held by the shareholder for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income.

                               BACKUP WITHHOLDING

Each Fund will be required in certain cases to backup withhold and remit to the U.S. Treasury a portion of qualified dividend income, ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has provided either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding by the IRS for failure to report the receipt of interest or dividend income properly or (3) who has failed to certify to the Fund that it is not subject to backup withholding or that it is a corporation or other "exempt recipient". Backup withholding is not an additional tax and any amounts withheld may be refunded or credited against a shareholder's federal income tax liability, provided the appropriate information is furnished to the IRS.

                              FOREIGN SHAREHOLDERS

Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder") depends on whether the income from a Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder. If the income from a Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, dividends paid to such foreign shareholder from net investment income will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) on the gross amount of the dividend. Such a foreign shareholder would generally be exempt from U.S. federal income tax, including withholding tax, on gains realized on the sale of shares of the Fund, capital gain dividends and amounts retained by the Fund that are designated as undistributed capital gains. Generally, interest-related dividends and short-term capital gains dividends received from a regulated investment company are exempt from the 30-percent withholding tax. This exemption applies to both nonresident alien individuals and foreign corporations for dividends paid after December 31. 2004, and applies to income that would not be subject to the 30-percent tax if earned by the foreign person directly. With respect to interest-related dividends, this exemption does not apply of the Fund does not receive a statement in Internal Revenue Service Form W-8 stating that the shareholder is not a U.S. person. If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends, undistributed capital gains credited to such shareholder and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens or domestic corporations.

In the case of foreign non-corporate shareholders, a Fund may be required to backup withhold U.S. federal income tax on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund, the procedure for claiming the benefit of a lower treaty rate and the applicability of foreign taxes. Transfers by gift of shares of a Fund by an individual foreign shareholder will not be subject to U.S. federal gift tax, but the value of shares of a Fund held by such a shareholder at his death will generally be includible in his gross estate for U.S. federal estate tax purposes, subject to any applicable estate tax treaty.

                                  FOREIGN TAXES

Each Fund may be subject to foreign withholding taxes or other foreign taxes with respect to income (possibly including, in some cases, capital gain) received from sources within foreign countries. So long as more than 50% by value of the total assets of a Fund at the close of the taxable year consists of stock or securities of foreign issuers, the Fund may elect to treat any foreign income taxes paid by it as paid directly by its shareholders.

If a Fund makes the election, each shareholder will be required to (i) include in gross income, even though not actually received, its pro rata share of the Fund's foreign income taxes, and (ii) either deduct (in calculating U.S. taxable income) or credit (in calculating U.S. federal income tax) its pro rata share of the Fund's income taxes. A foreign tax credit may not exceed the U.S. federal income tax otherwise payable with respect to the foreign source income. For this purpose, each shareholder must treat as foreign source gross income (i) its proportionate share of foreign taxes paid by the Fund and (ii) the portion of any actual dividend paid by the Fund which represents income derived from foreign sources; the gain from the sale of securities will generally be treated as U.S. source income and certain foreign currency gains and losses likewise will be treated as derived from U.S. sources. This foreign tax credit limitation is, with certain exceptions, applied separately to separate categories of income; dividends from a Fund will be treated as "passive" or "financial services" income for this purpose. The effect of this limitation may be to prevent shareholders from claiming as a credit the full amount of their pro rata share of a Fund's foreign income taxes. In addition, the foreign tax credit is allowed to offset only 90% of the alternative minimum tax imposed on corporations and individuals, and shareholders will not be eligible to claim a foreign tax credit with respect to foreign income taxes paid by a Fund unless certain holding period requirements are met.

Each Fund will make such an election only if it deems it to be in the best interest of its shareholders. A shareholder not subject to U.S. tax may prefer that this election not be made. Each Fund will notify shareholders in writing each year if it makes the election and of the amount of foreign income taxes, if any, to be passed through to the shareholders and the amount of foreign taxes, if any, for which shareholders of the Fund will not be eligible to claim a foreign tax credit because the holding period requirements (described above) have not been satisfied.

                           STATE AND LOCAL TAX MATTERS

Depending on the residence of the shareholders for tax purposes, distributions may also be subject to state and local taxes. Rules of state and local taxation regarding qualified dividend income, ordinary income dividends and capital gain dividends from regulated investment companies may differ from the U.S. federal income tax rules in other respects. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in a Fund.

Most states provide that a regulated investment company may pass through (without restriction) to its shareholders state and local income tax exemptions available to direct owners of certain types of U.S. government securities (such as U.S. Treasury obligations). Thus, for residents of these states, distributions derived from the Funds' investment in certain types of U.S. government securities should be free from state and local income taxes to the extent that the interest income from such investments would have been exempt from state and local taxes if such securities had been held directly by the respective shareholders. Certain states, however, do not allow a regulated investment company to pass through to its shareholders the state and local income tax exemptions available to direct owners of certain types of U.S. government securities unless the fund holds at least a required amount of U.S. government securities. Accordingly, for residents of these states, distributions derived from the Funds' investments in certain types of U.S. government securities may not be entitled to the exemptions from state and local income taxes that would be available if the shareholders had purchased U.S. government securities. To the extent that the Funds invest to a substantial degree in U.S. government securities which are subject to favorable state and local tax treatment, shareholders of the Funds will be notified as to the extent to which distributions from the Funds are attributable to interest on such securities.

                          EFFECT OF FUTURE LEGISLATION

The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this SAI. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

                             PORTFOLIO TRANSACTIONS

Except as otherwise described herein, specific decisions to purchase or sell securities for a Fund are made by a portfolio manager who is either an employee of the Adviser or a Subadviser and who is appointed and supervised by senior officers of the Adviser or applicable Subadviser. Changes in the Funds' investments are reviewed by the Board of Trustees. The Funds' portfolio managers may serve other clients of the Adviser or a Subadviser in a similar capacity. Money market instruments are generally purchased in principal transactions. In connection with portfolio transactions, the overriding objective is to obtain the best execution of purchase and sales orders.

The frequency of a Fund's portfolio transactions "the portfolio turnover rate" will vary from year to year depending upon market conditions. Because a high portfolio turnover rate may increase transaction costs and the possibility of taxable short-term gains, the Adviser will weigh the added costs of short-term investment against anticipated gains. Each Fund will engage in portfolio trading if its advisers believe a transaction, net of costs (including custodian charges), will help it achieve its investment objective.

It is expected that the Funds will execute brokerage or other agency transactions through the Adviser, a Subadviser or their affiliates, (each an "affiliated broker") which is a registered broker-dealer, for a commission in conformity with the 1940 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), and rules promulgated by the SEC. Under these provisions, an affiliated broker is permitted to receive and retain compensation for effecting portfolio transactions for a Fund on an exchange; provided, however, if the affiliated broker is the Adviser, a written contract must be in effect between the Trust and the affiliated broker expressly permitting the affiliated broker to receive and retain such compensation. These rules further require that commissions paid to the affiliated broker by a Fund for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Trustees, including those who are not "interested persons" (as defined in the 1940 Act) of the Trust, have adopted procedures for evaluating the reasonableness of commissions paid to the affiliated brokers and will review these procedures periodically.

Because neither Fund will market its shares through intermediary brokers or dealers, it will not be the Funds' practice to allocate brokerage or principal business on the basis of sales of its shares which may be made through such firms. However, the Adviser or a Subadviser may place portfolio orders with qualified broker-dealers who recommend a Fund's shares to clients, and may, when a number of brokers and dealers can provide best net results on a particular transaction, consider such recommendations by a broker or dealer in selecting among broker-dealers.

Under the Advisory Agreement, or a Subadvisory Agreement, as the case may be, and as permitted by Section 28(e) of the 1934 Act, the Adviser or the respective Subadviser may cause the applicable Fund to pay a broker-dealer which provides brokerage and research services to the Adviser or the respective Subadviser, the applicable Fund and/or other accounts for which the Adviser or Subadviser exercises investment discretion an amount of commission for effecting a securities transaction for a Fund in excess of the amount other broker-dealers would have charged for the transaction if the Adviser or Subadviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or the Adviser's or Subadviser's overall responsibilities to accounts over which it exercises investment discretion. Not all of such services are useful or of value in advising the Funds. The Adviser will report to the Board of Trustees regarding overall commissions paid by the Funds and their reasonableness in relation to the benefits to the Funds. The term "brokerage and research services" includes:
(i) advice as to the value
of securities; (ii) the advisability of investing in, purchasing or selling securities; (iii) the availability of securities or of purchasers or sellers of securities; (iv) furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and (v) effecting securities transactions and performing functions incidental thereto, such as clearance and settlement.

Brokerage and research services received from such broker-dealers will be in addition to, and not in lieu of, the services required to be performed by the Adviser under the Advisory Agreement or by a Subadviser under a Subadvisory Agreement. The advisory fees that the Funds pay to the Adviser (or the subadvisory fees that the Adviser pays to a Subadviser) are not reduced as a consequence of the Adviser's or a Subadviser's receipt of brokerage and research services. To the extent the Funds' portfolio transactions are used to obtain such services, the brokerage commissions paid by the Funds will exceed those that might otherwise be paid by an amount that cannot be presently determined. Such services generally would be useful and of value to the Adviser or a Subadviser in serving one or more of its other clients and, conversely, such services obtained by the placement of brokerage business of other clients generally would be useful to the Adviser or a Subadviser in carrying out its obligations to the Funds. While such services are not expected to reduce the expenses of the Adviser or a Subadviser, the Adviser or a Subadviser would, through use of the services, avoid the additional expenses that would be incurred if it should attempt to develop comparable information through its own staff.

Subject to the overriding objective of obtaining the best execution of orders, the Adviser may allocate a portion of a Fund's brokerage transactions to affiliates of the Adviser. Under the 1940 Act, persons affiliated with a Fund and persons who are affiliated with such persons are prohibited from dealing with the Fund as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the SEC. The SEC has granted exemptive orders permitting each Fund to engage in principal transactions with J.P. Morgan Securities Inc., an affiliated broker, involving taxable and tax-exempt money market instruments (including commercial paper, banker acceptances and medium term notes) and repurchase agreements. The orders are subject to certain conditions. An affiliated person of a Fund may serve as its broker in listed or over-the-counter transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions. In addition, a Fund may not purchase securities during the existence of any underwriting syndicate for such securities of which JPMorgan Chase Bank or an affiliate is a member or in a private placement in which JPMorgan Chase Bank or an affiliate serves as placement agent except pursuant to procedures adopted by the Board of Trustees that either comply with rules adopted by the SEC or with interpretations of the SEC's staff. Each Fund expects to purchase securities from underwriting syndicates of which certain affiliates of JPMorgan Chase act as a member or manager. Such purchases will be effected in accordance with the conditions set forth in Rule 10f-3 under the 1940 Act and related procedures adopted by the Trustees, including a majority of the Trustees who are not "interested persons" of a Fund. Among the conditions are that the issuer of any purchased securities will have been in operation for at least three years, that not more than 25% of the underwriting will be purchased by a Fund and all other accounts over which the same investment adviser has investment discretion, and that no shares will be purchased from JPMDS or any of its affiliates.

On those occasions when the Adviser or a Subadviser deems the purchase or sale of a security to be in the best interests of a Fund as well as other customers, including other Funds, the Adviser or a Subadviser, to the extent permitted by applicable laws and regulations, may, but is not obligated to, aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for other customers in order to obtain best execution, including lower brokerage commissions if appropriate. In such event, allocation of the securities so purchased or sold as well as any expenses incurred in the transaction will be made by the Adviser or Subadviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to a Fund. In some instances, this procedure might adversely affect a Fund.

If a Fund that writes options effects a closing purchase transaction with respect to an option written by it, normally such transaction will be executed by the same broker-dealer who executed the sale of the option. The writing of options by a Fund will be subject to limitations established by each of the exchanges governing the maximum number of options in each class which may be written by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers. The number of options that a Fund may write may be affected by options written by the Adviser for other investment advisory clients. An exchange may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.


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The Adviser and the Subadvisers serve as investment adviser to other clients and investment vehicles which may invest in securities of the same issuers as those in which the Funds invest. The Adviser or a Subadviser also may invest for its own account and for the accounts of its affiliates. Certain of the Adviser's or a Subadviser's activities may cause it to come into possession of material, nonpublic information ("inside information") about an issuer. When the Adviser or a Subadviser is in possession of inside information about an issuer, the Adviser or Subadviser may be unable to cause the Funds to purchase or sell securities of that issuer until the information is released to the public or is no longer material. As a result, the Funds may be unable to purchase certain suitable securities, or sell certain securities that it already owns, at the most opportune time. In particular, a Fund's inability to sell a security that it already owns may require the Fund to treat the security as an illiquid security and may have a negative effect on the Fund's valuation of the security. Should the Fund already own a significant amount of illiquid securities, it could be forced to sell other illiquid securities at inopportune times and at prices below what could theoretically be realized in order to comply with the Fund's 15% limit on holding illiquid securities.

The Funds paid the following brokerage commissions for the indicated fiscal periods (amounts in thousands):

                                                       FISCAL PERIOD ENDED
                                                        FEBRUARY 28, 2003*
                                                             THROUGH         FISCAL YEAR ENDED   FISCAL YEAR ENDED
                                                        DECEMBER 31, 2003    DECEMBER 31, 2004   DECEMBER 31, 2005
                                                       -----------------------------------------------------------
MULTI-MANAGER SMALL CAP GROWTH FUND
Total Brokerage Commissions                                    $822                $1,442               $716
Brokerage Commissions from Affiliated Broker Dealers           $ 13                $   15               $  2
MULTI-MANAGER SMALL CAP VALUE FUND
Total Brokerage Commissions                                    $455                $  556               $364
Brokerage Commissions from Affiliated Broker Dealers           $  3                $    2               $  1

*    The Multi-Manager Funds commenced operations on 2/28/03

JPMIM. Under JPMIM's policy, "soft dollar" services refer to arrangements that fall within the safe harbor requirements of Section 28(e) of the Securities Exchange Act of 1934, as amended, which allow JPMIM to allocate client brokerage transactions to a broker-dealer in exchange for products or services that are research and brokerage-related and enhance the investment decision-making process. These services include third party research, market data services, and proprietary broker-dealer research. Effective February 19, 2005, the Funds stopped participating in JPMIM's soft dollar arrangements for market data services and third-party research. However, the Funds continue to receive proprietary research where broker-dealers typically incorporate the cost of such research into their commission structure.

Allocation of transactions, including their frequency, to various broker-dealers is determined by JPMIM based on its best judgment and in a manner deemed fair and reasonable to Shareholders. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. Subject to this consideration, in selecting broker-dealers to execute a particular transaction, and in evaluating the best overall terms available, JPMIM is authorized to consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act) provided to the Funds and/or other accounts over which JPMIM exercises investment discretion. JPMIM may cause a Fund to pay a broker-dealer that furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that JPMIM determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of JPMIM to the Funds. Such brokerage and research services might consist of reports and statistics on specific companies or industries, general summaries of groups of bonds and their comparative earnings and yields, or broad overviews of the securities markets and the economy. Shareholders of the Funds should understand that the services provided by such brokers may be useful to JPMIM in connection with its services to other clients.

UBS GLOBAL ASSET MANAGEMENT (AMERICAS) INC. Under UBS Global AM's policy, soft dollar arrangements are those arrangements whereby products or services other than trade execution are obtained by a registered investment adviser from or through a broker-dealer in exchange for the adviser's direction of client brokerage transactions to that broker-dealer. Because soft dollar arrangements may result in higher commission rates for client accounts, they could be deemed to violate an adviser's fiduciary duty. Section 28(e) of the Securities Exchange Act of 1934 provides a safe harbor that allows an investment manager to obtain research and brokerage services in exchange for soft dollars. If an adviser complies with Section 28(e), it will be protected from any claims that the adviser breached its fiduciary duty as a result of its participation in soft dollar arrangements.

UBS Procedures

UBS Global AM selects broker-dealers primarily on the basis of best available price and most favorable execution. However, UBS Global AM may direct transactions to broker-dealers based on research and brokerage services provided to UBS Global AM, which benefit its advisory clients. UBS Global AM's Soft Dollar Policies and Procedures ("Soft Dollar Policy") are designed to ensure that soft dollar arrangements fall within the Section 28(e) safe harbor.

The Soft Dollar Policy includes a detailed discussion of soft dollars and the legal requirements pertaining thereto, and outlines the steps that UBS Global AM takes to:

     (i) evaluate the services proposed to be provided pursuant to the Soft Dollar Policy;

     (ii) ensure that such services are, in fact, eligible for soft dollar payment; and

     (iii) make a good-faith allocation of "mixed-use" services (services that have both a research and non-research use).

The Soft Dollar Policy includes detailed procedures with respect to the review and approval of new soft dollar arrangements and of any amendment to existing soft dollar arrangements (each an "Agreement"). In particular, the Soft Dollar Policy provides that no Agreement will be entered into unless it has been reviewed and approved by:

     (i)  the Best Execution & Trading Committee ("Committee");

     (ii) the UBS Global AM Legal and Compliance Department ("Legal and Compliance"); and

     (iii) where services requiring computer hardware or software are to be provided, the UBS Global AM IT Department.

The Soft Dollar Policy also includes detailed monitoring procedures, including quarterly compliance reports by the Committee and Legal and Compliance; periodic compliance reviews of soft dollar transactions; and annual Committee reviews of soft dollar arrangements.

OBERWEIS ASSET MANAGEMENT, INC. A greater discount, spread or commission may be paid to non-affiliated broker-dealers that provide research services, which research may be used by Oberweis in managing assets of its clients, including the portion of the Fund that it manages. Research services may include data or recommendations concerning particular securities as well as a wide variety of information concerning companies, industries, investment strategy and general economic, financial and political analysis and forecasting. In some instances, Oberweis may receive research, statistical and/or pricing services it might otherwise have had to perform itself. However, Oberweis cannot readily determine the extent to which net prices or commission rates charged by most broker-dealers reflect the value of its research, statistical and/or pricing services. As Oberweis is the principal source of information and advice to the portion of the Fund that it manages and is responsible for managing the investment and reinvestment of those assets and determining the securities to be purchased and sold, it is believed by Oberweis to be in the interests of the portion of the Fund that it manages for Oberweis, in fulfilling its responsibilities to the Fund, to be authorized to receive and evaluate the research and information provided by other securities brokers or dealers, and to compensate such brokers or dealers for their research and information services. Any such information received may be utilized by Oberweis for the benefit of its other accounts as well, in the same manner that the portion of the Fund that it manages might also benefit from information obtained by Oberweis in performing


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services for its other accounts. Although it is believed that research services received directly or indirectly benefit all of Oberweis' accounts, the degree of benefit varies by account and is not directly related to the commissions or other remuneration paid by such account.

J. & W. SELIGMAN & CO. INCORPORATED. Seligman may receive a variety of research and brokerage services from brokers (either directly or through third parties) through whom Seligman will place securities transactions. Such research services includes reports and analyses on specific companies, industries, economic conditions and trends, statistical information, market data, credit analysis, and information about national and international developments. Research services may be received in the form of written reports (such as Thomson Financial Services (First Call and IBES) and Standard & Poor's periodicals), online services (such as Bloomberg or Bridge), electronic databases (such as Factset), or telephone contacts and personal meetings with security analysts, economists, corporate and industry spokepersons and representatives. Seligman is also provided with brokerage services and products such as electronic communication networks (e.g., Instinet or Universal Network Exchange (UNX)) and electronic links (e.g., Transactor Network Service TNS or Trade Route) to assist Seligman in seeking to obtain best execution on behalf of its clients and clearance and settlement services. The foregoing services may involve the use of, or be delivered by, computer systems whose software and hardware components may be provided to Seligman as part of the services. Research services furnished by brokers may be used in serving all of Seligman's accounts, but such services may or may not be used by Seligman in connection with the accounts that paid commissions to the broker for providing such services.

In certain cases, a research service may serve other functions that are not related to the making of investment decisions (such as accounting, recordkeeping or other administrative purposes). Seligman will make a good faith allocation of the cost of the product according to its mixed use, with only the portion allocated to research and brokerage services being paid for through commission dollars. Seligman will make a cash payment out of its own resources for the noneligible portion of the service. Neither the research and brokerage services provided by, nor the amount of brokerage given to, a particular broker-dealer are made pursuant to any written agreement or commitment that would obligate Seligman to compensate selected broker-dealers for the services provided. Seligman has an internal allocation procedure used to identify those broker-dealers who provide these services, and may endeavor to direct sufficient commissions to such broker-dealers to ensure continued receipt of research and brokerage services which Seligman believes are useful. Seligman's Soft-dollar Committee, which operates under the supervision of the Brokerage Oversight Committee, has oversight responsibilities for reviewing and evaluating the eligibility for research and brokerage services to be paid for through commission dollars.

EARNEST PARTNERS, INC. It is possible that EARNEST Partners may pay, or be deemed to have paid, commission rates higher than it could have otherwise paid in order to be assured of continuing to receive research that it considers useful. Such higher commissions would be paid in accordance with Section 28(e) of the Securities Exchange Act of 1934, which requires EARNEST Partners to determine in good faith that the commission paid is reasonable in relation to the value of the research provided. This determination may be based either in terms of the particular transaction involved or the overall responsibilities of EARNEST Partners with respect to all accounts over which it exercises discretion. Accordingly, research provided normally benefits many accounts rather than just the one(s) on which the order is being executed, and not all research may be used by EARNEST Partners in connection with the account which paid commissions to the broker providing the research.

The research received by EARNEST Partners includes, without limitation, information on the United States and other world economies; information on specific industries, groups of securities, individual companies, political and other relevant news development affecting markets and specific securities; technical and quantitative information about markets; and analysis of proxy proposals affecting specific companies. Research is received in the form of written reports, telephone contacts, personal meetings, research seminars, and access to computer databases. In some instances, research products or services received by EARNEST Partners may also be used by EARNEST Partners for functions that are not research related (i.e., not related to the making of investment decisions). Where a research product or service has a mixed use, EARNEST Partners will make a reasonable allocation according to its use and will pay for the non-research function in cash using its own funds.

EARNEST Partners does not generally enter into agreements with brokers regarding specific amounts of brokerage because of research provided. EARNEST Partners does maintain, however, an internal allocation procedure to identify those brokers who have provided it with research, EARNEST Partners considers useful. These internal


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guidelines are established by the Investment Committee to provide direction to its trader, and are based, in part, on the quality and usefulness of the research provided and its value to EARNEST Partners. The amount of brokerage specifically allocated to any broker will be based, in part, on the cost of such research to the broker, and the amount allocated is generally higher than that which EARNEST Partners would pay for the research were it to pay for it in cash using its own funds.

BLACKROCK ADVISORS, INC. Section 28(e) of the 1934 Act provides a safe harbor for investment advisers to use commission dollars to purchase brokerage and research services from broker-dealers (commonly referred to as "soft dollar arrangements"). BlackRock believes that research services obtained through soft dollar arrangements enhance its investment decision making capabilities, thereby increasing the prospects for higher investment returns. BlackRock will only engage in soft dollar transactions that comply with the requirements of Section 28(e). To ensure compliance with Section 28(e), BlackRock has adopted a Soft Dollar Policy that requires that the BlackRock Equity Investment Policy Oversight Committee approve all soft dollar arrangements. Equity Investment Policy Oversight Committee approval is obtained by submitting to the Administration Group a soft dollar service request form, which includes, among other information, a description of the service, the designated use of the service, the identity of the ultimate users of the service and the cost of the service. The Administration Group will send a copy of the request to the Legal and Compliance Department for review. The request is then circulated for signature by four of six Equity Investment Policy Oversight Committee members and presented for ratification at monthly Equity Investment Policy Oversight Committee meetings. The Administration Group shall prepare quarterly reports regarding BlackRock's soft dollar usage that are presented to the Equity Investment Policy Oversight Committee.

FIRST QUADRANT L.P. First Quadrant does not accept soft dollars as a method of payment for investment advisory services as a matter of policy. Two main reasons we do not use soft dollars are:

1) We feel that soft dollars generate hidden costs that are eventually paid for by the client and

2)   100% of our research is conducted in house.

VAUGHAN NELSON INVESTMENT MANAGEMENT, L.P. As permitted by Section 28(e) of the Securities Exchange Act of 1934, the Adviser or Manager may cause a Portfolio to pay a broker-dealer, which provides "brokerage and research services" (as defined in the ACT) to the Adviser or Manager, an amount of disclosed commission for effecting a securities transaction for the Portfolio in excess of the commission which another broker-dealer would have charged for effecting that transaction. Such higher commission would be paid after determining in good faith that the commission is reasonable in relation to the research or execution services provided. Consistent with this practice, brokerage commissions on accounts' portfolio transactions are directed by Vaughan Nelson Investment Management, L.P. to broker-dealers in recognition of such research and execution services rendered in the execution of orders by such broker-dealers.

The research provided by a broker-dealer would include, without limitation, information on individual companies, market trends, economic and political overview, industry reports, and market statistics. Research is received by mail, by fax, via the internet, or in a manner that provides access to computer databases such as Bloomberg, FactSet, Northfield System and Reuters Systems.

Vaughan Nelson does not attempt to put a specific dollar value on the service rendered or to allocate the relative costs or benefits of those services among clients. Vaughan Nelson believes that the research received is, in the aggregate, of assistance to the firm in fulfilling its overall duty to its clients. As a general matter, such research services are used to service all the firm's accounts. However, brokerage commissions paid by one account may apply toward payment for research services that may not be used by Vaughan Nelson in the service of that account. In some instances, a research product may be used by Vaughan Nelson in a non-research capacity (such as for marketing) thus having a 'mixed use'. Where a research product or service has a 'mixed use' Vaughan Nelson will pay for the non-research function in the form of hard dollars using its own funds.

For the fiscal year ended December 31, 2005, the Funds paid the following in commissions to brokers and dealers who provided research services.


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                                      TOTAL RESEARCH     PERCENTAGE OF
                FUND                    COMMISSIONS    TOTAL COMMISSIONS

Multi-Manager Small Cap Value Fund       $145,210            22.44%
Multi-Manager Small Cap Growth Fund      $ 60,781             7.40%

                               MASSACHUSETTS TRUST

The Trust is organized as a "Massachusetts business trust" of which each Fund is a separate and distinct series. Copies of the Declaration of Trust for the Trust are on file in the Office of the Secretary of The Commonwealth of Massachusetts and the Office of the Clerk of the City of Boston. The Declaration of Trust and the By-Laws of the Trust are designed to make the Trust similar in most respects to a Massachusetts business corporation. The principal distinction between the two forms concerns shareholder liability as described below.

Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust which is not the case for a corporation. However, the Trust's Declaration of Trust provides that the shareholders shall not be subject to any personal liability for the acts or obligations of any Fund and that every written agreement, obligation, instrument or undertaking made on behalf of any Fund shall contain a provision to the effect that the shareholders are not personally liable thereunder.

No personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions, (i) tort claims, (ii) contract claims where the provision referred to is omitted from the undertaking, (iii) claims for taxes, and (iv) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by the Funds. However, upon payment of such liability, the shareholder will be entitled to reimbursement from the general assets of the Funds. The Trustees intend to conduct the operations of the Trust in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Funds.

The Trust's Declaration of Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless, as to liability to the Trust or its shareholders, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices or with respect to any matter unless it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interest of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination based upon a review of readily available facts, by vote of a majority of disinterested Trustees or in a written opinion of independent counsel, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

The Trust shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders or by action of the Trustees upon notice to the shareholders. Each Fund may be terminated by action of the shareholders or by action of the Trustees upon notice to the shareholders.

                              DESCRIPTION OF SHARES

The Trust is an open-end management investment company organized as a Massachusetts business trust. Each Fund represents a separate series of shares of beneficial interest. The Trust is currently comprised of two series. See "Massachusetts Trust."

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares ($0.001 par value) of one or more series and classes within any series and to divide or combine the shares (of any series, if applicable) without changing the proportionate beneficial interest of each shareholder in a Fund (or in the assets of other series, if applicable). Upon liquidation of a Fund, holders are entitled to share pro rata in the net assets of a Fund available for distribution to such shareholders. See "Massachusetts Trust." The rights of redemption and exchange are described in the Prospectus and elsewhere in this SAI.

The shareholders of each Fund are entitled to one vote for each dollar of NAV (or a proportionate fractional vote in


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respect of a fractional dollar amount), on matters on which shares of a Fund shall be entitled to vote. Subject to the 1940 Act, the Trustees themselves have the power to alter the number and the terms of office of the Trustees, to lengthen their own terms, or to make their terms of unlimited duration subject to certain removal procedures, and appoint their own successors, provided, however, that immediately after such appointment the requisite majority of the Trustees have been elected by the shareholders of the Trust. The voting rights of shareholders are not cumulative so that holders of more than 50% of the shares voting can, if they choose, elect all Trustees being selected while the shareholders of the remaining shares would be unable to elect any Trustees. It is the intention of the Trust not to hold meetings of shareholders annually. The Trustees may call meetings of shareholders for action by shareholder vote as may be required by either the 1940 Act or the Trust's Declaration of Trust.

Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class. The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class. Expenses of the Trust which are not attributable to a specific series or class are allocated among all the series in a manner believed by management of the Trust to be fair and equitable. Shares have no pre-emptive or conversion rights. Shares when issued are fully paid and non-assessable, except as set forth below. Shareholders are entitled to one vote for each share held. Shares of each series or class generally vote together, except when required under federal securities laws to vote separately on matters that may affect a particular class, such as the approval of distribution plans for a particular class.

Shareholders of a Fund have the right, upon the declaration in writing or vote of more than two thirds of its outstanding shares, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on removal of a Trustee upon the written request of the record holders of 10% of a Fund's shares. The Trustees, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books, unless within five business days after such tender the Trustees shall mail to such applicants and file with the SEC, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Trustees to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion. After opportunity for hearing upon the objections specified in the written statements filed, the SEC may, and if demanded by the Trustees or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them. If the SEC shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the SEC shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Trustees shall mail copies of such material to all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.

The Trustees have authorized the issuance and sale to the public of two series of the Trust. The Trustees may, however, authorize the issuance of shares of additional series and the creation of classes of shares within any series with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine. The proceeds from the issuance of any additional series would be invested in separate, independently managed Funds with distinct investment objectives, policies and restrictions, and share purchase, redemption and net asset valuation procedures. Any additional classes would be used to distinguish among the rights of different categories of shareholders, as might be required by future regulations or other unforeseen circumstances. All consideration received by the Funds for shares of any additional series or class, and all assets in which such consideration is invested, would belong to that series or class, subject only to the rights of creditors of the Funds and would be subject to the liabilities related thereto. Shareholders of any additional series or class will approve the adoption of any management contract or distribution plan relating to such series or class and of any changes in the investment policies related thereto, to the extent required by the 1940 Act.

For information relating to mandatory redemption of Fund shares or their redemption at the option of the Trust under certain circumstances, see "Purchases, Redemptions and Exchanges".


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                             ADDITIONAL INFORMATION

As used in this SAI and the Prospectus, the term "majority of the outstanding voting securities" means the vote of (i) 67% or more of a Fund's shares or the Fund's outstanding voting securities present at a meeting, if the holders of more than 50% of the Fund's outstanding shares or the Fund's outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares or the Fund's outstanding voting securities, whichever is less.

Telephone calls to the Funds, the Funds' service providers or a Financial Intermediary may be tape-recorded. With respect to the securities offered hereby, this SAI and the Prospectus do not contain all the information included in the Trusts' Registration Statement filed with the SEC under the 1933 Act and the 1940 Act. Pursuant to the rules and regulations of the SEC, certain portions have been omitted. The Registration Statements including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

Statements contained in this SAI and the Prospectus concerning the contents of any contract or other document are not necessarily complete, and in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the applicable Registration Statements. Each such statement is qualified in all respects by such reference.

No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in the Prospectus and this SAI, in connection with the offer contained therein and, if given or made, such other information or representations must not be relied upon as having been authorized by the Trust, the Funds or the Distributor. The Prospectus and this SAI do not constitute an offer by any Fund or by the Distributor to sell or solicit any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund or the Distributor to make such offer in such jurisdictions.

                                PRINCIPAL HOLDERS

As of March 31, 2006, the following persons owned of record, or were known by the Trust to own beneficially, 5% or more of the outstanding shares of the
Funds:

                                      NAME AND ADDRESS            PERCENTAGE
FUND                                  OF SHAREHOLDER                 HELD
--------------------------------------------------------------------------------

MULTI-MANAGER SMALL CAP GROWTH FUND
                                      BALSA & CO*                    17.18
                                      JPMORGAN CHASE
                                      ATTN MUTUAL FUNDS SECTION
                                      14221 DALLAS PARKWAY
                                      DALLAS TX 75254-2942

MULTI-MANAGER SMALL CAP VALUE FUND    BALSA & CO*                    17.14
                                      JPMORGAN CHASE
                                      ATTN MUTUAL FUNDS SECTION
                                      14221 DALLAS PARKWAY
                                      DALLAS TX 75254-2942

*   The shareholder of record is a subsidiary or affiliate of JPMorgan
    Chase & Co. (a "JPMorgan Affiliate"). Typically, the shares are held for the benefit of underlying accounts for which the JPMorgan Affiliate may have voting or investment power. To the extent that JPMorgan Affiliates own 25% or more of a class of shares of a Fund, JPMorgan Chase & Co. may be deemed to be a "controlling person" of such shares under the 1940 Act.

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                              FINANCIAL STATEMENTS

The financial statements of the Trust are incorporated by reference to this Statement of Additional Information. The financial statements for the fiscal year ended December 31, 2005 have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm to the Trust and the Funds, as indicated in their reports with respect thereto, and are incorporated herein by reference in reliance upon the authority of said firm as experts in accounting and auditing in giving said reports. These financial statements are available without charge upon request by calling JPMorgan Funds Services at 1-800-480-4111.


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